UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds

(Exact name of registrant as specified in charter)

325 North LaSalle Street, Suite 645

Chicago, IL 60654

(Address of principal executive offices) (Zip code)

Marc L. Collins

325 North LaSalle Street, Suite 645

Chicago, IL 60654

(Name and address of agent for service)

Registrant's telephone number, including area code: 312-832-1440

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2019

Item 1.	Reports to Stockholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

9.30.2019

# Annual Report

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website at www.RiverNorth.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-888-848-7569 to let the fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with RiverNorth Funds.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.RiverNorth.com.

RN

RiverNorth Funds	Table of Contents

Shareholder Letter	2
Opportunistic Closed-End Fund Strategies
Portfolio Update	4
RiverNorth Core Opportunity Fund	6
RiverNorth/DoubleLine Strategic Income Fund	11
RiverNorth/Oaktree High Income Fund	16
RiverNorth Funds Schedule of Investments and Financial Statements
Disclosure of Fund Expenses	23
Schedule of Investments
RiverNorth Core Opportunity Fund	25
RiverNorth/DoubleLine Strategic Income Fund	29
RiverNorth/Oaktree High Income Fund	73
Statement of Assets and Liabilities
RiverNorth Core Opportunity Fund	89
RiverNorth/DoubleLine Strategic Income Fund	90
RiverNorth/Oaktree High Income Fund	91
Statement of Operations
RiverNorth Core Opportunity Fund	92
RiverNorth/DoubleLine Strategic Income Fund	93
RiverNorth/Oaktree High Income Fund	94
Statements of Changes in Net Assets
RiverNorth Core Opportunity Fund	95
RiverNorth/DoubleLine Strategic Income Fund	97
RiverNorth/Oaktree High Income Fund	99
Financial Highlights
RiverNorth Core Opportunity Fund	102
RiverNorth/DoubleLine Strategic Income Fund	110
RiverNorth/Oaktree High Income Fund	118
Notes to Financial Statements	125
Report of Independent Registered Public Accounting Firm	145
Additional Information	146
Board Considerations Regarding Approval of Investment Advisory and Sub-Advisory Agreements	147
Trustees & Officers	151

RiverNorth Funds	Shareholder Letter

September 30, 2019 (Unaudited)

Dear Fellow Shareholders,

“It’s Alive!”

For most of 2018, the closed-end fund initial public offering (IPO) market didn’t see a new IPO. Between the Department of Labor fiduciary standard, prior years’ discount widening, and financial advisor dissatisfaction with closed-end funds’ performance, the closed-end fund IPO market was stagnant. However, in October 2018, RiverNorth Capital Management, LLC ("RiverNorth") launched the RiverNorth Opportunistic Municipal Income Fund (ticker “RMI”). With the launch of RMI, RiverNorth subsidized the upfront costs, including commissions and underwriting fees needed to launch a new closed-end fund. Historically, those fees were paid by the shareholder.

Given the continued trend in financial advisors shifting from brokerage (i.e. commission) to fee-based immediately after a closed-end fund goes public, we believe there is now new appetite for buying closed-end fund shares because the security is trading at its net asset value vs. the historical 5% premium that created a supply/demand imbalance out of the gate. Since the launch of RMI, the closed-end fund market has seen a pick-up in new launches and size of dollars raised, including a $1.4Bn fund raised in 2019. Not only may 2019 be the best closed-end fund IPO market we’ve seen in years, but the calendar for 2020 appears strong. While the health of the closed-end fund IPO market is not necessarily critical to RiverNorth’s strategies, we do believe the number of investors trading in the space helps create discount volatility and opportunities for RiverNorth to potentially exploit.

Fortunately for RiverNorth, the one constant is the focus on yield versus total return by most investors. Historically, when volatility has been low, the focus on yield has resulted in the narrowing of discounts until there is uncertainty, at which point the closed-end fund discounts have widened. We see no end in sight to this vicious cycle, and with it brings the potential for vast trading opportunities. The irrationality of investors focusing on yield vs. total return can be illustrated by the fact that the top decile of highest distributing funds trade at a premium to net asset value on average. Conversely, the bottom decile with the lowest distribution rates trade at a double digit discount on average. This appears to show that distribution rate is the primary driver in an investor's selection process for closed-end funds rather than total return, cost or the performance of the manager.

Looking forward, we are excited about the uncertainty over interest rates. Last year at this time the market was pricing in numerous rate increases. Instead, the Federal Reserve has reversed course and is now on a path of cutting interest rates. This uncertainty leads to opportunity for RiverNorth to potentially exploit overreaction by investors in closed-end funds, making next year’s outlook exciting.

We are pleased to provide you with the 2019 Annual Report for the RiverNorth Funds. The report reviews our three opportunistic closed-end strategies: the RiverNorth Core Opportunity Fund (ticker: RNCIX and RNCOX), the RiverNorth/DoubleLine Strategic Income Fund (tickers: RNSIX and RNDLX), and the RiverNorth/Oaktree High Income Fund (tickers: RNHIX and RNOTX).

2	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Shareholder Letter

September 30, 2019 (Unaudited)

Please visit www.rivernorth.com for additional information.

We thank you for your investment and trust in managing your assets.

Respectfully,

Patrick W. Galley, CFA

President and Chief Investment Officer

RiverNorth Funds

Opinions and estimates offered constitute our judgement and are subject to change.

Definitions:

Alpha – Alpha is a measure of the performance on a risk-adjusted basis. The excess return of a fund relative to the return of the benchmark index is a fund's alpha.

Market Price – The market price at which a closed-end fund trades often varies from its net asset value. Some funds have market prices below their net asset values, referred to as a discount. Conversely, some funds have market prices above their net asset values, referred to as a premium.

Shareholder activism – A way in which shareholders can influence a corporation's behavior by exercising their rights as owners. Although shareholders don't run a company, there are ways for them to influence the board of directors and management. These can range from dialogue with management to voice their concerns about a particular issue to formal proposals that are voted on by all shareholders at a company's annual meetings.

Yield – Yield is the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment's cost, its current market value or its face value.

Annual Report | September 30, 2019	3

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

Closed-End Fund Market Overview

The closed-end fund (CEF) initial public offering (IPO) market has bounced back. In the past twelve months, seven new CEFs were launched. The aggregate capital raise was over $4 billion. Investment managers have been absorbing most, if not all, of the upfront fees and expenses associated with CEF IPOs. The elimination of the fee burden to IPO investors has strengthened the primary market.

The secondary market has also been strong. In the past twelve months, the average CEF(1)reported a market price total return of 9.8%. The asset class category returns for equity(1), hybrid(1), taxable bond(1) and municipal bond(1) funds were positive 1.1%, 4.4%, 10.2% and 17.0%, respectively.

The road to riches over the past twelve months included a deep valley in the fourth quarter of 2018. For example, the S&P 500 experienced its worst fourth quarter since the Great Recession and its worst December since the Great Depression. The bond market did not provide refuge. Closed-end fund investors were gripped with fear. On Christmas Eve, closed-end funds were priced in the 99th percentile of cheapness over the past twenty years. This turned out to be an extraordinary buying opportunity for contrarian investors.

On September 30, 2019, the average discount on equity, hybrid, taxable bond and municipal bond funds were 6.2%, 3.4%, 2.3% and 4.4%, respectively. Year over year, the average discount narrowed by 0.1%, 0.2%, 2.4% and 4.8%, respectively. Although most CEFs are trading well, many bond funds with US and/or emerging markets credit exposure are trading at or near double digit discounts. Non-US equity funds are also trading wider than the average.

Wide discounts on some bond funds, both taxable and municipal, have motivated a few institutional investors to become active. Three of the top five fund sponsors have recently engaged in proxy contests with activist investors. We anticipate that corporate actions will ultimately resolve the conflict.

CEF distributions for bond funds have continued to decline, but at a decelerating pace. Although borrowing costs have recently declined, reinvestment rates have pressured earnings. Interestingly, and counter to the trend of lower distributions, a few funds have implemented managed distributions with higher payouts. In most cases, the managed distribution policies are expected to include a return of capital. RiverNorth believes that managed or level distribution policies are an effective solution to wide discounts.

Recently, volatility in the rates market has been the primary driver of changes in CEF discounts. In our view, rate uncertainty and volatility bring pockets of opportunity across the CEF market. As investor sentiment shifts in either direction, this increases the supply of actionable trade ideas.

(1)	Source: RiverNorth. Derived from Morningstar and Bloomberg data.

4	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

Definitions:

Equity Closed-End Funds – Domestic equity closed-end funds are defined as funds investing their assets primarily in U.S. equity securities; generally, these funds are seeking long-term capital appreciation rather than income.

Hybrid Closed-End Funds – Hybrid closed-end funds are funds investing in both equity and fixed income securities in U.S. and foreign countries, with an emphasis on developed countries. Funds are categorized into this peer group if they have a policy of investing no more than 70% of their assets in either equities or fixed income.

Municipal Bond Closed-End Funds – Municipal bond closed-end funds are defined as funds that invest in a diversified portfolio of investment grade municipal bonds in a variety of sectors and States.

Taxable Bond Closed-End Funds – Taxable bond closed-end funds are defined as funds that invest in debt securities whose return is subject to taxes at the local, state or federal level, or some combination thereof.

Annual Report | September 30, 2019	5

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

RiverNorth Core Opportunity Fund

What is the Fund's investment strategy?

The RiverNorth Core Opportunity Fund ("the Fund") invests in a broad range of equity, fixed income and short-term securities. To implement the Fund's tactical asset allocation, the adviser generally invests in closed-end funds (CEF), exchange-traded funds (ETF) and business development companies (BDC). Additionally, the Fund also invests in special-purpose acquisition companies (SPAC).

How did the RiverNorth Core Opportunity Fund perform relative to its benchmark during the reporting period?

For the twelve month period ended September 30, 2019, the Class I share (symbol: RNCIX) returned 3.51% and the Class R share (symbol: RNCOX) returned 3.23%. The S&P 500 Index returned 4.25% and the Morningstar U.S. Fund Allocation Category - 50% to 70% Equity returned 3.40% during the same period. Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund Class R, the Blend Index, and the S&P 500® Index.

6	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

Comparison of a $5,000,000 Investment in the RiverNorth Core Opportunity Fund Class I, the Blend Index, and the S&P 500® Index.

Average Annual Total Returns for Periods Ended September 30, 2019

	1-Year	3-Year	5-Year	10 Year	Since Inception(1)(2)
RiverNorth Core Opportunity Fund – Class I (RNCIX)(3)	3.51%	7.97%	6.06%	8.55%	7.71%
RiverNorth Core Opportunity Fund – Class R (RNCOX)	3.23%	7.71%	5.81%	8.29%	7.44%
Blend Index(4)	7.10%	9.32%	8.00%	9.59%	6.93%
S&P 500® Index(4)	4.25%	13.39%	10.84%	13.24%	8.20%

(1)	Inception date of Class R is December 27, 2006.
(2)	Inception date of Class I is August 11, 2014.
(3)	In presenting performance information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio and performance of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer Institutional share class would have been substantially similar to the performance of the Fund’s Retail share class because both share classes of the Fund are invested in the same portfolio of securities and would have differed only to the extent that the classes do not have the same expenses (although differences in expenses between share classes may change over time).

Annual Report | September 30, 2019	7

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

(4)	Blend Index consists of 60% S&P 500® Index and 40% Bloomberg Barclays Capital U.S. Aggregate Bond Index. S&P 500® Index is a capitalization-weighted index of 500 stocks. The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. This unmanaged index does not reflect fees and expenses. The S&P 500® and Blend Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2019: 2.30% (RNCIX); 2.54% (RNCOX). In presenting expense information for the newer Institutional share class of the Fund, the Fund includes, for periods prior to the offering of the Institutional share class, the operating expense ratio of the Fund’s Retail share class, adjusted to reflect the class-related operating expenses of the Institutional share class. Actual expense differentials across share classes will vary over time. The annualized net expense ratio in this annual report dated September 30, 2019 is 1.22% (RNCIX); 1.48% (RNCOX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2019 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2019 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth Core Opportunity Fund's relative performance during the period?

With respect to the equity portion of the portfolio, US equity focused closed-end funds contributed to performance over the period. The biggest detractor from performance was the Fund’s exposure to closed-end funds that held energy related securities.

With respect to the fixed income portion of the portfolio, relative performance benefited from discount narrowing among high yield bond and municipal bond focused closed-end funds. Discount widening among bank loan closed-end funds detracted from performance.

How was the RiverNorth Core Opportunity Fund positioned at the end of September 2019?

We have allocated 51% of the portfolio to equity, 50% to fixed income, 5% to special purpose acquisition companies and 8% to cash. Closed-end fund exposure was 65%. Allocations exceed 100% due to leverage utilized by the underlying funds.

We have increased our exposure to closed-end funds over the past year, and decreased exposure to exchange-traded funds.

8	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

Investment Vehicle Allocation(1) (percentages are based on net assets)

The allocation does not add up to 100% due to rounding.

Asset Class Allocation(1) (percentages are based on net assets)

Fixed Income Allocation(1)(2) (percentages are based on net assets)

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Management Risk – there is no guarantee that the adviser’s investment decisions will produce the desired results. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Market Risk – economic conditions, interest rates and political events may affect the securities markets. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk – The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Short Sale Risk – short positions are speculative, are subject to transaction costs and are riskier than long positions in securities. Small-Cap Risk – small cap companies are more susceptible to failure, are often thinly traded and have more volatile stock prices. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

Annual Report | September 30, 2019	9

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

(2)	Credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the adviser of said closed-end fund. If a credit breakdown is not provided by the adviser, Bloomberg is used. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rate lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional information at www.rivernorth.com.

10	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

RiverNorth/DoubleLine Strategic Income Fund

What is the Fund's investment strategy?

The RiverNorth/DoubleLine Strategic Income ("the Fund") invests in a broad range of fixed income securities of U.S. and foreign issuers, including closed-end funds.

Assets of the Fund are tactically managed across three strategies (or sleeves). RiverNorth oversees the strategy weights and manages the Tactical Closed-End Fund Income Strategy. The RiverNorth strategy provides diversified exposure to the fixed income market through opportunistic investments in closed-end bond funds (CEF), and business development companies (BDC). Sector allocations are based on RiverNorth Capital Management, LLC's ("RiverNorth") assessment of relative value among asset classes and closed-end funds. Jeffrey Gundlach, CEO and CIO of DoubleLine Capital, LP ("DoubleLine"), and his team oversee the Opportunistic Income and Core Fixed Income Strategies. The Opportunistic Income Strategy seeks to achieve positive absolute returns and is managed without duration constraints. The Core Fixed Income Strategy incorporates an active asset allocation approach in an effort to mitigate risk and achieve the highest possible risk-adjusted returns.

How did the RiverNorth/DoubleLine Strategic Income Fund perform relative to its benchmark during the reporting period?

For the twelve month period ended September 30, 2019, the Class I share (symbol: RNSIX) returned 8.21% and the Class R share (symbol: RNDLX) returned 8.03%. The Bloomberg Barclays Capital U.S. Aggregate Bond Index returned 10.30%, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/DoubleLine Strategic Income Fund and the Barclays Capital U.S. Aggregate Bond Index

Annual Report | September 30, 2019	11

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

Average Annual Total Returns for Periods Ended September 30, 2019

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth/DoubleLine Strategic Income Fund – Class I (RNSIX)	8.21%	4.39%	4.38%	6.08%
RiverNorth/DoubleLine Strategic Income Fund – Class R (RNDLX)	8.03%	4.12%	4.13%	5.84%
Bloomberg Barclays Capital U.S. Aggregate Bond Index(2)	10.30%	2.92%	3.38%	3.56%

(1)	Inception date is December 30, 2010.
(2)	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year. The index cannot be invested in directly and does not reflect fees and expenses.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Fund Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2019: 1.45% (RNSIX), 1.70% (RNDLX). The annualized net expense ratio in this annual report dated September 30, 2019 is 0.86% (RNSIX) and 1.11% (RNDLX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2019 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2019 is required to include the indirect expenses of investing in underlying funds.

What contributing factors were responsible for the RiverNorth/DoubleLine Strategic Income Fund's relative performance during the period?

RiverNorth Tactical Closed-End Fund Income Sleeve

The RiverNorth sleeve’s performance benefited from exposure to closed-end funds that invest in municipal bonds and closed-end funds that invest in high yield bonds as funds in both of these sectors experienced discount narrowing on average in addition to positive net asset value (NAV) performance. Discount widening among bank loan closed-end funds detracted from performance.

DoubleLine Opportunistic Income Sleeve

For the 12-month period ended September 30, 2019, the portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index return of 10.30%. The relative underperformance was primarily driven by duration positioning as the 5-year US Treasury yield fell by 141 basis points (bps) over this period and the portfolio consistently maintained a shorter duration than the benchmark. Nonetheless, every sector within the portfolio generated positive total returns over this period. Agency mortgage-backed securities (Agency MBS) and non-agency residential mortgage-backed securities (NA RMBS) generated the largest contributions to return. The Agency MBS allocation outperformed the benchmark due to the usage of inverse-interest only (Inverse IOs) and inverse-floater securities. These are some of the longest-duration securities within the portfolio and thus performed the best as rates fell. As for the NA RMBS allocation, these securities maintained a relatively low duration compared to the benchmark but still generated strong returns via interest distributions from their above market coupon rates. Collateralized loan obligations (CLOs) detracted from performance as they underperformed during this time period; their floating rate coupons fell out of favor with investors when short-term interest rates began falling at the start of 2019.

12	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

DoubleLine Core Fixed Income Sleeve

For the 12-month period ended September 30, 2019, the portfolio underperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 10.30%. The portfolio’s short duration positioning relative to the benchmark was the primary detractor of performance as rates rallied across all tenors of the U.S. Treasury curve with 2-year and 10-year yields falling by 120 bps and 140 bps, respectively. Sectors that outperformed the benchmark over the period, such as investment grade corporates and U.S. treasuries, benefitted from having a longer duration profile than other assets as rates decreased significantly. Floating rate securities, such as collateralized loan obligations (CLOs), had the worst performance over the period driven by lower perceived future income due to the decline in short term rates. Despite posting positive returns over the year, the remainder of the structured products in the portfolio underperformed because each of these sectors maintained a duration shorter than the benchmark over the period. Overall, the portfolio continues to maintain more credit risk and a shorter duration than the benchmark.

How was the RiverNorth/DoubleLine Strategic Income Fund positioned at the end of September 2019?

We have allocated 48%, 27% and 25% to the Tactical Closed-End Fund, Core Fixed Income, and Opportunistic Income sleeves, respectively. Compared to one year ago, the Fund has a higher exposure to U.S. government, and bank loans, and a lower exposure to Non-Agency MBS, and Agency MBS.

Strategy (“Sleeve”) Allocation

Annual Report | September 30, 2019	13

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the estimated leverage utilized by the underlying funds.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Asset-Backed Security Risk – the risk that the value of the underlying assets will impair the value of the security. Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Derivatives Risk – derivatives are subject to counterparty risk. Exchange Traded Note Risk – exchange traded notes represent unsecured debt of the issuer and may be influenced by interest rates, credit ratings of the issuer or changes in value of the reference index. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Liquidity Risk – illiquid investments may be difficult or impossible to sell. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Mortgage-Backed Security Risk – mortgage backed securities are subject to credit risk, pre-payment risk and devaluation of the underlying collateral. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Rating Agency Risk – rating agencies may change their ratings or ratings may not accurately reflect a debt issuer’s creditworthiness. REIT Risk – the value of REITs changes with the value of the underlying properties and changes in interest rates and are subject to additional fees. Security Risk –The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio. Structured Notes Risk – because of the imbedded derivative feature, structured notes are subject to more risk than investing in a simple note or bond. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values.

14	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by DoubleLine, credit quality allocation is determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (S&P, Moody’s and Fitch). Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Annual Report | September 30, 2019	15

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

RiverNorth/Oaktree High Income Fund

What is the Fund's investment strategy?

The RiverNorth/Oaktree High Income Fund ("the Fund") invests in a broad range of income producing securities including both fixed income and equity securities.

Assets of the Fund are tactically managed across three income strategies (or sleeves). RiverNorth Capital Management, LLC ("RiverNorth") manages the Tactical Closed-End Fund Strategy. This strategy is designed to provide diversified fixed income and equity income exposure through opportunistic investments in closed-end funds. Oaktree Capital Management, LP ("Oaktree") manages the High Yield Bond and Senior Loan Strategies on a global basis. Oaktree will tactically manage the allocation between the High Yield Bond and Senior Loan Strategies based both on market opportunities and the risk and reward tradeoffs between the two asset classes.

How did the RiverNorth/Oaktree High Income Fund perform relative to its benchmark during the reporting period?

For the 12-month period ended September 30, 2019, the Class I share (symbol: RNHIX) returned 4.85% and the Class R share (symbol: RNOTX) returned 4.48%. The Bank of America Merrill Lynch Non-Financial Developed High Yield Constrained Index ("BofA ML Non-Financial Developed HY Constrained Index") and CSFB Leveraged Loan Index returned 4.38% and 3.11%, respectively, during the same period.

Comparison of a $10,000 Investment in the RiverNorth/Oaktree High Income Fund, BofA ML Non-Financial Developed HY Constrained Index and the CSFB Leveraged Loan Index

16	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

Average Annual Total Returns for the Period Ended September 30, 2019

	1-Year	3-Year	5-Year	Since Inception(1)
RiverNorth/Oaktree High Income Fund – Class I (RNHIX)	4.85%	4.71%	4.05%	4.42%
RiverNorth/Oaktree High Income Fund – Class R (RNOTX)	4.48%	4.44%	3.79%	4.15%
BofA ML Non-Financial Developed HY Constrained Index(2)	4.38%	5.38%	4.41%	4.81%
CSFB Leveraged Loan Index(2)	3.11%	4.57%	4.04%	4.27%

(1)	Inception date is December 28, 2012.
(2)	The BofA ML Non-Financial Developed Markets HY Constrained Index contains all securities in the BofA Merrill Lynch Global High Yield Index from developed markets countries but cap issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. The index tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or Eurobond markets. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch). CSFB Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The BofA ML Non-Financial Developed Markets HY Constrained and the CSFB Leveraged Loan Indices are indices only and cannot be invested in directly.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (888) 848-7569 or visiting www.rivernorth.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Total Annual Operating Expense for the Fund as disclosed in the prospectus dated January 28, 2019: 1.68% (RNHIX), 1.93% (RNOTX). The adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Fund Operating Expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.35% (RNHIX) and 1.60% (RNOTX) of the average daily net assets of the Fund through January 31, 2020. The annualized net expense ratio in this annual report dated September 30, 2018 is 1.36% (RNHIX) and 1.61% (RNOTX). The expense ratio as disclosed in the Fund’s annual report dated September 30, 2019 only includes the direct expenses paid by shareholders from their investment. The expense ratio as disclosed in the Fund’s prospectus dated January 28, 2019 is required to include the indirect expenses of investing in underlying funds.

Annual Report | September 30, 2019	17

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

What contributing factors were responsible for the RiverNorth/Oaktree High Income Fund's relative performance during the period?

RiverNorth Tactical Closed-End Fund Sleeve

The RiverNorth sleeve’s performance benefited from exposure to closed-end funds that invest in high yield bonds as these funds experienced discount narrowing on average in addition to positive NAV performance. Discount widening among bank loan closed-end funds detracted from performance.

Oaktree High Yield Bond & Senior Loan Sleeve

After selling-off in the fourth quarter of 2018, equities and high yield bonds posted outsized returns in the first two quarters of 2019. The prospect of future Federal Reserve rate cuts also put traditional fixed income investors in a bullish mood.

Senior loans posted a solid absolute return in the first six months of the year, but trailed the more interest rate sensitive portion of the market in the falling rate environment. Risk aversion increased in the third quarter of 2019. As a result, the more aggressive asset categories cooled off, while higher quality credits performed strongly. Additionally, default activity picked up a bit in the third quarter. All told, eight high yield bond and senior loan issuers defaulted on a total of $15.7 billion. Energy issuers comprised all but two of the defaulting issuers. In this bifurcated environment, we were pleased to see our senior loan allocation hold up well during periods of increased volatility and high yield bonds outperform during the rally in the first six months of the year. Our allocation continues to be skewed towards the higher quality loan market.

How was the RiverNorth/Oaktree High Income Fund positioned at the end of September 2019?

The Fund allocation was 20% RiverNorth Tactical Closed-End Fund and 80% Oaktree High Yield Bond and Senior Loan. The closed-end fund sleeve is primarily invested in the common shares of closed-end funds. Over the past year we have decreased cash and increased the Fund's allocation to high yield and bank loans.

Oaktree High Yield Bond & Senior Loan Sleeve

Reflecting our risk-controlled approach, the portfolio is defensively positioned, built to preserve capital in the event of a market downturn. As we begin the fourth quarter, we believe the credit fundamentals in your portfolio remain sound. While the energy sector remains under pressure, we anticipate the market default rate will remain below the long-term average for the next twelve months. At the same time, the unresolved trade war between U.S. and China remains a threat to global economic growth, particularly at a time when the macro-economic outlook is so unsettled.

Bond rating disclosure: A bond rating is a grade given to a bond that indicates its credit quality. Private independent rating services provide these evaluations of a bond issuer's financial strength or its ability to pay a bond's principal and interest in a timely fashion. Bond ratings are expressed as letters ranging from "AAA," which is the highest grade, to "C" or "D" ("junk"), which is the lowest grade.

18	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

Strategy Allocation

Credit Quality Distribution(1)(2) (percentages are based on net assets)

Totals may not add up to 100% due to rounding.

Sector Breakdown(1) (percentages are based on net assets)

The allocation does not add up to 100% as it reflects the leverage utilized by the underlying funds.

Annual Report | September 30, 2019	19

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

High Yield & Bank Loan Geographic Breakdown

Totals may not add up to 100% due to rounding.

Portfolio detail statistics are estimates made by the adviser and are subject to change.

(1)	Borrowing Risk – borrowings increase fund expenses and are subject to repayment, possibly at inopportune times. Closed- End Fund Risk – closed-end funds are exchange traded, may trade at a discount to their net asset values and may deploy leverage. Convertible Security Risk – the market value of convertible securities adjusts with interest rates and the value of the underlying stock. Credit Derivatives Risk – the use of credit derivatives is highly specialized, involves default, counterparty and liquidity risks and may not perfectly correlate to the underlying asset or liability being hedged. Currency Risk – foreign currencies will rise or decline relative to the U.S. dollar. Distressed and Defaulted Securities Risk – defaulted securities carry the risk of uncertainty of repayment. Equity Risk – equity securities may experience volatility and the value of equity securities may move in opposite directions from each other and from other equity markets generally. Fixed Income Risk – the market value of fixed income securities adjusts with interest rates and the securities are subject to issuer default. Foreign/Emerging Market Risk – foreign securities may be subject to inefficient or volatile markets, different regulatory regimes or different tax policies. These risks may be enhanced in emerging markets. Floating Interest Rate Risk – loans pay interest based on the London Interbank Offered Rate (LIBOR) and a decline in LIBOR could negatively impact the Fund’s return. Investment Style Risk – investment strategies may come in and out of favor with investors and may underperform or outperform at times. Large Shareholder Purchase and Redemption Risk – The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Loans Risk – loans may be unrated or rated below investment grade and the pledged collateral may lose value. Secondary trading in loans is not fully-developed and may result in illiquidity. Management Risk – there is no guarantee that the adviser’s or sub-adviser’s investment decisions will produce the desired results. Market Risk – economic conditions, interest rates and political events may affect the securities markets. Portfolio Turnover Risk – increased portfolio turnover results in higher brokerage expenses and may impact the tax status of distributions. Preferred Stock Risk – preferred stocks generally pay dividends, but may be less liquid than common stocks, have less priority than debt instruments and may be subject to redemption by the issuer. Security Risk – the value of the Fund may increase or decrease in response to the prospects of the issuers of securities and loans held in the Fund. Swap Risk – swap agreements are subject to counterparty default risk and may not perform as intended. Underlying Fund Risk – underlying funds have additional fees, may utilize leverage, may not correlate to an intended index and may trade at a discount to their net asset values. Valuation Risk – Loans and fixed-income securities are traded “over the counter” and because there is no centralized information regarding trading, the valuation of loans and fixed-income securities may vary.

20	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

(2)	For the sleeve managed by RiverNorth, credit quality allocation reflects a fixed-income portfolio weighted average of the credit breakdown of each closed-end fund as provided by the advisor of said closed-end fund. If a credit breakdown is not provided by the advisor, Bloomberg is used. For the sleeves managed by Oaktree, the sub-adviser uses a proprietary credit scoring matrix to rank potential investments. This process offers a systematic way of reviewing the key quantitative and qualitative variables impacting credit quality for each investment. Investment grade refers to a bond rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. High yield refers to a bond rated lower than investment grade. For more information about securities ratings, please see the Fund’s Statement of Additional Information at www.rivernorth.com.

Definitions:

Agency Mortgage-Backed Securities (Agency MBS) – Agency MBS are mortgage-backed securities issued by government-sponsored enterprises such as Government National Mortgage Association (GNMA or Ginnie Mae), Federal National Mortgage Association (FNMA or Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac).

Basis Point (bps) – A common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Collateralized Loan Obligation (CLO) – A CLO is a security backed by a pool of debt, often low-rated corporate loans. The investor receives scheduled debt payments from the underlying loans but assumes most of the risk in the event that borrowers default.

Coupon – A coupon is the annual interest rate paid on a bond, expressed as a percentage of the face value.

Floating Rate Coupons – Floating rate coupons are derived from financial instruments paying a variable or floating interest rate.

Inverse-Floater Securities – An inverse-floater is a bond or other type of debt whose coupon rate has an inverse relationship to a benchmark rate. An inverse floater adjusts its coupon payment as the interest rate changes.

Inverse-Interest Only Securities (Inverse IOs) – Inverse IOs are interest only securities that pay a coupon inversely related to market rates (i.e., it moves in the opposite direction of interest rates).

Mortgage-Backed Securities (MBS) – MBS are asset-backed securities that are secured by a mortgage or collection of mortgages.

Annual Report | September 30, 2019	21

RiverNorth Funds	Portfolio Update

September 30, 2019 (Unaudited)

Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS) – Non-Agency RMBS are mortgage-backed securities sponsored by private companies other than the government sponsored enterprises such as Fannie Mae, Ginnie Mae, or Freddie Mac.

Residential Mortgage-Backed securities (RMBS) – RMBS are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

Risk aversion – The subjective tendency of investors to avoid unnecessary risk.

22	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

Expense Example

As a shareholder of the RiverNorth Funds (the "Trust" or "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2019, and held for the six months ended September 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your variable account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Annual Report | September 30, 2019	23

RiverNorth Funds	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

	Beginning Account Value 04/01/2019	Ending Account Value 09/30/2019	Expense Ratio(a)	Expenses Paid During Period(b)
RiverNorth Core Opportunity Fund
Class I Shares
Actual	$1,000.00	$1,038.10	1.20%	$6.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	1.20%	$6.07
Class R Shares
Actual	$1,000.00	$1,036.70	1.45%	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	1.45%	$7.33
RiverNorth/DoubleLine Strategic Income Fund
Class I Shares
Actual	$1,000.00	$1,046.00	0.85%	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Class R Shares
Actual	$1,000.00	$1,044.60	1.10%	$5.64
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	1.10%	$5.57
RiverNorth/Oaktree High Income Fund
Class I Shares
Actual	$1,000.00	$1,033.60	1.35%	$6.88
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	1.35%	$6.83
Class R Shares
Actual	$1,000.00	$1,032.30	1.60%	$8.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	1.60%	$8.09

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), then divided by 365. Note this expense example is typically based on a six-month period.

24	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2019

Shares/Description		Value
CLOSED-END FUNDS - 64.92%
358,671	Aberdeen Emerging Markets Equity Income Fund, Inc.	$2,496,350
840,596	Aberdeen Total Dynamic Dividend Fund	7,010,570
566,842	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	6,926,809
52,929	BlackRock Floating Rate Income Strategies Fund, Inc.	667,964
103,042	BlackRock Floating Rate Income Trust	1,264,325
40,580	BlackRock Global Opportunities Equity Trust	423,249
134,102	Blackrock International Growth	728,174
193,151	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	2,337,127
3	Clough Global Equity Fund	34
363,003	Clough Global Opportunities Fund	3,317,847
115,569	Cornerstone Strategic Value Fund, Inc.	1,312,864
4,835	Cornerstone Total Return Fund, Inc.	53,137
169,821	Eaton Vance Limited Duration Income Fund	2,122,763
136,900	Highland Income Fund	1,827,615
151,061	Invesco Dynamic Credit Opportunities Fund	1,663,182
54,969	Invesco Municipal Opportunity Trust	687,662
47,471	Kayne Anderson MLP/Midstream Investment Co.	686,431
65,897	Neuberger Berman High Yield Strategies Fund, Inc.	795,377
474,900	Nuveen Credit Strategies Income Fund	3,552,252
65,216	Nuveen Floating Rate Income Fund	633,900
116,043	Nuveen Intermediate Duration Quality Municipal Term Fund	1,586,308
180,389	Nuveen Mortgage Opportunity Term Fund	4,159,770
25,074	Nuveen Mortgage Opportunity Term Fund 2	555,891
154,505	Nuveen Quality Municipal Income Fund	2,218,692
60,315	PGIM Global High Yield Fund, Inc.	866,727
31,818	Putnam Municipal Opportunities Trust	415,861
167,669	Royce Value Trust, Inc.	2,307,125
569,056	Sprott Focus Trust, Inc.	3,835,437
596,022	Templeton Global Income Fund	3,659,575
38,085	Tortoise MLP Fund, Inc.	468,065
132,002	Voya Emerging Markets High Income Dividend Equity Fund	946,454
60,535	Voya Global Equity Dividend and Premium Opportunity Fund	363,210
150,688	Western Asset Emerging Markets Debt Fund, Inc.	2,093,056
277,307	Western Asset Global High Income Fund, Inc.	2,753,659
159,427	Western Asset High Income Fund II, Inc.	1,080,915
723,218	Western Asset High Income Opportunity Fund, Inc.	3,652,251

TOTAL CLOSED-END FUNDS
(Cost $68,353,496)		69,470,628

See Notes to Financial Statements.

Annual Report | September 30, 2019	25

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2019

Shares/Description		Value
BUSINESS DEVELOPMENT COMPANIES - 1.50%
157,820	Barings BDC, Inc.	$1,601,873

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $1,538,934)		1,601,873

COMMON STOCKS - 4.91%
13,110	Agba Acquisition, Ltd.(a)	133,329
35,274	Big Rock Partners Acquisition Corp.(a)	373,199
29,944	Churchill Capital Corp. II(a)	314,711
9,711	Far Point Acquisition Corp., Class A(a)	99,246
75,837	Gordon Pointe Acquisition Corp.(a)	794,013
14,758	Health Sciences Acquisitions Corp.(a)	158,353
29,414	Legacy Acquisition Corp., Class A(a)	300,023
41,844	Leisure Acquisition Corp.(a)	427,646
12,752	LF Capital Acquisition Corp., Class A(a)	130,836
82,651	Opes Acquisition Corp.(a)	856,678
32,603	Pure Acquisition Corp.(a)	334,181
19,571	South Mountain Merger Corp.(a)	205,496
37,631	Tiberius Acquisition Corp.(a)	385,341
19,178	Trident Acquisitions Corp.(a)	199,068
15,528	Trinity Merger Corp., Class A(a)	162,112
19,229	Twelve Seas Investment Co.(a)	196,905
18,162	VectoIQ Acquisition Corp.(a)	185,434

TOTAL COMMON STOCKS
(Cost $4,870,126)		5,256,571

EXCHANGE TRADED FUNDS - 22.04%
178,753	Invesco FTSE RAFI Emerging Markets ETF	3,589,360
58,499	Invesco FTSE RAFI US 1000 ETF	6,894,692
31,196	SPDR® S&P 500® ETF Trust	9,258,037
33,904	Vanguard® FTSE Developed Markets ETF	1,392,777
60,746	Vanguard® FTSE Emerging Markets ETF	2,445,634

TOTAL EXCHANGE TRADED FUNDS
(Cost $19,665,946)		23,580,500

PREFERRED STOCKS - 0.74%
31,946	PennantPark Investment Corp., 5.500%, 10/15/2024	794,497

TOTAL PREFERRED STOCKS
(Cost $797,303)		794,497

See Notes to Financial Statements.

26	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2019

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 0.65%
United States - 0.65%
26,717	TriplePoint Venture Growth BDC Corp.	5.75%	07/15/2022	$694,375

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $667,925)				694,375

Shares/Description		Value
RIGHTS - 0.03%(a)
35,274	Big Rock Partners Acquisition Corp., Strike Price 11.50, Expires 12/31/2049	6,702
56,421	Pensare Acquisition Corp., Strike Price 11.50, Expires 08/08/2022	16,921
19,229	Twelve Seas Investment Co., Strike Price 11.50, Expires 07/14/2023	6,153

TOTAL RIGHTS
(Cost $43,977)		29,776

WARRANTS - 0.16%(a)
33,739	Allied Esports Entertainment, Inc., Strike Price 11.50, Expires 10/25/2024	7,085
17,637	Big Rock Partners Acquisition Corp., Strike Price 11.50, Expires 12/01/2022	2,998
3,237	Far Point Acquisition Corp., Strike Price 11.50, Expires 06/03/2025	3,884
75,837	Gordon Pointe Acquisition Corp., Strike Price 11.50, Expires 07/30/2024	30,335
29,414	Legacy Acquisition Corp., Strike Price 11.50, Expires 12/01/2022	10,295
20,922	Leisure Acquisition Corp., Strike Price 11.50, Expires 12/28/2022	15,064
12,752	LF Capital Acquisition Corp., Strike Price 11.50, Expires 06/28/2023	4,081
82,651	Opes Acquisition Corp., Strike Price 11.50, Expires 01/16/2023	14,877
28,211	Pensare Acquisition Corp., Strike Price 11.50, Expires 08/08/2022	6,206
16,301	Pure Acquisition Corp., Strike Price 11.50, Expires 04/17/2023	17,116
37,631	Tiberius Acquisition Corp., Strike Price 11.50, Expires 04/10/2023	22,202
19,178	Trident Acquisitions Corp., Strike Price 11.50, Expires 06/14/2021	2,877
15,528	Trinity Merger Corp., Strike Price 11.50, Expires 06/01/2023	19,721
19,229	Twelve Seas Investment Co., Strike Price 11.50, Expires 07/14/2023	6,149
18,162	VectoIQ Acquisition Corp., Strike Price 11.50, Expires 06/12/2023	7,810

TOTAL WARRANTS
(Cost $209,002)		170,700

See Notes to Financial Statements.

Annual Report | September 30, 2019	27

RiverNorth Core Opportunity Fund	Schedule of Investments

September 30, 2019

Shares/Description		Value
SHORT-TERM INVESTMENTS - 4.97%
Money Market Fund - 4.97%
5,325,285	State Street Institutional Trust (7 Day Yield 1.95%)	$5,325,285

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,325,285)		5,325,285

TOTAL INVESTMENTS - 99.92%
(Cost $101,471,994)		106,924,205
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.08%		81,315
NET ASSETS - 100.00%		$107,005,520

(a)	Non-income producing security.

See Notes to Financial Statements.

28	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

 g

Shares/Description		Value
CLOSED-END FUNDS - 28.38%
672,488	Advent Convertible and Income	$9,804,875
892,986	AllianceBernstein Global High Income Fund, Inc.	10,706,902
217,697	AllianceBernstein National Municipal Income Fund, Inc.	2,999,865
534,193	Ares Dynamic Credit Allocation Fund, Inc.	7,959,476
115,910	BlackRock Corporate High Yield Fund, Inc.	1,246,033
1,759,610	BlackRock Credit Allocation Income Trust	23,965,888
1,165,906	BlackRock Debt Strategies Fund, Inc.	12,533,490
214,390	BlackRock Floating Rate Income Trust	2,630,565
179,741	BlackRock Limited Duration Income Trust	2,809,352
658,098	BlackRock Multi-Sector Income Trust	11,292,962
96,793	BlackRock MuniHoldings California Quality Fund, Inc.	1,366,717
202,799	BlackRock MuniYield California Quality Fund, Inc.	2,918,278
74,969	BlackRock MuniYield New York Quality Fund, Inc.	979,095
257,487	BlackRock MuniYield Quality Fund III, Inc.	3,494,099
869,783	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	10,524,374
887,024	Eaton Vance Floating-Rate Income Trust	11,726,457
2,826,748	Eaton Vance Limited Duration Income Fund	35,334,350
737,206	Eaton Vance Senior Floating-Rate Trust	9,613,166
1,083,410	Eaton Vance Senior Income Trust	6,630,469
700,277	First Trust High Income Long/Short Fund	10,616,199
1,047,077	Highland Income Fund	13,978,478
2,030,535	Invesco Dynamic Credit Opportunities Fund	22,356,190
2,375,401	Invesco Senior Income Trust	9,976,684
479,530	Morgan Stanley Emerging Markets Debt Fund, Inc.	4,406,881
60,650	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	399,684
421,186	Neuberger Berman High Yield Strategies Fund, Inc.	5,083,715
2,132,785	Nuveen AMT-Free Quality Municipal Income Fund	30,520,153
1,790,170	Nuveen Credit Strategies Income Fund	13,390,472
956,645	Nuveen Floating Rate Income Fund	9,298,589
354,387	Nuveen Floating Rate Income Opportunity Fund	3,380,852
592,348	Nuveen Global High Income Fund	9,216,935
257,257	Nuveen Mortgage Opportunity Term Fund	5,932,346
3,057,459	Nuveen Quality Municipal Income Fund	43,905,111
922,310	PGIM Global High Yield Fund, Inc.	13,253,595
813,747	PGIM High Yield Bond Fund, Inc.	12,165,518
394,464	Putnam Municipal Opportunities Trust	5,155,645
274,972	Templeton Emerging Markets Income Fund	2,496,746
3,387,061	Templeton Global Income Fund	20,796,555
2,865,792	Voya Prime Rate Trust	13,497,880
348,463	Wells Fargo Income Opportunities Fund	2,871,335
2,915,707	Western Asset Emerging Markets Debt Fund, Inc.	40,499,170
156,495	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,726,143
1,677,258	Western Asset Global High Income Fund, Inc.	16,655,172
1,490,909	Western Asset High Income Fund II, Inc.	10,108,363
8,163,967	Western Asset High Income Opportunity Fund, Inc.	41,228,033

See Notes to Financial Statements.

Annual Report | September 30, 2019	29

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Shares/Description		Value
689,265	Western Asset High Yield Defined Opportunity Fund, Inc.	$10,449,257
2,674,150	Western Asset Inflation-Linked Opportunities & Income Fund	29,629,582
199,133	Western Asset Inflation-Linked Securities & Income Fund	2,307,951

TOTAL CLOSED-END FUNDS
(Cost $572,192,503)		574,839,647

BUSINESS DEVELOPMENT COMPANIES - 0.23%
450,876	Barings BDC, Inc.	4,576,391

TOTAL BUSINESS DEVELOPMENT COMPANIES
(Cost $4,517,237)		4,576,391

COMMON STOCKS - 0.32%
12,164	Frontera Energy Corp.	117,504
1,079,879	FS KKR Capital Corp.	6,295,695

TOTAL COMMON STOCKS
(Cost $7,208,586)		6,413,199

OPEN-END FUNDS - 1.49%
3,159,165	RiverNorth/Oaktree High Income Fund, Class I(a)	30,156,442

TOTAL OPEN-END FUNDS
(Cost $29,923,731)		30,156,442

PREFERRED STOCKS - 2.00%
333,994	Allianzgi Convertible & Income Fund, Series A, 5.625%(b)	8,777,362
103,000	Annaly Capital, Series G, 6.500%(b)	2,579,120
150,000	GDL Fund, Series C, 4.000%, 03/26/2025	7,590,000
19,793	Gladstone Investment Corp., 6.250%, 09/30/2023	500,961
315,636	Hercules Capital, Inc., 5.250%, 04/30/2025	7,963,496
176,329	Kayne Anderson MLP/Midstream Investment Co., Series F, 3.500%, 04/15/2020	4,431,148
156,840	New Mountain Finance Corp., 5.750%, 10/01/2023	4,033,925
185,737	PennantPark Investment Corp., 5.500%, 10/15/2024	4,619,279

TOTAL PREFERRED STOCKS
(Cost $39,583,589)		40,495,291

Shares/Description		Rate	Maturity	Value
BUSINESS DEVELOPMENT COMPANY NOTES - 1.17%
United States - 1.17%
172,306	MVC Capital, Inc.	6.25%	11/30/2022	4,376,573
195,082	Portman Ridge Finance Corp.	6.13%	09/30/2022	4,886,804

See Notes to Financial Statements.

30	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Shares/Description		Rate	Maturity	Value
120,856	THL Credit, Inc.	6.75%	12/30/2022	$3,056,448
189,913	THL Credit, Inc.	6.13%	10/30/2023	4,937,738
244,476	TriplePoint Venture Growth BDC Corp.	5.75%	07/15/2022	6,353,931
				23,611,494

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES
(Cost $23,011,046)				23,611,494

Principal Amount/Description		Rate	Maturity	Value
FOREIGN CORPORATE BONDS - 4.73%
Argentina - 0.16%
$750,000	Banco Macro SA(c)(d)	6.75%	11/04/2026	519,375
650,000	Cia General de Combustibles SA(d)	9.50%	11/07/2021	495,625
150,000	Pampa Energia SA(e)	9.13%	04/15/2029	119,342
500,000	Pampa Energia SA(d)	7.50%	01/24/2027	381,250
1,018,420	Stoneway Capital Corp.(d)	10.00%	03/01/2027	613,598
300,000	Telecom Argentina SA(e)	8.00%	07/18/2026	263,250
100,000	YPF SA(e)	8.50%	06/27/2029	79,500
700,000	YPF SA(d)	8.50%	07/28/2025	553,007
200,000	YPF SA(d)	6.95%	07/21/2027	153,240
				3,178,187
Australia - 0.21%
1,000,000	APT Pipelines, Ltd.(e)	4.25%	07/15/2027	1,076,342
650,000	Commonwealth Bank of Australia(e)	4.32%	01/10/2048	717,446
110,000	Macquarie Group, Ltd.(c)(e)	3M US L + 1.02%	11/28/2023	112,241
545,000	Macquarie Group, Ltd.(c)(e)	3M US L + 1.33%	03/27/2024	575,327
500,000	Sydney Airport Finance Co. Pty, Ltd.(e)	3.38%	04/30/2025	515,185
500,000	Sydney Airport Finance Co. Pty, Ltd.(e)	3.63%	04/28/2026	522,439
710,000	Westpac Banking Corp.(c)	3M US L + 0.72%	05/15/2023	714,512
				4,233,492
Austria - 0.08%
500,000	JBS Investments II GmbH(e)	7.00%	01/15/2026	540,745
500,000	JBS Investments II GmbH(e)	5.75%	01/15/2028	521,875
600,000	Klabin Austria GmbH(d)	7.00%	04/03/2049	639,780
				1,702,400
Brazil - 0.16%
1,650,000	Banco do Brasil SA(b)(c)(d)	6.25%	Perpetual Maturity	1,629,375
1,050,000	CSN Islands XII Corp.(b)(d)	7.00%	Perpetual Maturity	919,417
300,000	CSN Resources SA(e)	7.63%	04/17/2026	312,034
200,000	CSN Resources SA(d)	7.63%	02/13/2023	209,250

See Notes to Financial Statements.

Annual Report | September 30, 2019	31

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$200,000	Nexa Resources SA(d)	5.38%	05/04/2027	$212,925
				3,283,001
British Virgin Islands - 0.06%
300,000	C10 Capital SPV, Ltd.(b)(c)(d)	3M US L + 4.71%	Perpetual Maturity	298,500
100,000	C5 Capital SPV, Ltd.(b)(c)(d)	3M US L + 4.28%	Perpetual Maturity	98,316
800,000	Radiant Access, Ltd.(b)	4.60%	Perpetual Maturity	785,000
				1,181,816
Canada - 0.36%
325,000	1011778 BC ULC / New Red Finance, Inc.(e)	5.00%	10/15/2025	336,538
525,000	Bank of Montreal(c)	3.80%	12/15/2032	544,966
490,000	Bank of Nova Scotia	3.40%	02/11/2024	511,886
140,000	Bombardier, Inc.(e)	6.00%	10/15/2022	140,525
1,500,000	Canacol Energy, Ltd.(d)	7.25%	05/03/2025	1,592,625
310,000	Cenovus Energy, Inc.	5.40%	06/15/2047	349,766
762,000	Fortis, Inc.	2.10%	10/04/2021	759,690
165,000	Garda World Security Corp.(e)	8.75%	05/15/2025	170,296
120,000	GFL Environmental, Inc.(e)	8.50%	05/01/2027	133,350
600,000	Gran Tierra Energy, Inc.(e)	7.75%	05/23/2027	565,500
650,000	Nutrien, Ltd.	4.20%	04/01/2029	716,339
145,000	Parkland Fuel Corp.(e)	5.88%	07/15/2027	152,512
90,000	Telesat Canada / Telesat LLC(e)	8.88%	11/15/2024	96,642
60,000	Telesat Canada / Telesat LLC(e)	6.50%	10/15/2027	61,200
280,000	Tervita Corp.(e)	7.63%	12/01/2021	285,950
750,000	TransCanada PipeLines, Ltd.	4.25%	05/15/2028	829,939
				7,247,724
Cayman Islands - 0.45%
910,000	Banco BTG Pactual SA(c)(e)	7.75%	02/15/2029	950,950
600,000	Banco BTG Pactual SA(c)(d)	7.75%	02/15/2029	627,000
200,000	Banco Mercantil del Norte SA/Grand Cayman(b)(e)	7.50%	Perpetual Maturity	203,250
1,650,000	Banco Mercantil del Norte SA/Grand Cayman(b)(c)(d)	7.63%	Perpetual Maturity	1,689,204
1,000,000	CK Hutchison Capital Securities 17, Ltd.(b)(c)(d)	4.00%	Perpetual Maturity	1,002,481
200,000	Comunicaciones Celulares SA Via Comcel Trust(d)	6.88%	02/06/2024	206,500
200,000	Global Aircraft Leasing Co., Ltd.(e)(f)	6.50% (7.25%)	09/15/2024	203,000
624,000	Gran Tierra Energy International Holdings, Ltd.(d)	6.25%	02/15/2025	561,600
200,000	Grupo Aval, Ltd.(d)	4.75%	09/26/2022	207,200
976,475	Interoceanica IV Finance, Ltd.(d)(g)	0.00%	11/30/2025	898,357

See Notes to Financial Statements.

32	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$500,000	Itau Unibanco Holding SA Island(b)(c)(d)	6.50%	Perpetual Maturity	$516,100
200,000	Latam Finance, Ltd.(e)	7.00%	03/01/2026	213,634
200,000	Latam Finance, Ltd.(d)	6.88%	04/11/2024	210,650
900,000	Latam Finance, Ltd.(d)	7.00%	03/01/2026	961,353
300,000	Lima Metro Line 2 Finance, Ltd.(e)	5.88%	07/05/2034	331,028
71,200	Transocean Guardian, Ltd.(e)	5.88%	01/15/2024	71,912
210,000	Transocean Poseidon, Ltd.(e)	6.88%	02/01/2027	217,350
				9,071,569
Chile - 0.40%
600,000	AES Gener SA(c)(e)	7.13%	03/26/2079	630,750
200,000	AES Gener SA(c)(d)	7.13%	03/26/2079	210,250
400,000	Celulosa Arauco y Constitucion SA(e)	5.50%	04/30/2049	444,500
200,000	Colbun SA(d)	3.95%	10/11/2027	208,127
900,000	Empresa de Transporte de Pasajeros Metro SA(e)	5.00%	01/25/2047	1,053,000
347,800	Empresa Electrica Angamos SA(d)	4.88%	05/25/2029	364,701
400,000	Empresa Electrica Guacolda SA(d)	4.56%	04/30/2025	362,017
200,000	Engie Energia Chile SA(d)	4.50%	01/29/2025	214,500
1,400,000	Geopark, Ltd.(d)	6.50%	09/21/2024	1,445,500
650,000	GNL Quintero SA(d)	4.63%	07/31/2029	697,944
200,000	Inversiones CMPC SA(d)	4.75%	09/15/2024	214,714
200,000	Sociedad Quimica y Minera de Chile SA(d)	4.38%	01/28/2025	212,250
750,000	Transelec SA(d)	3.88%	01/12/2029	772,507
200,000	VTR Finance BV(e)	6.88%	01/15/2024	206,500
1,000,000	VTR Finance BV(d)	6.88%	01/15/2024	1,032,500
				8,069,760
China - 0.01%
300,000	Sinopec Group Overseas Development 2016, Ltd.(d)	2.75%	09/29/2026	300,070

Colombia - 0.13%
200,000	Banco Bilbao Vizcaya Argentaria Colombia SA(d)	4.88%	04/21/2025	214,750
500,000	Bancolombia SA	5.13%	09/11/2022	526,880
100,000	Ecopetrol SA	5.88%	09/18/2023	111,600

200,000	Empresas Publicas de Medellin ESP(e)	4.25%	07/18/2029	210,780
200,000	Fideicomiso PA Pacifico Tres(d)	8.25%	01/15/2035	228,000
150,000	Gilex Holding Sarl(e)	8.50%	05/02/2023	161,439
750,000	Gilex Holding Sarl(d)	8.50%	05/02/2023	807,195
200,000	SURA Asset Management SA(d)	4.88%	04/17/2024	215,750
200,000	Tecnoglass, Inc.(d)	8.20%	01/31/2022	216,500
				2,692,894

See Notes to Financial Statements.

Annual Report | September 30, 2019	33

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
Dominican Republic - 0.05%
$600,000	Aeropuertos Dominicanos Siglo XXI SA(d)	6.75%	03/30/2029	$632,550
300,000	Banco de Reservas de la Republica Dominicana(e)	7.00%	02/01/2023	315,378
				947,928
France - 0.04%
725,000	BNP Paribas SA(e)	3.38%	01/09/2025	750,292

Great Britain - 0.31%
710,000	Anglo American Capital PLC(e)	4.50%	03/15/2028	754,544
689,000	AstraZeneca PLC	2.38%	06/12/2022	694,316
590,000	Barclays PLC(c)	3M US L + 1.38%	05/16/2024	587,424
510,000	Credit Agricole SA/London(e)	3.75%	04/24/2023	533,408
1,030,000	HSBC Holdings PLC(c)	3M US L + 1.38%	09/12/2026	1,038,997
350,000	Imperial Brands Finance PLC(e)	3.50%	07/26/2026	350,345
730,000	Lloyds Banking Group PLC(c)	3M US L + 1.21%	11/07/2028	745,374
200,000	MARB BondCo PLC(d)	7.00%	03/15/2024	209,002
500,000	MARB BondCo PLC(d)	6.88%	01/19/2025	524,000
255,000	Royal Bank of Scotland Group PLC(c)	3M US L + 1.48%	05/15/2023	258,528
450,000	Vedanta Resources Finance II PLC(e)	9.25%	04/23/2026	448,988
200,000	Vedanta Resources Finance II PLC(d)	9.25%	04/23/2026	199,550
				6,344,476
Guatemala - 0.01%
200,000	Energuate Trust(e)	5.88%	05/03/2027	201,000

India - 0.07%
400,000	Adani Ports & Special Economic Zone, Ltd.(d)	3.95%	01/19/2022	409,625
200,000	Indian Oil Corp., Ltd.	5.75%	08/01/2023	220,454
800,000	Vedanta Resources, Ltd.(d)	6.13%	08/09/2024	739,115
				1,369,194
Indonesia - 0.18%
1,000,000	Pertamina Persero PT(d)	4.88%	05/03/2022	1,057,023
1,000,000	Perusahaan Listrik Negara PT(d)	5.50%	11/22/2021	1,062,500
1,389,100	Star Energy Geothermal Wayang Windu, Ltd.(d)	6.75%	04/24/2033	1,451,922
				3,571,445
Ireland - 0.19%
760,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.50%	01/15/2025	776,189
205,000	Avolon Holdings Funding, Ltd.(e)	5.25%	05/15/2024	220,006
490,000	Avolon Holdings Funding, Ltd.(e)	3.95%	07/01/2024	503,206
200,000	C&W Senior Financing DAC(e)	7.50%	10/15/2026	211,500
1,400,000	C&W Senior Financing DAC(d)	6.88%	09/15/2027	1,456,000

See Notes to Financial Statements.

34	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$715,000	Shire Acquisitions Investments Ireland DAC	2.88%	09/23/2023	$729,822
				3,896,723
Isle Of Man - 0.04%
800,000	Gohl Capital, Ltd.	4.25%	01/24/2027	838,056

Israel - 0.07%
100,000	Delek & Avner Tamar Bond, Ltd.(e)	5.08%	12/30/2023	102,909
100,000	Delek & Avner Tamar Bond, Ltd.(e)	5.41%	12/30/2025	103,603
1,100,000	Israel Electric Corp., Ltd.(e)	5.00%	11/12/2024	1,213,300
				1,419,812
Jamaica - 0.00%(h)
602,566	Digicel Group Two, Ltd.(e)(f)	7.13% (2.00%)	04/01/2024	63,269

Japan - 0.09%
665,000	Mitsubishi UFJ Financial Group, Inc.(c)	3M US L + 0.74%	03/02/2023	665,217
1,100,000	Sumitomo Mitsui Financial Group, Inc.(c)	3M US L + 0.74%	01/17/2023	1,101,529
				1,766,746
Luxembourg - 0.21%
1,200,000	JSL Europe SA(d)	7.75%	07/26/2024	1,293,036
200,000	Millicom International Cellular SA(e)	6.63%	10/15/2026	218,000
450,000	Millicom International Cellular SA(e)	6.25%	03/25/2029	492,570
200,000	Millicom International Cellular SA(d)	5.13%	01/15/2028	209,270
550,000	Millicom International Cellular SA(d)	6.25%	03/25/2029	602,030
400,000	Minerva Luxembourg SA(d)	6.50%	09/20/2026	417,580
1,050,000	Minerva Luxembourg SA(d)	5.88%	01/19/2028	1,055,460
				4,287,946
Malaysia - 0.03%
600,000	Malayan Banking Bhd(c)	3.91%	10/29/2026	610,674

Mauritius - 0.03%
200,000	UPL Corp., Ltd.	4.50%	03/08/2028	207,652
400,000	UPL Corp., Ltd.(d)	3.25%	10/13/2021	401,911
				609,563
Mexico - 0.48%
200,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(c)(e)	5.95%	10/01/2028	214,950
500,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand(b)	8.50%	Perpetual Maturity	527,500
1,450,000	BBVA Bancomer SA(c)(d)	5.13%	01/18/2033	1,386,563
200,000	Cemex SAB de CV(d)	7.75%	04/16/2026	217,252

See Notes to Financial Statements.

Annual Report | September 30, 2019	35

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$1,657,500	Cometa Energia SA de CV(d)	6.38%	04/24/2035	$1,769,381
200,000	Controladora Mabe SA de CV(d)	5.60%	10/23/2028	216,002
200,000	Credito Real SAB de CV SOFOM ER(e)	9.50%	02/07/2026	231,000
1,200,000	Credito Real SAB de CV SOFOM ER(b)(c)(d)	9.13%	Perpetual Maturity	1,236,012
800,000	Docuformas SAPI de CV(e)	10.25%	07/24/2024	791,560
200,000	El Puerto de Liverpool SAB de CV(d)	3.88%	10/06/2026	203,752
600,000	Financiera Independencia SAB de CV SOFOM ENR(d)	8.00%	07/19/2024	556,506
200,000	Grupo Bimbo SAB de CV(b)(c)(d)	5.95%	Perpetual Maturity	211,400
200,000	Grupo Idesa SA de CV(e)	7.88%	12/18/2020	147,000
200,000	Grupo Idesa SA de CV(d)	7.88%	12/18/2020	147,000
600,000	Grupo Posadas SAB de CV(d)	7.88%	06/30/2022	603,006
1,400,000	Unifin Financiera SAB de CV SOFOM ENR(b)(c)(d)	8.88%	Perpetual Maturity	1,249,514
				9,708,398
Netherlands - 0.26%
400,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad It(e)	7.95%	05/11/2026	427,500
500,000	Bharti Airtel International Netherlands BV(d)	5.13%	03/11/2023	526,861
400,000	Cimpor Financial Operations(d)	5.75%	07/17/2024	301,000
600,000	Minejesa Capital BV(d)	4.63%	08/10/2030	618,975
400,000	Minejesa Capital BV(d)	5.63%	08/10/2037	433,471
335,000	NXP BV / NXP Funding LLC / NXP USA, Inc.(e)	3.88%	06/18/2026	352,784
600,000	Petrobras Global Finance BV	5.75%	02/01/2029	663,228
950,000	Petrobras Global Finance BV	6.90%	03/19/2049	1,091,550
200,000	Syngenta Finance NV	4.38%	03/28/2042	183,827
600,000	Syngenta Finance NV(d)	5.68%	04/24/2048	621,272
				5,220,468
New Zealand - 0.03%
645,000	Bank of New Zealand(e)	3.50%	02/20/2024	675,978

Panama - 0.10%
200,000	Aeropuerto Internacional de Tocumen SA(d)	5.63%	05/18/2036	235,002
300,000	Banco General SA(d)	4.13%	08/07/2027	315,564
400,000	Empresa de Transmision Electrica SA(e)	5.13%	05/02/2049	461,750
800,000	Global Bank Corp.(c)(e)	3M US L + 3.30%	04/16/2029	849,600

See Notes to Financial Statements.

36	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$200,000	Global Bank Corp.(d)	4.50%	10/20/2021	$206,376
				2,068,292
Paraguay - 0.02%
400,000	Telefonica Celular del Paraguay SA(e)	5.88%	04/15/2027	429,100

Peru - 0.04%
100,000	Banco BBVA Peru SA(d)	5.00%	08/26/2022	106,850
150,000	Banco Internacional del Peru SAA Interbank(d)	3.38%	01/18/2023	152,063
400,000	Inkia Energy, Ltd.(d)	5.88%	11/09/2027	416,504
200,000	Orazul Energy Egenor SCA(d)	5.63%	04/28/2027	207,125
				882,542
Philippines - 0.05%
600,000	BDO Unibank, Inc.	2.95%	03/06/2023	608,604
400,000	Union Bank of the Philippines	3.37%	11/29/2022	410,232
				1,018,836
Singapore - 0.21%
515,000	BOC Aviation, Ltd.(c)(e)	3M US L + 1.13%	09/26/2023	517,768
600,000	BPRL International Singapore Pte, Ltd.	4.38%	01/18/2027	642,462
1,200,000	DBS Group Holdings, Ltd.(b)(c)	3.60%	Perpetual Maturity	1,206,000
395,280	LLPL Capital Pte, Ltd.(e)	6.88%	02/04/2039	460,442
600,000	ONGC Videsh Vankorneft Pte, Ltd.	3.75%	07/27/2026	623,641
200,000	Oversea-Chinese Banking Corp., Ltd.(d)	4.25%	06/19/2024	212,625
500,000	United Overseas Bank, Ltd.(b)(c)	3.88%	Perpetual Maturity	504,259
				4,167,197
South Korea - 0.03%
550,000	Korea Expressway Corp.(c)(e)	3M US L + 0.70%	04/20/2020	551,107
Spain - 0.09%
800,000	AI Candelaria Spain SLU(e)	7.50%	12/15/2028	911,008
250,000	AI Candelaria Spain SLU(d)	7.50%	12/15/2028	284,690
600,000	Banco Santander SA(c)	3M US L + 1.09%	02/23/2023	600,515
				1,796,213
Switzerland - 0.04%
750,000	Credit Suisse Group AG(c)(e)	3M US L + 1.24%	06/12/2024	755,227

See Notes to Financial Statements.

Annual Report | September 30, 2019	37

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
Thailand - 0.04%
$800,000	Pttep Treasury Center Co., Ltd.(b)(c)(d)	4.60%	Perpetual Maturity	$819,758

TOTAL FOREIGN CORPORATE BONDS
(Cost $92,891,784)				95,731,153

Principal Amount/Description		Rate	Maturity	Value
U.S. CORPORATE BONDS - 4.61%
Advertising - 0.04%
645,000	Interpublic Group of Cos., Inc.	5.40%	10/01/2048	769,329
Aerospace/Defense - 0.05%
590,000	Lockheed Martin Corp.	4.70%	05/15/2046	751,282
170,000	TransDigm, Inc.(e)	6.25%	03/15/2026	182,963
75,000	TransDigm, Inc.	6.38%	06/15/2026	79,125
				1,013,370
Agriculture - 0.09%
645,000	Altria Group, Inc.	4.80%	02/14/2029	707,904
1,120,000	BAT Capital Corp.	3.46%	09/06/2029	1,098,251
				1,806,155
Airlines - 0.03%
640,000	Delta Air Lines, Inc.	3.80%	04/19/2023	664,293
Asset Management - 0.00%(h)
95,000	Icahn Enterprises Holdings LP	6.38%	12/15/2025	100,131
Auto Manufacturers - 0.10%
150,000	Ford Motor Co.	7.45%	07/16/2031	172,226
185,000	General Motors Co.(c)	3M US L + 0.80%	08/07/2020	185,375
865,000	General Motors Financial Co., Inc.(c)	3M US L + 0.99%	01/05/2023	853,572
755,000	Volkswagen Group of America Finance LLC(e)	4.25%	11/13/2023	804,972
				2,016,145
Auto Parts & Equipment - 0.01%
160,000	Panther BF Aggregator 2 LP / Panther Finance Co., Inc.(e)	6.25%	05/15/2026	168,800
Banks - 0.20%
655,000	Bank of America Corp.(c)	3M US L + 1.21%	02/07/2030	717,629
300,000	BBVA Bancomer SA(c)(d)	5.40%	11/12/2029	299,253
1,080,000	Citigroup, Inc.(c)	3M US L + 1.10%	05/17/2024	1,089,987
140,000	Goldman Sachs Group, Inc.(c)	3M US L + 0.78%	10/31/2022	140,446
675,000	Goldman Sachs Group, Inc.(c)	3M US L + 1.17%	05/15/2026	678,955
750,000	Morgan Stanley(c)	3M US L + 1.34%	07/22/2028	791,699
320,000	Wells Fargo & Co.(c)	3M US L + 1.17%	06/17/2027	330,935
				4,048,904

See Notes to Financial Statements.

38	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
Beverages - 0.06%
$140,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%	02/01/2046	$166,803
550,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%	04/15/2048	635,063
175,000	Constellation Brands, Inc.	3.15%	08/01/2029	179,586
210,000	Cott Holdings, Inc.(e)	5.50%	04/01/2025	218,669
				1,200,121
Biotechnology - 0.04%
620,000	Celgene Corp.	4.35%	11/15/2047	719,745
Building Materials - 0.03%
183,000	Builders FirstSource, Inc.(e)	5.63%	09/01/2024	191,006
375,000	Owens Corning	4.40%	01/30/2048	346,046
				537,052
Chemicals - 0.07%
560,000	DuPont de Nemours, Inc.	5.42%	11/15/2048	711,944
640,000	Mosaic Co.	4.05%	11/15/2027	665,589
				1,377,533
Coal - 0.02%
225,000	Peabody Energy Corp.(e)	6.00%	03/31/2022	227,250
110,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(e)	7.50%	06/15/2025	98,313
				325,563
Commercial Services - 0.05%
270,000	Refinitiv US Holdings, Inc.(e)	6.25%	05/15/2026	290,247
165,000	United Rentals North America, Inc.	6.50%	12/15/2026	180,386
160,000	United Rentals North America, Inc.	5.25%	01/15/2030	168,301
307,000	Verscend Escrow Corp.(e)	9.75%	08/15/2026	328,067
				967,001
Containers and Packaging - 0.01%
205,000	Packaging Corp. of America	3.40%	12/15/2027	212,960
Diversified Financial Services - 0.23%
343,000	Air Lease Corp.	3.75%	02/01/2022	352,685
180,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(e)	6.63%	07/15/2026	190,575
665,000	American Express Co.	2.50%	08/01/2022	671,950
220,000	Capital One Financial Corp.(c)	3M US L + 0.72%	01/30/2023	219,372
690,000	Charles Schwab Corp.	3.55%	02/01/2024	730,046
855,000	Discover Financial Services	4.10%	02/09/2027	910,722
140,000	Nationstar Mortgage Holdings, Inc.(e)	8.13%	07/15/2023	146,300
275,000	NFP Corp.(e)	6.88%	07/15/2025	273,969
165,000	Springleaf Finance Corp.	6.63%	01/15/2028	177,837

See Notes to Financial Statements.

Annual Report | September 30, 2019	39

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$745,000	Synchrony Financial	3.95%	12/01/2027	$764,534
265,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp.(e)	6.75%	06/01/2025	274,275
				4,712,265
Electric - 0.37%
240,000	Calpine Corp.(e)	5.25%	06/01/2026	249,300
55,000	Duke Energy Corp.	3.75%	09/01/2046	56,818
485,000	Duke Energy Corp.	3.95%	08/15/2047	520,284
535,000	Duke Energy Progress LLC	4.15%	12/01/2044	613,573
580,000	General Electric Co.	5.88%	01/14/2038	697,798
715,000	Georgia Power Co.	2.20%	09/15/2024	707,524
1,100,000	ITC Holdings Corp.	3.25%	06/30/2026	1,143,041
275,000	Monongahela Power Co.(e)	5.40%	12/15/2043	369,369
375,000	NextEra Energy Capital Holdings, Inc.	3.55%	05/01/2027	397,875
190,000	NRG Energy, Inc.(e)	5.25%	06/15/2029	205,019
705,000	Oncor Electric Delivery Co. LLC(e)	3.10%	09/15/2049	704,169
465,000	PSEG Power LLC	3.85%	06/01/2023	492,032
335,000	Southern California Edison Co.	4.00%	04/01/2047	360,985
1,000,000	Virginia Electric & Power Co.	3.50%	03/15/2027	1,070,946
				7,588,733
Electronics - 0.01%
290,000	Arrow Electronics, Inc.	3.88%	01/12/2028	297,598
Engineering & Construction - 0.03%
215,000	AECOM	5.13%	03/15/2027	226,825
400,000	SBA Tower Trust(e)	3.17%	04/11/2022	404,231
				631,056
Entertainment - 0.03%
150,000	Cedar Fair LP(e)	5.25%	07/15/2029	161,062
160,000	Eldorado Resorts, Inc.	6.00%	04/01/2025	169,200
210,000	Lions Gate Capital Holdings LLC(e)	6.38%	02/01/2024	222,575
				552,837
Environmental Control - 0.05%
130,000	Clean Harbors, Inc.(e)	4.88%	07/15/2027	136,012
685,000	Waste Management, Inc.	4.00%	07/15/2039	779,926
				915,938
Food - 0.21%
240,000	Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC(e)	5.88%	02/15/2028	254,626
245,000	Aramark Services, Inc.(e)	5.00%	04/01/2025	253,575
215,000	B&G Foods, Inc.	5.25%	04/01/2025	220,375
120,000	B&G Foods, Inc.	5.25%	09/15/2027	122,862

See Notes to Financial Statements.

40	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$40,000	JBS USA LUX SA / JBS USA Finance, Inc.(e)	5.88%	07/15/2024	$41,277
25,000	JBS USA LUX SA / JBS USA Finance, Inc.(e)	5.75%	06/15/2025	26,139
230,000	JBS USA LUX SA / JBS USA Finance, Inc.(e)	6.75%	02/15/2028	255,587
150,000	JBS USA LUX SA / JBS USA Finance, Inc.(e)	6.50%	04/15/2029	166,875
675,000	Kroger Co.	3.40%	04/15/2022	696,756
850,000	NBM US Holdings, Inc.(e)	7.00%	05/14/2026	894,094
55,000	Pilgrim’s Pride Corp.(e)	5.75%	03/15/2025	57,062
210,000	Pilgrim’s Pride Corp.(e)	5.88%	09/30/2027	226,328
235,000	Post Holdings, Inc.(e)	5.50%	03/01/2025	247,044
80,000	Post Holdings, Inc.(e)	5.50%	12/15/2029	83,700
665,000	Smithfield Foods, Inc.(e)	4.25%	02/01/2027	689,507
				4,235,807
Hand/Machine Tools - 0.02%
90,000	Colfax Corp.(e)	6.00%	02/15/2024	95,589
200,000	Colfax Corp.(e)	6.38%	02/15/2026	215,437
				311,026
Healthcare-Products - 0.06%
160,000	Avantor, Inc.(e)	9.00%	10/01/2025	180,200
1,010,000	Becton Dickinson and Co.	2.89%	06/06/2022	1,025,763
				1,205,963
Healthcare-Services - 0.11%
360,000	Anthem, Inc.	2.38%	01/15/2025	358,308
187,000	Centene Corp.	4.75%	01/15/2025	192,423
140,000	Centene Corp.(e)	5.38%	06/01/2026	147,000
135,000	Eagle Holding Co. II LLC(e)(f)	7.75% (8.50%)	05/15/2022	136,350
145,000	HCA, Inc.	5.38%	09/01/2026	159,674
350,000	HCA, Inc.	4.13%	06/15/2029	367,190
195,000	MPH Acquisition Holdings LLC(e)	7.13%	06/01/2024	180,619
175,000	Select Medical Corp.(e)	6.25%	08/15/2026	183,312
200,000	Tenet Healthcare Corp.(e)	5.13%	11/01/2027	206,920
305,000	WellCare Health Plans, Inc.(e)	5.38%	08/15/2026	326,289
55,000	West Street Merger Sub, Inc.(e)	6.38%	09/01/2025	50,875
				2,308,960
Home Furnishings - 0.02%
312,000	Tempur Sealy International, Inc.	5.50%	06/15/2026	326,430
Insurance - 0.17%
180,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(e)	8.25%	08/01/2023	184,275
715,000	Athene Global Funding(e)	3.00%	07/01/2022	727,866
635,000	AXA Equitable Holdings, Inc.	3.90%	04/20/2023	664,424

See Notes to Financial Statements.

Annual Report | September 30, 2019	41

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$800,000	Liberty Mutual Group, Inc.(e)	3.95%	10/15/2050	$803,672
340,000	Prudential Financial, Inc.	3.91%	12/07/2047	365,857
685,000	Willis North America, Inc.	4.50%	09/15/2028	760,041
				3,506,135
Internet - 0.02%
350,000	Expedia Group, Inc.	3.80%	02/15/2028	366,676
125,000	Uber Technologies, Inc.(e)	7.50%	09/15/2027	125,000
				491,676
Investment Companies - 0.64%
5,000,000	Business Development Corp. of America(e)(i)	5.38%	05/30/2023	5,050,000
2,500,000	FS KKR Capital Corp.	4.25%	01/15/2020	2,506,437
5,000,000	FS KKR Capital Corp.	4.75%	05/15/2022	5,131,106
230,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.(e)	6.25%	05/15/2026	241,500
				12,929,043
Leisure Time - 0.03%
300,000	Royal Caribbean Cruises, Ltd.	3.70%	03/15/2028	307,799
325,000	Viking Cruises, Ltd.(e)	5.88%	09/15/2027	345,183
				652,982
Lodging - 0.02%
375,000	Hilton Domestic Operating Co., Inc.	4.25%	09/01/2024	382,969
Machinery-Diversified - 0.02%
290,000	John Deere Capital Corp.	3.45%	01/10/2024	305,763
Media - 0.18%
300,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.75%	02/15/2026	317,250
170,000	CCO Holdings LLC / CCO Holdings Capital Corp.(e)	5.00%	02/01/2028	176,162
160,000	Cengage Learning, Inc.(e)	9.50%	06/15/2024	147,200
635,000	Charter Communications Operating LLC / Charter Communications Operating Capital	4.91%	07/23/2025	698,381
165,000	Clear Channel Worldwide Holdings, Inc.(e)	5.13%	08/15/2027	172,318
695,000	Comcast Corp.	3.95%	10/15/2025	757,292
390,000	CSC Holdings LLC	5.25%	06/01/2024	420,225
115,000	Diamond Sports Group LLC / Diamond Sports Finance Co.(e)	5.38%	08/15/2026	119,600
265,000	Gray Television, Inc.(e)	7.00%	05/15/2027	292,149
55,000	iHeartCommunications, Inc.	6.38%	05/01/2026	59,675
35,000	iHeartCommunications, Inc.	8.38%	05/01/2027	37,975
125,000	iHeartCommunications, Inc.(e)	5.25%	08/15/2027	130,313
255,000	Sirius XM Radio, Inc.(e)	5.38%	07/15/2026	268,671

See Notes to Financial Statements.

42	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$115,000	Sirius XM Radio, Inc.(e)	5.50%	07/01/2029	$123,050
				3,720,261
Mining - 0.07%
450,000	Freeport-McMoRan, Inc.	5.40%	11/14/2034	429,750
1,200,000	Freeport-McMoRan, Inc.	5.45%	03/15/2043	1,086,456
				1,516,206
Oil & Gas - 0.20%
625,000	Brooklyn Union Gas Co.(e)	4.49%	03/04/2049	761,641
715,000	CNOOC Finance 2015 USA, LLC	3.75%	05/02/2023	744,856
400,000	CNOOC Finance 2015 USA, LLC	3.50%	05/05/2025	417,628
205,000	Gulfport Energy Corp.	6.38%	05/15/2025	146,575
125,000	Hilcorp Energy I LP / Hilcorp Finance Co.(e)	6.25%	11/01/2028	116,875
65,000	Indigo Natural Resources LLC(e)	6.88%	02/15/2026	58,906
630,000	Marathon Petroleum Corp.	5.13%	12/15/2026	708,819
170,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	159,375
145,000	Parsley Energy LLC / Parsley Finance Corp.(e)	5.63%	10/15/2027	150,437
140,000	QEP Resources, Inc.	5.63%	03/01/2026	121,100
130,000	Sunoco LP / Sunoco Finance Corp.	5.50%	02/15/2026	136,002
110,000	Sunoco LP / Sunoco Finance Corp.	6.00%	04/15/2027	116,875
110,000	Transocean, Inc.(e)	7.25%	11/01/2025	97,350
345,000	USA Compression Partners LP / USA Compression Finance Corp.(e)	6.88%	09/01/2027	357,938
				4,094,377
Packaging & Containers - 0.04%
115,000	Flex Acquisition Co., Inc.(e)	6.88%	01/15/2025	105,467
676,000	WRKCo, Inc.	3.75%	03/15/2025	712,147
				817,614
Pharmaceuticals - 0.12%
700,000	AbbVie, Inc.	4.70%	05/14/2045	749,078
60,000	Bausch Health Cos., Inc.(e)	5.75%	08/15/2027	65,000
155,000	Bausch Health Cos., Inc.(e)	7.00%	01/15/2028	167,338
155,000	Bausch Health Cos., Inc.(e)	7.25%	05/30/2029	169,694
355,000	Cigna Corp.(c)	3M US L + 0.89%	07/15/2023	355,988
340,000	Cigna Corp.	4.90%	12/15/2048	390,485
330,000	CVS Health Corp.	5.05%	03/25/2048	375,878
125,000	Valeant Pharmaceuticals International, Inc.(e)	7.00%	03/15/2024	131,682
				2,405,143
Pipelines - 0.17%
130,000	Antero Midstream Partners LP / Antero Midstream Finance Corp.(e)	5.75%	03/01/2027	108,872
265,000	Cheniere Energy Partners LP	5.25%	10/01/2025	276,660

See Notes to Financial Statements.

Annual Report | September 30, 2019	43

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$130,000	Cheniere Energy Partners LP	5.63%	10/01/2026	$138,600
90,000	Cheniere Energy Partners LP(e)	4.50%	10/01/2029	92,419
285,000	Enable Midstream Partners LP	4.40%	03/15/2027	286,215
675,000	Energy Transfer Operating LP	4.75%	01/15/2026	732,356
598,000	Kinder Morgan Energy Partners LP	6.95%	01/15/2038	782,019
105,000	NGL Energy Partners LP / NGL Energy Finance Corp.(e)	7.50%	04/15/2026	105,735
180,000	ONEOK, Inc.	3.40%	09/01/2029	178,514
635,000	Sabine Pass Liquefaction LLC	5.00%	03/15/2027	701,993
				3,403,383
REITS - 0.45%
555,000	Alexandria Real Estate Equities, Inc.	4.00%	01/15/2024	592,612
1,000,000	American Tower Corp.	3.38%	10/15/2026	1,042,058
705,000	American Tower Corp.	3.60%	01/15/2028	743,655
685,000	Boston Properties LP	3.40%	06/21/2029	717,583
800,000	Crown Castle International Corp.	3.70%	06/15/2026	848,420
900,000	Crown Castle International Corp.	3.65%	09/01/2027	954,292
1,000,000	Digital Realty Trust LP	3.70%	08/15/2027	1,050,487
350,000	ERP Operating LP	2.50%	02/15/2030	345,268
313,000	ESH Hospitality, Inc.(e)	5.25%	05/01/2025	324,346
90,000	ESH Hospitality, Inc.(e)	4.63%	10/01/2027	90,450
145,000	Iron Mountain, Inc.(e)	4.88%	09/15/2029	147,581
265,000	MPT Operating Partnership LP / MPT Finance Corp.	5.25%	08/01/2026	278,648
115,000	MPT Operating Partnership LP / MPT Finance Corp.	4.63%	08/01/2029	118,666
715,000	Public Storage	3.39%	05/01/2029	767,657
355,000	Simon Property Group LP	2.45%	09/13/2029	347,867
695,000	Welltower, Inc.	3.95%	09/01/2023	736,684
				9,106,274
Retail - 0.12%
295,000	Beacon Roofing Supply, Inc.(e)	4.88%	11/01/2025	290,575
105,000	Carvana Co.(e)	8.88%	10/01/2023	108,643
665,000	Dollar Tree, Inc.	4.00%	05/15/2025	705,628
235,000	Golden Nugget, Inc.(e)	6.75%	10/15/2024	241,463
335,000	Home Depot, Inc.	3.90%	06/15/2047	384,410
325,000	McDonald’s Corp.	4.45%	03/01/2047	374,006
120,000	PetSmart, Inc.(e)	7.13%	03/15/2023	113,400
71,000	PetSmart, Inc.(e)	5.88%	06/01/2025	71,000
185,000	Staples, Inc.(e)	7.50%	04/15/2026	191,068
				2,480,193
Semiconductors - 0.03%
670,000	Marvell Technology Group, Ltd.	4.20%	06/22/2023	702,743

See Notes to Financial Statements.

44	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
Software - 0.03%
$70,000	CDK Global, Inc.(e)	5.25%	05/15/2029	$72,538
160,000	Dun & Bradstreet Corp.(e)	6.88%	08/15/2026	174,700
190,000	Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho(e)	10.00%	11/30/2024	205,876
230,000	Informatica LLC(e)	7.13%	07/15/2023	234,600
				687,714
Special Purpose Banks - 0.01%
160,000	Caesars Resort Collection LLC / CRC Finco, Inc.(e)	5.25%	10/15/2025	163,984
Telecommunications - 0.24%
940,000	AT&T, Inc.	5.25%	03/01/2037	1,108,405
75,000	Cincinnati Bell, Inc.(e)	7.00%	07/15/2024	69,750
120,000	CommScope, Inc.(e)	5.50%	03/01/2024	124,050
30,000	CommScope, Inc.(e)	6.00%	03/01/2026	31,194
675,000	Corning, Inc.	4.38%	11/15/2057	696,832
155,000	Frontier Communications Corp.(e)	8.00%	04/01/2027	163,864
190,000	Gogo Intermediate Holdings LLC / Gogo Finance Co., Inc.(e)	9.88%	05/01/2024	203,775
100,000	GTT Communications, Inc.(e)	7.88%	12/31/2024	57,000
260,000	Level 3 Financing, Inc.	5.38%	01/15/2024	265,811
180,000	Level 3 Financing, Inc.(e)	4.63%	09/15/2027	182,079
215,000	Sprint Capital Corp.	6.88%	11/15/2028	234,931
200,000	Sprint Corp.	7.13%	06/15/2024	216,060
315,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC(e)	4.74%	03/20/2025	335,636
720,000	Verizon Communications, Inc.	4.40%	11/01/2034	821,944
305,000	Verizon Communications, Inc.	4.27%	01/15/2036	344,041
				4,855,372
Toys/Games/Hobbies - 0.04%
712,000	Hasbro, Inc.	3.50%	09/15/2027	729,712
Transportation - 0.05%
715,000	CSX Corp.	3.80%	11/01/2046	751,902
330,000	FedEx Corp.	4.75%	11/15/2045	354,944
				1,106,846
Trucking & Leasing - 0.02%
305,000	Penske Truck Leasing Co. LP / PTL Finance Corp.(e)	4.20%	04/01/2027	324,892

TOTAL U.S. CORPORATE BONDS
(Cost $88,750,755)				93,396,997

See Notes to Financial Statements.

Annual Report | September 30, 2019	45

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
CONVERTIBLE CORPORATE BONDS - 0.38%
$2,500,000	BlackRock TCP Capital Corp.	5.25%	12/15/2019	$2,522,375
5,000,000	New Mountain Finance Corp.	5.75%	08/15/2023	5,251,171

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $7,533,067)				7,773,546

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES - 0.25%
400,000	Costa Rica Government International Bond(d)	10.00%	08/01/2020	421,504
800,000	Dominican Republic International Bond(e)	6.40%	06/05/2049	854,008
200,000	Export Import Bank of Thailand(c)	3M US L + 0.90%	11/20/2023	200,956
1,000,000	Indonesia Government International Bond(d)	3.75%	04/25/2022	1,032,498
200,000	Israel Government International Bond	2.88%	03/16/2026	210,803
285,000	Mexico Government International Bond	4.15%	03/28/2027	302,388
675,000	Mexico Government International Bond	3.75%	01/11/2028	696,431
600,000	Perusahaan Penerbit SBSN Indonesia III(e)	4.15%	03/29/2027	643,200
700,000	Philippine Government International Bond	4.20%	01/21/2024	760,163

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES
(Cost $4,953,303)				5,121,951

BANK LOANS - 1.17%(c)
Canada - 0.03%
503,576	GW Honos Security Corp., First Lien B Term Loan	3M US L + 2.50%, 1.00% Floor	05/24/2024	504,676

Great Britain - 0.01%
250,000	Inmarsat PLC, First Lien B Term Loan(j)	L + 4.50%	09/23/2026	246,504

Jersey - 0.02%
480,590	Capri Acquisitions BidCo, Ltd., First Lien Initial Dollar Term Loan	3M US L + 3.00%	11/01/2024	475,633

See Notes to Financial Statements.

46	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
Luxembourg - 0.01%
$248,750	Auris Luxembourg III S.a r.l., First Lien Facility B2 Term Loan	1M US L + 3.75%	02/27/2026	$247,739
United States - 1.10%
475,687	Acrisure LLC, First Lien 2017-2 Refinancing Term Loan	1M US L + 4.25%, 1.00% Floor	11/22/2023	474,350
1,172,003	Air Methods Corp., First Lien Initial Term Loan	3M US L + 3.50%, 1.00% Floor	04/22/2024	957,526
93,985	Albertson’s LLC, First Lien 2019-1 B-7 Term Loan	1M US L + 2.75%, 0.75% Floor	11/17/2025	94,667
22,072	Allied Universal Holdco LLC, First Lien Delayed Draw Term Loan(j)	L + 4.25%	07/10/2026	22,131
222,928	Allied Universal Holdco LLC, First Lien Initial Term Loan	3M US L + 4.25%	07/10/2026	223,520
1,216,948	American Tire Distributors, Inc., First Lien Initial Term Loan	3M US L + 7.50%, 1.00% Floor	09/02/2024	1,075,782
482,876	AssuredPartners, Inc., First Lien 2017 September Refinancing Term Loan	1M US L + 3.50%	10/22/2024	481,594
288,550	Athenahealth, Inc., First Lien B Term Loan	3M US L + 4.50%	02/11/2026	288,280
243,149	Axalta Coating Systems Dutch Holding B B.V., First Lien B-3 Dollar Term Loan	3M US L + 1.75%	06/01/2024	243,566
138,947	BJ’s Wholesale Club, Inc., First Lien Tranche B Term Loan	1M US L + 2.75%	02/03/2024	139,555
153,832	Blackhawk Network Holdings, Inc., First Lien Term Loan	1M US L + 3.00%	06/15/2025	153,575
350,543	Brookfield WEC Holdings, Inc., First Lien Initial Term Loan	1M US L + 3.50%, 0.75% Floor	08/01/2025	352,100
597,986	Canyon Valor Companies, Inc., First Lien Initial Dollar Term Loan	3M US L + 2.75%	06/16/2023	597,986
1,027,345	Cengage Learning, Inc., First Lien 2016 Refinancing Term Loan	1M US L + 4.25%, 1.00% Floor	06/07/2023	975,696
493,392	CHG Healthcare Services, Inc., First Lien 2017 New Term Loan	1M US L + 3.00%, 1.00% Floor	06/07/2023	493,856
490,939	Cvent, Inc., First Lien Term Loan	1M US L + 3.75%, 1.00% Floor	11/29/2024	485,571
426,734	Equinox Holdings, Inc., First Lien Incremental B-1 Term Loan	1M US L + 3.00%, 1.00% Floor	03/08/2024	427,534
471,687	Filtration Group Corp., First Lien Initial Dollar Term Loan	1M US L + 3.00%	03/29/2025	473,539
188,575	Forest City Enterprises LP, First Lien Initial Term Loan	1M US L + 4.00%	12/08/2025	190,196

See Notes to Financial Statements.

Annual Report | September 30, 2019	47

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$1,075,000	Forterra Finance LLC, First Lien Replacement Term Loan	1M US L + 3.00%, 1.00% Floor	10/25/2023	$1,019,906
473,295	Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan	1M US L + 3.75%	07/02/2025	476,549
176,966	GOBP Holdings, Inc., First Lien 2019 Term Loan	3M US L + 3.50%	10/22/2025	178,128
480,000	Granite Holdings US Acquisition Co., First Lien B Term Loan(j)	L + 5.25%	09/25/2026	468,600
486,969	Greeneden U.S. Holdings I LLC, First Lien Tranche B-3 Dollar Term Loan	1M US L + 3.25%	12/01/2023	484,938
1,381,528	Gulf Finance LLC, First Lien Tranche B Term Loan	1M US L + 5.25%, 1.00% Floor	08/25/2023	1,058,602
478,743	Hayward Industries, Inc., First Lien Initial Term Loan	1M US L + 3.50%	08/05/2024	463,782
473,337	Hyland Software, Inc., First Lien 2018 Refinancing Term Loan	1M US L + 3.25%, 0.75% Floor	07/01/2024	473,870
481,326	Intrawest Resort Holdings, Inc., Term B1 Loan, First Lien Initial Bluebird Term Loan	1M US L + 3.00%, 1.00% Floor	07/31/2024	483,583
495,750	IRB Holding Corp., First Lien B Term Loan	3M US L + 3.25%, 1.00% Floor	02/05/2025	494,235
480,802	Life Time Fitness, Inc., First Lien 2017 Refinancing Term Loan	3M US L + 2.75%, 1.00% Floor	06/10/2022	481,540
304,238	Lower Cadence Holdings LLC, First Lien Initial Term Loan	1M US L + 4.00%	05/22/2026	297,298
493,747	McDermott International, Inc., First Lien Term Loan	3M US L + 5.00%, 1.00% Floor	05/09/2025	314,270
1,147,118	Minotaur Acquisition, Inc., First Lien B Term Loan	1M US L + 5.00%	03/27/2026	1,117,006
499,667	Misys, Ltd., First Lien Dollar Term Loan	3M US L + 3.50%, 1.00% Floor	06/13/2024	487,201
217,789	Mitchell International, Inc., First Lien Initial Term Loan, First Lien Initial Term Loan	1M US L + 3.25%	11/29/2024	209,232
478,832	MLN US HoldCo LLC, First Lien B Term Loan	1M US L + 4.50%	11/30/2025	446,511
1,150,000	MPH Acquisition Holdings LLC, First Lien Initial Term Loan	3M US L + 2.75%, 1.00% Floor	06/07/2023	1,098,727
195,000	Nexstar Broadcasting, Inc., First Lien B-4 Term Loan	3M US L + 2.75%	09/18/2026	196,112
180,000	Option Care Health, Inc., First Lien B Term Loan	1M US L + 4.50%	08/06/2026	180,000
247,448	Panther BF Aggregator 2 L P, First Lien Initial Dollar Term Loan	1M US L + 3.50%	04/30/2026	245,825

See Notes to Financial Statements.

48	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$396,992	Ply Gem Midco, Inc., First Lien Initial Term Loan	1M US L + 3.75%	04/12/2025	$389,549
368,857	Project Alpha Intermediate Holding, Inc., First Lien Term Loan	3M US L + 3.50%, 1.00% Floor	04/26/2024	364,707
188,571	Radiology Partners, Inc., First Lien B Term Loan	3M US L + 4.75%	07/09/2025	186,383
456,650	Refinitiv US Holdings, Inc., First Lien Initial Dollar Term Loan	1M US L + 3.75%	10/01/2025	459,599
259,204	Securus Technologies Holdings, Inc., First Lien Initial Term Loan	1M US L + 4.50%, 1.00% Floor	11/01/2024	229,612
462,519	Sophia LP, First Lien B Term Loan	3M US L + 3.25%, 1.00% Floor	09/30/2022	463,195
168,300	Travel Leaders Group LLC, First Lien 2018 Refinancing Term Loan	1M US L + 4.00%	01/25/2024	168,861
366,300	Verscend Holding Corp., First Lien B Term Loan	1M US L + 4.50%	08/27/2025	368,208
421,981	Vertafore, Inc., First Lien Initial Term Loan	1M US L + 3.25%	07/02/2025	410,906
227,169	Web.com Group, Inc., First Lien Initial Term Loan	1M US L + 3.75%	10/10/2025	223,858
165,000	Zelis Healthcare Corp., First Lien B Term Loan(j)	L + 4.75%	09/10/2026	163,969
				22,255,786

TOTAL BANK LOANS
(Cost $24,172,215)				23,730,338

COLLATERALIZED LOAN OBLIGATIONS - 2.12%
	Adams Mill CLO, Ltd.
500,000	Series 2014-1A(c)(e)	3M US L + 3.50%	07/15/2026	500,122
	AIMCO CLO
500,000	Series 2018-AA(c)(e)	3M US L + 2.55%	04/17/2031	458,040
	AIMCO CLO 10, Ltd.
1,000,000	Series 2019-10A(c)(e)	3.55% - 3M US L	07/22/2032	999,721
	Apidos CLO XII
500,000	Series 2018-12A(c)(e)	3M US L + 2.60%	04/15/2031	470,875
	Apidos CLO XX
500,000	Series 2018-20A(c)(e)	3M US L + 2.95%	07/16/2031	486,255
	Apidos CLO XXI
500,000	Series 2018-21A(c)(e)	3M US L + 2.45%	07/18/2027	489,265
1,000,000	Series 2018-21A(c)(e)	3M US L + 8.25%	07/18/2027	964,989
	Apidos CLO XXIV
1,000,000	Series 2018-24A(c)(e)	3M US L + 5.80%	10/20/2030	939,146
	Avery Point VI CLO, Ltd.
500,000	Series 2018-6A(c)(e)	3M US L + 1.05%	08/05/2027	500,050

See Notes to Financial Statements.

Annual Report | September 30, 2019	49

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	Babson CLO, Ltd.
$500,000	Series 2018-IA(c)(e)	3M US L + 2.60%	01/20/2031	$465,916
	Barings CLO, Ltd.
500,000	Series 2017-1A(c)(e)	3M US L + 3.60%	07/18/2029	500,236
500,000	Series 2018-4A(c)(e)	3M US L + 5.82%	10/15/2030	461,683
1,000,000	Series 2019-1A(c)(e)	3M US L + 6.68%	04/15/2031	976,069
500,000	Series 2019-2A(c)(e)	3.85% - 3M US L	04/15/2031	500,628
	BlueMountain CLO, Ltd.
500,000	Series 2018-3A(c)(e)	3M US L + 2.60%	04/20/2031	461,402
	Buttermilk Park CLO, Ltd.
1,000,000	Series 2018-1A(c)(e)	3M US L + 5.75%	10/15/2031	933,767
	Canyon Capital CLO, Ltd.
500,000	Series 2017-1A(c)(e)	3M US L + 3.60%	07/15/2030	500,648
1,000,000	Series 2018-1A(c)(e)	3M US L + 2.75%	01/30/2031	929,107
1,500,000	Series 2018-1A(c)(e)	3M US L + 5.50%	01/30/2031	1,336,329
1,000,000	Series 2018-1A(c)(e)	3M US L + 5.75%	07/15/2031	898,866
500,000	Series 2018-1A(c)(e)	3M US L + 2.80%	07/15/2031	474,396
500,000	Series 2018-1RA(c)(e)	3M US L + 3.00%	07/15/2030	482,689
	Canyon CLO, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 2.90%	07/15/2031	476,997
	Carlyle Global Market Strategies CLO, Ltd.
1,000,000	Series 2018-2RA(c)(e)	3M US L + 5.35%	05/15/2031	864,550
500,000	Series 2018-3A(c)(e)	3M US L + 2.85%	07/28/2028	485,453
	Chenango Park CLO, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 3.00%	04/15/2030	477,248
1,000,000	Series 2018-1A(c)(e)	3M US L + 5.80%	04/15/2030	921,252
	Cook Park CLO, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 2.60%	04/17/2030	471,498
	Dorchester Park CLO DAC
500,000	Series 2018-1A(c)(e)	3M US L + 2.40%	04/20/2028	490,975
875,000	Series 2018-1A(c)(e)	3M US L + 5.00%	04/20/2028	819,230
	Dryden 57 CLO, Ltd.
500,000	Series 2018-57A(c)(e)	3M US L + 2.55%	05/15/2031	467,203
	Dryden 60 CLO, Ltd.
1,000,000	Series 2018-60A(c)(e)	3M US L + 3.00%	07/15/2031	966,842
	Elmwood CLO II, Ltd.
1,000,000	Series 2019-2A(c)(e)	3M US L + 2.10%	04/20/2031	999,915
	Fillmore Park CLO, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 2.90%	07/15/2030	481,099
1,000,000	Series 2018-1A(c)(e)	3M US L + 5.40%	07/15/2030	915,902
	Gilbert Park CLO, Ltd.
1,000,000	Series 2017-1A(c)(e)	3M US L + 6.40%	10/15/2030	975,500

See Notes to Financial Statements.

50	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	Goldentree Loan Management US CLO, Ltd.
$500,000	Series 2018-3A(c)(e)	3M US L + 2.85%	04/20/2030	$480,768
	Myers Park CLO, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 3.05%	10/20/2030	485,476
1,000,000	Series 2018-1A(c)(e)	3M US L + 5.50%	10/20/2030	928,093
	Neuberger Berman CLO XXIII, Ltd.
1,000,000	Series 2018-23A(c)(e)	3M US L + 5.75%	10/17/2027	942,009
	PPM CLO 3, Ltd.
1,000,000	Series 2019-3A(c)(e)	3.70% - 3M US L	07/17/2030	996,322
	Stewart Park CLO, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 2.60%	01/15/2030	468,750
	Symphony CLO XVII, Ltd.
1,500,000	Series 2018-17A(c)(e)	3M US L + 2.65%	04/15/2028	1,475,422
	THL Credit Wind River CLO, Ltd.
500,000	Series 2017-1A(c)(e)	3M US L + 3.75%	04/18/2029	500,709
500,000	Series 2018-1A(c)(e)	2.90% - 3M US L	07/15/2030	463,109
2,000,000	Series 2018-1A(c)(e)	5.50% - 3M US L	07/15/2030	1,727,110
1,000,000	Series 2018-1A(c)(e)	3M US L + 3.00%	07/18/2031	919,768
1,000,000	Series 2018-2A(c)(e)	3M US L + 5.75%	07/15/2030	890,828
1,000,000	Series 2018-3A(c)(e)	3M US L + 6.22%	10/22/2031	887,674
	Tryon Park CLO, Ltd.
1,000,000	Series 2018-1A(c)(e)	3M US L + 5.95%	04/15/2029	960,402
	VERDE CLO, Ltd.
1,000,000	Series 2019-1A(c)(e)	3.80% - 3M US L	04/15/2032	1,001,598
	Voya CLO, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 2.80%	04/18/2031	468,692
1,000,000	Series 2018-2A(c)(e)	3M US L + 2.75%	07/15/2031	952,054
1,000,000	Series 2018-2A(c)(e)	3M US L + 5.25%	07/15/2031	911,728
	Webster Park CLO, Ltd.
1,000,000	Series 2018-1A(c)(e)	5.50% - 3M US L	07/20/2030	918,479
	Wellfleet CLO, Ltd.
1,000,000	Series 2018-3A(c)(e)	3M US L + 1.25%	01/20/2032	1,001,947
	Westcott Park CLO, Ltd.
1,000,000	Series 2019-1A(c)(e)	3M US L + 3.25%	07/20/2028	993,755

TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $45,291,551)				42,918,556

See Notes to Financial Statements.

Annual Report | September 30, 2019	51

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
EQUITY - LINKED NOTES - 0.00%(h)
$263,093	Inverpamplona SA(g)(i)	0.00%	12/30/2028	$11,250

TOTAL EQUITY - LINKED NOTES
(Cost $11,250)				11,250

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 20.28%
	AASET, Ltd.
772,407	Series 2018-1A(e)	3.84%	09/16/2023	778,554
	Adjustable Rate Mortgage Trust
395,072	Series 2005-1(c)	4.70%	05/25/2035	406,312
3,348,879	Series 2005-10(c)	4.41%	01/25/2036	2,906,444
212,285	Series 2005-7(c)	4.28%	10/25/2035	189,696
	ALM XII, Ltd.
500,000	Series 2018-12A(c)(e)	3M US L + 2.65%	04/16/2027	491,386
	Alternative Loan Trust
295,373	Series 2005-20CB	5.50%	07/25/2035	286,427
107,057	Series 2005-54CB	5.50%	11/25/2035	91,566
543,298	Series 2005-6CB	5.50%	04/25/2035	557,853
245,684	Series 2005-85CB(c)	21.63% - 3.67 x 1M US L	02/25/2036	338,876
1,163,364	Series 2005-85CB(c)	1M US L + 1.10%	02/25/2036	1,007,139
306,118	Series 2005-86CB	5.50%	02/25/2036	267,721
560,767	Series 2005-9CB(c)	5.05% - 1M US L	05/25/2035	65,037
315,747	Series 2005-9CB(c)	1M US L + 0.50%	05/25/2035	292,466
299,729	Series 2006-12CB(c)	1M US L + 5.75%	05/25/2036	240,509
1,427,402	Series 2006-15CB	6.50%	06/25/2036	1,078,390
175,315	Series 2006-30T1	6.25%	11/25/2036	161,709
144,410	Series 2006-32CB	5.50%	11/25/2036	120,193
310,171	Series 2006-36T2(c)	28.06% - 4.6 x 1M US L	12/25/2036	528,270
1,145,855	Series 2007-19	6.00%	08/25/2037	930,341
3,907,497	Series 2007-20	6.25%	08/25/2047	3,302,800
1,056,792	Series 2007-23CB(c)	6.50% - 1M US L	09/25/2037	353,788
1,106,782	Series 2007-23CB(c)	1M US L + 0.50%	09/25/2037	628,164
	American Home Mortgage Investment Trust
170,373	Series 2007-A(e)(k)	6.60%	01/25/2037	70,344
	Applebee's Funding LLC / IHOP Funding LLC
750,000	Series 2019-1A(e)	4.19%	06/05/2024	768,083
	AREIT Trust
1,265,000	Series 2019-CRE3(c)(e)	1M US L + 2.65%	07/14/2022	1,271,799

See Notes to Financial Statements.

52	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	Atlas Senior Loan Fund X, Ltd.
$500,000	Series 2018-10A(c)(e)	3M US L + 1.09%	01/15/2031	$497,250
	Atrium Hotel Portfolio Trust
1,309,000	Series 2018-ATRM(c)(e)	1M US L + 3.40%	06/15/2021	1,321,525
	Atrium IX
500,000	Series 2017-9A(c)(e)	3M US L + 3.60%	05/28/2030	500,324
	Atrium XIII
1,000,000	Series 2017-13A(c)(e)	3M US L + 6.05%	11/21/2030	948,259
	Atrium XIV LLC
1,000,000	Series 2018-14A(c)(e)	3M US L + 5.65%	08/23/2030	931,921
	BAMLL Commercial Mortgage Securities Trust
683,000	Series 2019-AHT(c)(e)	4.53%	03/15/2021	686,513
	Banc of America Funding Corp.
207,415	Series 2008-R2(e)	6.00%	09/25/2037	213,305
	Banc of America Funding Trust
178,112	Series 2006-2	5.50%	03/25/2036	177,854
4,429,592	Series 2010-R5(c)(e)	6.00%	10/26/2037	4,342,808
	Bancorp Commercial Mortgage Trust
605,000	Series 2019-CRE5(c)(e)	1M US L + 1.50%	01/15/2022	605,670
1,312,000	Series 2019-CRE5(c)(e)	1M US L + 2.35%	02/15/2022	1,315,753
	BANK
463,000	Series 2018-BN10(c)	4.08%	01/15/2028	503,100
463,000	Series 2018-BN13(c)	4.69%	07/15/2028	523,412
203,000	Series 2019-BN17(c)	4.67%	04/15/2029	224,908
	Barclays Commercial Mortgage Trust
697,000	Series 2019-C3	3.90%	05/15/2029	772,144
697,000	Series 2019-C3	4.10%	05/15/2029	765,604
	BBCMS Trust
3,000,000	Series 2018-CBM(c)(e)	1M US L + 3.15%	07/15/2020	3,013,250
	BCAP, LLC Trust
139,237	Series 2007-AA2(c)	7.50%	04/25/2037	123,145
90,339	Series 2007-AA2	6.00%	04/25/2037	74,729
6,211,125	Series 2010-RR6(c)(e)	6.00%	07/26/2036	4,925,966
	Bear Stearns ALT-A Trust
1,180,440	Series 2004-11(c)	3.42%	11/25/2034	1,166,196
1,172,888	Series 2005-3(c)	3.97%	04/25/2035	1,113,005
9,139,982	Series 2006-3(c)	3.98%	05/25/2036	7,375,522
1,151,694	Series 2006-6(c)	3.99%	11/25/2036	1,069,042
	Bear Stearns Asset-Backed Securities Trust
2,152,132	Series 2006-AC1(k)	6.25%	02/25/2036	1,598,503

See Notes to Financial Statements.

Annual Report | September 30, 2019	53

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	Bellemeade Real Estate, Ltd.
$4,500,000	Series 2019-2A(c)(e)	1M US L + 1.45%	04/25/2029	$4,502,400
	BENCHMARK Mortgage Trust
203,000	Series 2019-B10	3.75%	03/15/2029	212,704
	BF Mortgage Trust
705,000	Series 2019-NYT(c)(e)	1M US L + 3.00%	12/15/2020	712,843
	BHP Trust
761,000	Series 2019-BXHP(c)(e)	1M US L + 2.56768%	08/15/2021	761,938
	Braemar Hotels & Resorts Trust
688,000	Series 2018-PRME(c)(e)	1M US L + 2.90%	12/15/2019	691,077
	BX Commercial Mortgage Trust
700,000	Series 2019-IMC(c)(e)	1M US L + 1.90%	04/15/2021	702,627
	BX Trust
760,000	Series 2019-MMP(c)(e)	1M US L + 2.79211%	08/15/2021	761,897
	CAL Funding III, Ltd.
841,667	Series 2018-1A(e)	3.96%	02/25/2028	849,842
	Cantor Commercial Real Estate Lending
652,000	Series 2019-CF1(c)(e)	4.12%	04/15/2024	658,437
	Carbon Capital VI Commercial Mortgage Trust
680,000	Series 2019-FL2(c)(e)	1M US L + 2.85%	11/15/2021	685,972
	Carrington Mortgage Loan Trust
2,057,917	Series 2006-NC4(c)	1M US L + 0.16%	10/25/2036	1,926,355
	Castlelake Aircraft Securitization Trust
3,099,496	Series 2018-1(e)	6.63%	06/15/2025	3,124,330
	Castlelake Aircraft Structured Trust
722,028	Series 2019-1A(e)	3.97%	04/15/2026	739,907
2,750,000	Series 2019-1A(e)(g)	0.00%	04/15/2039	2,773,599
	CF Trust
1,518,000	Series 2019-MF1(c)(e)	1M US L + 2.95%	08/21/2021	1,521,806
	Chase Mortgage Finance Trust
13,861,833	Series 2007-S2	6.00%	03/25/2037	10,778,420
504,283	Series 2007-S3	5.50%	05/25/2037	130,982
	CIM Trust
12,000,000	Series 2016-1RR(c)(e)	6.96%	07/26/2055	12,019,962
12,000,000	Series 2016-2RR B2(c)(e)	7.09%	02/25/2056	12,171,505
12,000,000	Series 2016-3RR B2(c)(e)	8.14%	02/27/2056	12,108,661
11,430,000	Series 2016-3RR B2(c)(e)	10.97%	01/27/2057	11,872,741
3,515,854	Series 2017-6 A1(c)(e)	3.02%	06/25/2057	3,537,661
	Citicorp Mortgage Securities Trust
664,585	Series 2007-1	6.00%	01/25/2037	660,459

See Notes to Financial Statements.

54	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$4,292	Series 2007-2	5.50%	02/25/2037	$4,209
	Citigroup Commercial Mortgage Trust
3,828,529	Series 2014-GC25(c)	1.15%	10/10/2047	164,051
866,000	Series 2015-GC27(c)(e)	4.58%	01/10/2025	829,001
400,000	Series 2015-GC31(c)	4.19%	06/10/2025	407,136
420,000	Series 2015-GC35(c)	4.65%	11/10/2025	445,046
5,394,495	Series 2015-GC35(c)	1.01%	11/10/2048	190,382
480,000	Series 2016-GC36(e)	2.85%	01/10/2026	419,612
464,000	Series 2017-C4(c)	4.10%	10/12/2027	501,935
463,000	Series 2018-B2(c)	4.28%	03/10/2028	509,108
515,000	Series 2018-C5(c)	4.88%	06/10/2028	562,210
901,000	Series 2019-SST2(c)(e)	1M US L + 1.60%	02/15/2022	904,205
901,000	Series 2019-SST2(c)(e)	1M US L + 2.00%	02/15/2022	904,194
	Citigroup Mortgage Loan Trust
832,267	Series 2006-WF1(k)	4.88%	03/25/2036	556,440
1,294,964	Series 2007-OPX1(k)	6.33%	01/25/2037	663,862
650,876	Series 2008-AR4(c)(e)	4.57%	11/25/2038	654,309
618,170	Series 2010-8(c)(e)	6.00%	11/25/2036	625,702
1,858,090	Series 2010-8(c)(e)	6.00%	12/25/2036	1,869,596
	CitiMortgage Alternative Loan Trust
616,604	Series 2007-A1	6.00%	01/25/2037	609,428
121,455	Series 2007-A1(c)	5.40% - 1M US L	01/25/2037	18,616
87,941	Series 2007-A3(c)	6.00%	03/25/2037	88,857
202,379	Series 2007-A3(c)	5.40% - 1M US L	03/25/2037	37,904
714,405	Series 2007-A4	5.75%	04/25/2037	700,897
640,379	Series 2007-A6	5.50%	06/25/2037	617,276
	CLI Funding VI LLC
963,573	Series 2019-1A(e)	3.71%	05/18/2029	983,399
	CLNS Trust
168,000	Series 2017-IKPR(c)(e)	1M US L + 3.15%	06/11/2022	168,104
168,000	Series 2017-IKPR(c)(e)	1M US L + 3.50%	06/11/2022	168,558
	COMM Mortgage Trust
887,000	Series 2013-CR11(c)	5.28%	09/10/2023	965,777
500,000	Series 2016-GCT(c)(e)	3.58%	08/10/2021	495,053
	Commercial Mortgage Pass-Through Certificates
242,400	Series 2014-CR19(c)	4.91%	08/10/2024	259,376
400,000	Series 2014-CR20(c)	4.66%	10/10/2024	427,681
8,629,084	Series 2014-UBS4(e)	3.75%	08/10/2024	1,869,278
11,000	Series 2014-UBS4(c)(e)	0.00%	08/10/2047	1
3,780,455	Series 2015-CR22(c)	1.09%	03/10/2025	126,728
4,709,539	Series 2015-CR26(c)	1.10%	09/10/2025	221,765
419,000	Series 2015-LC23(c)	4.80%	10/10/2025	451,669

See Notes to Financial Statements.

Annual Report | September 30, 2019	55

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$249,000	Series 2016-DC2(c)	4.79%	02/10/2026	$263,446
	Commercial Mortgage Trust
659,000	Series 2012-CR4(c)(e)	4.72%	11/15/2022	271,541
	CORE Mortgage Trust
540,000	Series 2019-CORE(c)(e)	1M US L + 1.90%	12/15/2020	541,126
540,000	Series 2019-CORE(c)(e)	1M US L + 2.35%	12/15/2020	541,511
	Countrywide Home Loan Mortgage Pass-Through Trust
2,555,958	Series 2005-HYB7(c)	3.78%	11/20/2035	2,352,392
45,520	Series 2005-J4	5.50%	11/25/2035	43,976
2,125,463	Series 2006-18	6.00%	12/25/2036	1,821,745
343,996	Series 2007-17	6.00%	10/25/2037	312,006
343,123	Series 2007-3	6.00%	04/25/2037	289,060
380,849	Series 2007-7	5.75%	06/25/2037	322,946
	Credit Suisse First Boston Mortgage Securities Corp.
77,833	Series 2005-10	5.50%	11/25/2035	75,075
2,243,106	Series 2005-11	6.00%	12/25/2035	2,216,249
68,507	Series 2005-8	5.50%	08/25/2025	69,645
4,862,675	Series 2005-9	6.00%	10/25/2035	2,687,800
	Credit Suisse Mortgage Capital Certificates
4,030,556	Series 2006-2	5.75%	03/25/2036	3,559,307
	CSAB Mortgage-Backed Trust
8,781,274	Series 2006-2(k)	5.70%	09/25/2036	1,369,341
147,247	Series 2007-1(c)	5.90%	05/25/2037	63,082
	CSAIL Commercial Mortgage Trust
5,610,011	Series 2015-C1(c)	1.00%	01/15/2025	204,334
419,000	Series 2015-C4(c)	4.73%	11/15/2025	449,775
214,000	Series 2018-C14(c)	5.06%	10/15/2028	242,858
	CSMC Mortgage-Backed Trust
188,914	Series 2006-1	6.00%	02/25/2036	128,292
24,836	Series 2006-4	5.50%	05/25/2021	22,478
811,393	Series 2006-5	6.25%	06/25/2036	332,423
103,097	Series 2006-9	6.00%	11/25/2036	67,492
2,186,300	Series 2007-1	6.00%	02/25/2037	1,943,115
11,388	Series 2007-2	5.00%	03/25/2037	11,150
552,745	Series 2007-3(c)	5.84%	04/25/2037	249,337
33,955	Series 2007-4	6.00%	06/25/2037	30,486
2,585,288	Series 2009-16R(c)(e)	6.00%	07/26/2037	2,679,248
604,000	Series 2017-CALI(c)(e)	3.90%	11/10/2024	630,855
253,000	Series 2017-CHOP(c)(e)	1M US L + 1.90%	07/15/2032	253,892
253,000	Series 2017-CHOP(c)(e)	1M US L + 3.30%	07/15/2032	254,867
856,870	Series 2018-RPL2(e)(k)	4.03%	08/25/2062	863,424

See Notes to Financial Statements.

56	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$1,753,731	Series 2018-RPL8(c)(e)	4.13%	07/25/2058	$1,773,242
	DB Master Finance LLC
997,500	Series 2019-1A(e)	3.79%	02/20/2024	1,030,055
	DBUBS Mortgage Trust
468,000	Series 2017-BRBK(c)(e)	3.65%	10/10/2024	466,360
	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
344,807	Series 2005-6(c)	5.08% - 1M US L	12/25/2035	56,633
151,119	Series 2005-6(c)	1M US L + 1.40%	12/25/2035	127,026
	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
173,187	Series 2006-PR1(c)(e)	12.12% - 1M US L	04/15/2036	171,204
	Dryden 40 Senior Loan Fund
1,000,000	Series 2018-40A(c)(e)	3M US L + 5.75%	08/15/2031	925,834
500,000	Series 2018-40A(c)(e)	3M US L + 3.10%	08/15/2031	489,624
	Earnest Student Loan Program
35,000	Series 2016-D(e)	0.00%	05/25/2025	1,038,940
	Ellington Financial Mortgage Trust
1,111,617	Series 2018-1(c)(e)	4.39%	10/25/2058	1,128,640
	First Horizon Alternative Mortgage Securities Trust
908,542	Series 2005-FA6	5.50%	09/25/2035	778,917
139,193	Series 2007-FA2	6.00%	04/25/2037	94,553
	First Horizon Mortgage Pass-Through Trust
1,455,705	Series 2007-AR3(c)	4.28%	11/25/2037	1,302,745
	Global SC Finance IV, Ltd.
427,850	Series 2018-1A(e)	4.29%	05/17/2028	443,983
	GPMT, Ltd.
474,000	Series 2019-FL2(c)(e)	1M US L + 2.95%	11/15/2023	478,622
	Great Wolf Trust
152,000	Series 2017-WOLF(c)(e)	1M US L + 2.10%	09/15/2034	152,211
235,000	Series 2017-WOLF(c)(e)	1M US L + 3.10%	09/15/2034	235,657
125,000	Series 2017-WOLF(c)(e)	1M US L + 4.07%	09/15/2034	125,515
	GS Mortgage Securities Trust
296,417	Series 2011-GC3(c)(e)	0.81%	03/10/2021	2,007
2,239,490	Series 2011-GC5(c)(e)	1.50%	08/10/2044	39,564
3,986,000	Series 2014-GC26(c)(e)	4.67%	11/10/2047	3,516,926
438,000	Series 2015-GC34	2.98%	10/10/2025	399,043
7,257,037	Series 2015-GS1(c)	0.94%	11/10/2025	301,225
656,000	Series 2017-GS6	3.87%	05/10/2027	704,688
407,000	Series 2017-GS8(c)	4.48%	11/10/2027	441,833
796,000	Series 2018-FBLU(c)(e)	1M US L + 3.25%	11/15/2020	801,053
1,954,000	Series 2018-TWR(c)(e)	1M US L + 3.92%	07/15/2021	1,972,328

See Notes to Financial Statements.

Annual Report | September 30, 2019	57

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	GSAA Home Equity Trust
$2,501,644	Series 2006-13(c)	6.04%	07/25/2036	$1,367,047
561,185	Series 2006-18(k)	5.68%	11/25/2036	257,972
175,828	Series 2006-6(c)	5.69%	03/25/2036	85,782
949,592	Series 2007-2(k)	6.10%	03/25/2037	353,717
	GSCG Trust
628,000	Series 2019-600C(e)	3.76%	09/06/2024	639,764
1,303,000	Series 2019-600C(c)(e)	4.12%	09/06/2024	1,266,577
	GSR Mortgage Loan Trust
289,992	Series 2005-AR4(c)	4.64%	07/25/2035	297,571
1,577,808	Series 2006-2F	5.25%	02/25/2036	1,225,961
610,926	Series 2007-2F	5.75%	02/25/2037	972,814
3,097,474	Series 2007-2F	6.00%	03/25/2037	2,691,819
1,225,924	Series 2007-AR2(c)	4.26%	05/25/2037	1,053,770
	Halcyon Loan Advisors Funding, Ltd.
11,097	Series 2013-1A(c)(e)	3M US L + 1.15%	04/15/2025	11,107
250,000	Series 2013-2A(c)(e)	3M US L + 2.70%	08/01/2025	249,859
	Harley Marine Financing LLC
954,473	Series 2018-1A(e)	5.68%	05/15/2022	848,719
	Hawaii Hotel Trust
1,391,000	Series 2019-MAUI(c)(e)	1M US L + 2.75%	05/15/2021	1,399,271
	Hayfin Kingsland X, Ltd.
500,000	Series 2019-1A(c)(e)	3M US L + 2.25%	04/28/2031	499,854
	Helios Issuer, LLC Series
1,322,667	Series 2017-1A(e)	4.94%	09/20/2023	1,386,733
	Highbridge Loan Management 2013-2, Ltd.
500,000	Series 2017-2A(c)(e)	3M US L + 6.60%	10/20/2029	485,000
	Highbridge Loan Management, Ltd.
500,000	Series 2018-2016(c)(e)	3M US L + 2.90%	07/20/2030	468,164
	HPLY Trust
690,937	Series 2019-HIT(c)(e)	1M US L + 3.15%	11/15/2021	692,664
1,376,924	Series 2019-HIT(c)(e)	1M US L + 3.90%	11/15/2021	1,380,366
	HPS Loan Management, Ltd.
500,000	Series 2017-17(c)(e)	3M US L + 1.26%	05/06/2030	500,542
	HSI Asset Loan Obligation Trust
19,446	Series 2007-2	5.50%	09/25/2037	18,168
	IMT Trust
360,000	Series 2017-APTS(c)(e)	1M US L + 1.10%	06/15/2034	360,100
	IndyMac IMJA Mortgage Loan Trust
1,273,764	Series 2007-A1	6.00%	08/25/2037	900,341
	IndyMac IMSC Mortgage Loan Trust
4,751,473	Series 2007-F2	6.50%	07/25/2037	2,805,013

See Notes to Financial Statements.

58	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	IndyMac Index Mortgage Loan Trust
$1,973,937	Series 2005-AR31(c)	3.98%	01/25/2036	$1,889,527
1,128,779	Series 2005-AR35(c)	3.64%	02/25/2036	1,027,303
2,801,777	Series 2006-AR25(c)	3.47%	09/25/2036	2,680,600
	Invitation Homes
995,000	Series 2018-SFR1(c)(e)	1M US L + 1.25%	03/17/2020	993,966
650,000	Series 2018-SFR1(c)(e)	1M US L + 1.45%	03/17/2020	649,349
	JOL Air, Ltd.
960,298	Series 2019-1(e)	3.97%	04/15/2026	970,679
	JP Morgan Alternative Loan Trust
303,302	Series 2005-S1	6.00%	12/25/2035	287,540
4,984	Series 2006-S1	5.00%	02/25/2021	4,939
190,525	Series 2006-S3(k)	6.12%	08/25/2036	183,607
	JP Morgan BB Commercial Mortgage Securities Trust
652,000	Series 2013-C17(c)	5.06%	12/15/2023	704,500
400,000	Series 2014-C21(c)	4.81%	07/15/2024	418,891
867,000	Series 2014-C23(c)(e)	3.36%	10/15/2024	736,965
388,000	Series 2014-C26(c)	4.52%	12/15/2024	412,823
5,432,164	Series 2015-C28(c)	1.25%	03/15/2025	201,090
542,000	Series 2015-C28	3.99%	03/15/2025	572,287
9,190,219	Series 2015-C30(c)	0.67%	07/15/2025	242,255
3,802,590	Series 2015-C31(c)	1.07%	08/15/2025	150,991
414,000	Series 2016-C1(c)	4.90%	02/15/2026	450,090
	JP Morgan Chase Commercial Mortgage Securities Trust
82,549	Series 2006-LDP8(c)	0.31%	05/15/2045	131
4,000,000	Series 2007-CH1(k)	4.89%	11/25/2036	4,315,548
1,157,000	Series 2011-C3(c)(e)	5.85%	03/15/2021	1,120,952
2,535,911	Series 2012-C8(c)	1.92%	09/15/2022	108,205
1,000,000	Series 2014-C20(c)(e)	4.75%	06/15/2024	938,839
119,000	Series 2016-JP2(c)	3.94%	07/15/2026	123,359
1,010,000	Series 2018-WPT(e)	5.54%	07/05/2023	1,050,018
887,000	Series 2019-COR4(c)	4.44%	12/10/2028	1,000,263
704,000	Series 2019-MFP(c)(e)	1M US L + 3.10%	07/15/2024	708,461
235,000	Series 2019-UES(e)	4.34%	05/05/2024	250,321
1,135,000	Series 2019-UES(c)(e)	4.60%	05/05/2024	1,151,843
	JP Morgan Mortgage Acquisition Corp.
293,607	Series 2006-CH2(k)	5.46%	09/25/2029	236,345
	JP Morgan Mortgage Trust
1,174,093	Series 2007-S3	6.00%	07/25/2037	928,479

See Notes to Financial Statements.

Annual Report | September 30, 2019	59

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	JP Morgan Resecuritization Trust
$1,357,956	Series 2011-1(c)(e)	6.00%	06/26/2037	$1,289,965
	Labrador Aviation Finance, Ltd.
2,916,666	Series 2016-1A(e)	5.68%	01/15/2024	3,005,823
	LB-UBS Commercial Mortgage Trust
436,533	Series 2006-C7(c)(e)	0.88%	11/15/2038	95
	LCM 28, Ltd.
1,000,000	Series 2018-28A(c)(e)	3M US L + 5.75%	10/20/2030	915,041
	LCM Loan Income Fund I Income Note Issuer, Ltd.
500,000	Series 2018-27A(c)(e)	3M US L + 5.60%	07/16/2031	444,334
	LCM XIV LP
1,000,000	Series 2018-14A(c)(e)	3M US L + 2.75%	07/20/2031	936,334
750,000	Series 2018-14A(c)(e)	3M US L + 5.50%	07/20/2031	644,074
	LCM XVII LP
1,000,000	Series 2018-17A(c)(e)	3M US L + 6.00%	10/15/2031	909,593
	LCM XX LP
1,000,000	Series 2018-20A(c)(e)	3M US L + 5.45%	10/20/2027	952,817
	Lehman Mortgage Trust
5,658,393	Series 2006-1(c)	5.39%	02/25/2036	5,726,541
633,910	Series 2006-6	5.50%	10/25/2036	556,236
3,900,054	Series 2006-7(c)	1M US L + 0.25%	11/25/2036	325,645
3,900,054	Series 2006-7(c)	7.75% - 1M US L	11/25/2036	810,124
1,471,096	Series 2006-8(c)	1M US L + 0.42%	12/25/2036	530,739
1,471,096	Series 2006-8(c)	6.58% - 1M US L	12/25/2036	414,524
710,195	Series 2007-10	6.00%	01/25/2038	743,957
344,977	Series 2007-10	6.50%	01/25/2038	226,154
	Lehman XS Trust
80,444	Series 2006-5(k)	5.89%	04/25/2036	78,638
	LoanCore Issuer, Ltd.
1,193,000	Series 2019-CRE3(c)(e)	1M US L + 2.50%	04/15/2024	1,197,921
	Madison Park Funding XIV, Ltd.
1,000,000	Series 2018-14A(c)(e)	3M US L + 2.95%	10/22/2030	966,439
1,000,000	Series 2018-14A(c)(e)	3M US L + 5.80%	10/22/2030	915,158
	Mello Warehouse Securitization Trust
750,000	Series 2019-1(c)(e)	1M US L + 5.50%	05/14/2021	753,257
	Merrill Lynch Alternative Note Asset Trust
757,257	Series 2007-F1	6.00%	03/25/2037	249,662
	Monarch Beach Resort Trust
5,000,000	Series 2018-MBMZ(c)(e)	1M US L + 4.96%	07/15/2025	5,029,016

See Notes to Financial Statements.

60	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	Morgan Stanley Bank of America Merrill Lynch Trust
$3,274,648	Series 2012-C5(c)(e)	1.60%	07/15/2022	$106,937
450,000	Series 2014-C19	4.00%	12/15/2024	465,180
380,000	Series 2015-C25(c)	4.68%	09/15/2025	411,790
350,000	Series 2015-C27(c)	4.68%	11/15/2025	365,855
	Morgan Stanley Capital I Trust
2,990,672	Series 2011-C1(c)(e)	0.52%	09/15/2020	9,890
1,382,542	Series 2016-UB11 XA(c)	1.77%	08/15/2026	107,635
1,000,000	Series 2018-SUN(c)(e)	1M US L + 3.05%	07/15/2020	1,003,636
706,000	Series 2019-H6	3.70%	05/15/2029	755,817
	Morgan Stanley Mortgage Loan Trust
2,220,721	Series 2005-3AR(c)	4.17%	07/25/2035	2,084,356
3,807,294	Series 2006-11	6.00%	08/25/2036	3,542,451
997,011	Series 2006-7(c)	5.04%	06/25/2036	862,479
1,066,173	Series 2006-7	6.00%	06/25/2036	916,439
431,629	Series 2007-3XS(k)	5.70%	01/25/2047	252,506
	Morgan Stanley Re-REMIC Trust
289,522	Series 2011-R1(c)(e)	5.94%	02/26/2037	312,465
	Mosaic Solar Loan Trust
146,112	Series 2017-1A(e)	4.45%	06/20/2042	152,678
543,718	Series 2018-1A(e)	4.01%	08/20/2030	564,542
777,613	Series 2018-2GS(e)	4.20%	10/21/2030	806,330
	MSCG Trust
255,000	Series 2016-SNR(e)	5.21%	11/13/2021	260,535
2,154,000	Series 2018-SELF(c)(e)	1M US L + 3.05%	10/15/2020	2,162,182
	Natixis Commercial Mortgage Securities Trust
345,000	Series 2018-FL1(c)(e)	1M US L + 2.20%	06/15/2022	342,262
	Navient Private Education Refi Loan Trust
500,000	Series 2018-A(e)	3.68%	11/17/2025	523,560
	New Residential Mortgage Loan Trust
4,080,426	Series 2019-RPL1(e)(k)	4.34%	02/26/2024	4,118,421
	Nomura Asset Acceptance Corp. Alternative Loan Trust
1,267,326	Series 2005-AP3(c)	5.32%	08/25/2035	817,390
	OCTAGON INVESTMENT PARTNERS 20-R, Ltd.
1,000,000	Series 2019-4A(c)(e)	3M US L + 6.80%	05/12/2031	975,012
	Octagon Investment Partners 26, Ltd.
1,000,000	Series 2018-1A(c)(e)	3M US L + 8.09%	07/15/2030	908,272

See Notes to Financial Statements.

Annual Report | September 30, 2019	61

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	Octagon Investment Partners 37, Ltd.
$500,000	Series 2018-2A(c)(e)	3M US L + 2.85%	07/25/2030	$471,134
	Octagon Investment Partners XVI, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 3.00%	07/17/2030	476,061
1,000,000	Series 2018-1A(c)(e)	3M US L + 5.75%	07/17/2030	896,515
	Octagon Investment Partners XXII, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 5.45%	01/22/2030	447,068
	OHA Credit Funding 1, Ltd.
500,000	Series 2018-1A(c)(e)	3M US L + 3.05%	10/20/2030	483,527
	OHA Credit Funding 3, Ltd.
1,000,000	Series 2019-3A(c)(e)	3.55% - 3M US L	07/20/2032	997,881
	One Market Plaza Trust
688,000	Series 2017-1MKT(e)	4.14%	02/10/2024	695,625
	PHH Alternative Mortgage Trust
1,082,113	Series 2007-2	6.00%	05/25/2037	1,004,934
	PR Mortgage Loan Trust
10,906,617	Series 2014-1(c)(e)	5.91%	09/25/2047	10,672,929
	Pretium Mortgage Credit Partners I LLC
860,701	Series 2019-NPL2(e)(k)	3.84%	12/25/2058	865,375
	Prime Mortgage Trust
44,129	Series 2006-1	5.50%	06/25/2036	44,405
88,477	Series 2006-DR1(e)	5.50%	05/25/2035	77,845
	Primose Funding LLC
1,000,000	Series 2019-1A(e)	4.48%	07/30/2026	1,001,863
	RBSGC Structured Trust
213,506	Series 2008-B(e)	6.00%	06/25/2037	216,923
	Residential Accredit Loans, Inc.
1,734,126	Series 2005-QS17	6.00%	12/25/2035	1,711,414
4,513,361	Series 2006-QA5(c)	1M US L + 0.22%	07/25/2036	2,877,892
2,499,611	Series 2006-QS10	6.50%	08/25/2036	2,399,835
942,572	Series 2006-QS4	6.00%	04/25/2036	901,740
1,464,555	Series 2006-QS6	6.00%	06/25/2036	1,377,904
1,610,203	Series 2006-QS7	6.00%	06/25/2036	1,510,397
84,651	Series 2006-QS7(c)	1M US L + 0.40%	06/25/2036	64,667
253,954	Series 2006-QS7(c)	5.60% - 1M US L	06/25/2036	38,139
106,745	Series 2006-QS8(c)	1M US L + 0.45%	08/25/2036	84,349
320,234	Series 2006-QS8(c)	5.55% - 1M US L	08/25/2036	45,494
2,349,745	Series 2007-QS3	6.50%	02/25/2037	2,235,874
69,936	Series 2007-QS6	6.25%	04/25/2037	67,945
9,854	Series 2007-QS6(c)	55.00% - 8.33 x 1M US L	04/25/2037	21,205

See Notes to Financial Statements.

62	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$3,332,780	Series 2007-QS9	6.50%	07/25/2037	$3,198,817
339,325	Series 2008-QR1	6.00%	08/25/2036	298,651
	Residential Asset Securitization Trust
506,379	Series 2006-A1	6.00%	04/25/2036	408,189
1,063,077	Series 2006-A2	6.00%	05/25/2036	757,649
916,938	Series 2006-A6	6.50%	07/25/2036	424,790
412,635	Series 2006-A8	6.00%	08/25/2036	367,330
153,588	Series 2006-A8	6.50%	08/25/2036	81,182
325,189	Series 2006-A8(c)	5.90% - 1M US L	08/25/2036	93,742
1,545,730	Series 2007-A1	6.00%	03/25/2037	896,558
81,743	Series 2007-A6	6.00%	06/25/2037	71,778
2,785,924	Series 2007-A7	6.00%	07/25/2037	1,745,839
	Residential Funding Mortgage Securities I Trust
956,963	Series 2006-S3	5.50%	03/25/2036	932,353
1,728,245	Series 2006-S6	6.00%	07/25/2036	1,746,632
381,824	Series 2007-S3	6.00%	03/25/2037	361,056
302,189	Series 2007-S6	6.00%	06/25/2037	284,772
	Sequoia Mortgage Trust
2,135,209	Series 2007-3(c)	4.02%	07/20/2037	2,022,451
	SERVPRO Master Issuer LLC
500,000	Series 2019-1A(e)	3.88%	10/25/2026	505,875
	SLIDE
3,169,564	Series 2018-FUN(c)(e)	1M US L + 3.00%	06/15/2021	3,203,236
	SMB Private Education Loan Trust
500,000	Series 2018-B(c)(e)	1M US L + 0.72%	08/15/2027	499,303
	SoFi Consumer Loan Program, LLC
56,559	Series 2017-2(e)	3.28%	02/25/2026	57,009
	SoFi Professional Loan Program, LLC
300,000	Series 2017-D(e)	3.61%	09/25/2040	314,302
56,760	Series 2019-B(e)	0.00%	08/17/2048	2,097,404
	Sprite, Ltd.
350,347	Series 2017-1(e)	4.25%	12/15/2024	354,444
	Stack Infrastructure Issuer LLC
994,167	Series 2019-1A(e)	4.54%	02/26/2024	1,043,197
	Start, Ltd.
762,248	Series 2018-1(e)	4.09%	05/15/2025	780,309
1,205,357	Series 2019-1(e)	4.09%	03/15/2026	1,231,700
2,500,000	Stru Jp-2334(l)	2.14%	10/25/2029	2,488,000
3,000,000	Stru Jpm-2336(l)	2.14%	10/25/2029	2,985,600

See Notes to Financial Statements.

Annual Report | September 30, 2019	63

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	Structured Adjustable Rate Mortgage Loan Trust
$827,889	Series 2005-15(c)	4.15%	07/25/2035	$670,310
	Structured Asset Securities Corp.
222,336	Series 2005-RF1(c)(e)	1M US L + 0.35%	03/25/2035	202,253
223,555	Series 2005-RF1(c)(e)	2.77%	03/25/2035	37,829
	TAL Advantage, LLC
756,367	Series 17-1A(e)	4.50%	04/20/2042	780,146
	TBW Mortgage-Backed Trust
1,368,396	Series 2006-2	7.00%	07/25/2036	456,491
	Textainer Marine Containers V, Ltd.
780,948	Series 2017-1A(e)	3.72%	01/20/2026	781,753
	Textainer Marine Containers VII, Ltd.
483,333	Series 2019-1A(e)	3.96%	10/20/2026	491,893
	Thunderbolt II Aircraft Lease, Ltd.
4,642,857	Series 2018-A(e)(k)	5.07%	09/15/2038	4,748,561
	TRIP Rail Master Funding, LLC
288,626	Series 2017-1A(e)	2.71%	07/15/2021	289,116
	UBS Commercial Mortgage Trust
464,000	Series 2017-C6(c)	4.15%	12/15/2027	507,219
513,000	Series 2017-C6(c)	4.60%	12/15/2027	560,165
656,000	Series 2017-C7(c)	4.74%	01/15/2028	716,729
511,000	Series 2018-C8(c)	4.86%	02/15/2028	564,078
610,000	Series 2019-C16(c)	4.32%	03/15/2029	677,347
	Vantage Data Centers Issuer, LLC
738,125	Series 2018-1A(e)	4.07%	02/15/2023	767,853
	VB-S1 Issuer, LLC
3,000,000	Series 2018-1A(e)	5.25%	02/15/2023	3,020,880
	VCATT, LLC
4,615,393	Series 2019-NPL1(e)(k)	4.36%	02/25/2022	4,665,339
	Velocity Commercial Capital Loan Trust
4,082,771	Series 2017-2(c)(e)	3.07%	07/25/2026	4,124,318
811,439	Series 2018-2(c)(e)	4.05%	09/25/2024	828,213
1,434,390	Series 2019-1(c)(e)	3.94%	11/25/2025	1,467,171
397,711	Series 2019-1(c)(e)	4.01%	04/25/2026	407,075
394,913	Series 2019-1(c)(e)	4.12%	09/25/2026	404,305
	Vericrest Opportunity Loan Trust
973,418	Series 2019-NPL3(e)(k)	3.97%	03/25/2022	981,291
	VOLT LXIX LLC
789,376	Series 2018-NPL5(e)(k)	4.21%	08/25/2048	793,400

See Notes to Financial Statements.

64	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
	Wachovia Bank Commercial Mortgage Trust
$44,236	Series 2006-C29(c)	0.48%	11/15/2048	$1
	Wachovia Mortgage Loan Trust, LLC Series Trust
770,398	Series 2005-B(c)	4.45%	10/20/2035	765,346
	Washington Mutual Alternative Mortgage Pass-Through Certificates
1,559,718	Series 2005-1	6.00%	03/25/2035	1,598,875
64,158	Series 2005-9	5.50%	11/25/2035	57,369
483,228	Series 2006-5	6.00%	07/25/2036	400,778
	Washington Mutual Mortgage Pass-Through Certificates Trust
937,102	Series 2006-2	6.00%	03/25/2036	922,213
	WAVE 2019-1 LLC
1,000,000	Series 2019-1(e)	3.60%	09/15/2027	999,956
1,000,000	Series 2019-1(e)	6.41%	09/15/2027	999,980
	Wells Fargo Alternative Loan Trust
559,576	Series 2007-PA2(c)	1M US L + 0.43%	06/25/2037	462,630
559,576	Series 2007-PA2(c)	6.07% - 1M US L	06/25/2037	72,296
204,500	Series 2007-PA3	5.75%	07/25/2037	199,631
721,641	Series 2007-PA3	6.25%	07/25/2037	697,605
3,756,997	Series 2007-PA5	6.25%	11/25/2037	3,746,467
	Wells Fargo Commercial Mortgage Trust
525,000	Series 2014-LC16(e)	3.94%	06/15/2024	432,346
420,000	Series 2015-C31(c)	4.76%	11/15/2025	451,145
340,000	Series 2015-LC22(c)	4.70%	09/15/2058	360,896
380,000	Series 2015-NXS3(c)	4.64%	09/15/2025	406,657
420,000	Series 2015-NXS4(c)	4.75%	11/15/2025	455,464
655,000	Series 2015-SG1	4.05%	08/15/2025	705,511
1,000,000	Series 2016-C33(e)	3.12%	03/15/2059	933,424
5,628,945	Series 2016-C37(c)(e)	1.60%	12/15/2049	442,053
695,000	Series 2016-LC25(c)	4.57%	11/15/2026	766,888
518,000	Series 2018-C45	4.73%	06/15/2028	564,375
165,000	Series 2018-C46(c)	5.15%	08/15/2051	187,811
523,000	Series 2018-C47(c)	5.10%	10/15/2028	578,565
436,000	Series 2018-C48(c)	5.29%	12/15/2028	500,041
901,000	Series 2019-C49	4.55%	02/15/2029	1,014,043
901,000	Series 2019-C49(c)	4.87%	02/15/2029	1,006,505
	Wells Fargo Mortgage-Backed Securities Trust
1,297,664	Series 2005-12	5.50%	11/25/2035	1,309,430
131,582	Series 2006-2	5.50%	03/25/2036	129,792

See Notes to Financial Statements.

Annual Report | September 30, 2019	65

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$43,301	Series 2006-2	5.75%	03/25/2036	$42,923
380,909	Series 2007-13	6.00%	09/25/2037	382,116
462,036	Series 2007-14	6.00%	10/25/2037	461,999
	WF-RBS Commercial Mortgage Trust
2,064,803	Series 2012-C9(c)(e)	2.06%	11/15/2045	98,826
3,621,773	Series 2014-C21(c)	1.20%	08/15/2047	148,264
4,387,041	Series 2014-C22(c)	0.96%	09/15/2057	143,033
2,700,000	Zephyrus Capital Aviation Tl	4.61%	10/15/2038	2,720,852

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $409,221,750)				410,644,284

U.S. GOVERNMENT BONDS AND NOTES - 13.29%
5,780,000	U.S. Treasury Bonds	2.38%	05/15/2027	6,091,465
8,175,000	U.S. Treasury Bonds	2.25%	08/15/2027	8,548,304
7,310,000	U.S. Treasury Bonds	2.25%	11/15/2027	7,648,659
3,576,531	U.S. Treasury Bonds	0.88%	01/15/2029	3,803,936
640,000	U.S. Treasury Bonds	2.75%	11/15/2042	718,887
4,650,000	U.S. Treasury Bonds	3.13%	02/15/2043	5,551,119
3,720,000	U.S. Treasury Bonds	3.63%	08/15/2043	4,802,215
3,660,000	U.S. Treasury Bonds	3.75%	11/15/2043	4,818,762
7,005,522	U.S. Treasury Bonds	1.00%	02/15/2046	7,825,096
4,980,000	U.S. Treasury Bonds	2.75%	11/15/2047	5,646,269
50,000,000	U.S. Treasury Notes	1.50%	10/31/2019	49,976,000
25,000,000	U.S. Treasury Notes	1.00%	11/30/2019	24,957,239
50,000,000	U.S. Treasury Notes	1.50%	11/30/2019	49,955,045
4,380,000	U.S. Treasury Notes	2.75%	08/15/2021	4,466,402
10,160,000	U.S. Treasury Notes	2.88%	10/15/2021	10,409,634
11,455,000	U.S. Treasury Notes	1.75%	11/30/2021	11,482,519
3,910,000	U.S. Treasury Notes	2.50%	01/15/2022	3,986,291
8,590,000	U.S. Treasury Notes	2.63%	02/28/2023	8,888,637
7,080,000	U.S. Treasury Notes	2.50%	03/31/2023	7,304,569
6,940,000	U.S. Treasury Notes	2.75%	04/30/2023	7,223,022
5,730,000	U.S. Treasury Notes	1.63%	05/31/2023	5,742,758
2,960,000	U.S. Treasury Notes	1.88%	08/31/2024	3,004,458
7,310,000	U.S. Treasury Notes	2.13%	09/30/2024	7,504,886
8,045,000	U.S. Treasury Notes	2.25%	10/31/2024	8,311,333
3,820,000	U.S. Treasury Notes	2.75%	02/28/2025	4,051,140
5,150,000	U.S. Treasury Notes	3.00%	09/30/2025	5,559,485

See Notes to Financial Statements.

66	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$915,000	U.S. Treasury Notes	2.63%	01/31/2026	$970,615

TOTAL U.S. GOVERNMENT BONDS AND NOTES
(Cost $263,119,516)				269,248,745

MUNICIPAL BONDS - 0.02%
120,000	Missouri Highway & Transportation Commission, Revenue Bonds	5.06%	05/01/2024	135,325
165,000	State of California, General Obligation Bonds	7.55%	04/01/2039	273,323

TOTAL MUNICIPAL BONDS
(Cost $369,625)				408,648

U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES - 10.70%
	Connecticut Avenue Securities Trust
5,000,000	Series 2019-R05(c)(e)	1M US L + 4.10%	07/25/2039	5,139,265
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
16,100,000	Series 2013-K713(e)	0.10%	05/20/2020	7,395
7,400,000	Series 2013-K713(e)(g)	0.00%	05/25/2020	7,160,506
3,425,205	Series 2016-K722(c)	1.44%	03/25/2023	125,584
	Federal Home Loan Mortgage Corp. Pool
268,680	Series Pool #G01840	5.00%	07/01/2035	297,117
101,233	Series Pool #G04817	5.00%	09/01/2038	111,864
	Federal Home Loan Mortgage Corp. REMICS
1,336,497	Series 2003-2722(c)	9.89% - 1M US L	12/15/2033	1,632,354
250,499	Series 2005-R003	5.50%	10/15/2035	282,742
1,805,299	Series 2006-3244(c)	6.66% - 1M US L	11/15/2036	347,492
87,905	Series 2007-3261(c)	6.43% - 1M US L	01/15/2037	15,407
201,262	Series 2007-3262(c)	6.40% - 1M US L	01/15/2037	27,712
791,241	Series 2007-3301(c)	6.10% - 1M US L	04/15/2037	88,981
599,676	Series 2007-3303(c)	6.10% - 1M US L	04/15/2037	85,023
199,543	Series 2007-3382(c)	6.00% - 1M US L	11/15/2037	17,636
500,825	Series 2007-3384(c)	6.31% - 1M US L	08/15/2036	73,953
193,217	Series 2007-3384(c)	6.39% - 1M US L	11/15/2037	23,709
236,444	Series 2008-3417(c)	6.18% - 1M US L	02/15/2038	23,703
256,754	Series 2008-3423(c)	5.65% - 1M US L	03/15/2038	28,844
5,068,370	Series 2008-3423(c)	6.00% - 1M US L	03/15/2038	38,757
1,779,161	Series 2009-3510(c)	6.75% - 1M US L	02/15/2037	351,342

See Notes to Financial Statements.

Annual Report | September 30, 2019	67

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$435,338	Series 2009-3523(c)	6.00% - 1M US L	04/15/2039	$70,034
85,936	Series 2009-3524	3.60%	06/15/2038	88,841
16,515	Series 2009-3549(c)	5.80% - 1M US L	07/15/2039	1,647
1,047,469	Series 2009-3560(c)	6.40% - 1M US L	11/15/2036	138,460
411,793	Series 2010-3641	4.50%	03/15/2040	453,589
508,372	Series 2010-3726(c)	6.05% - 1M US L	09/15/2040	81,853
2,670,170	Series 2010-3728(c)	4.45% - 1M US L	09/15/2040	211,891
750,000	Series 2010-3779	3.50%	12/15/2030	790,061
162,994	Series 2010-3779	4.00%	12/15/2030	173,459
499,324	Series 2010-3779	4.50%	12/15/2040	556,378
78,997	Series 2011-3786(c)	9.50% - 1M US L	01/15/2041	92,584
1,294,867	Series 2011-3795	4.00%	01/15/2041	1,382,530
69,792	Series 2011-3798(c)	9.50% - 1M US L	11/15/2040	74,805
539,876	Series 2011-3808	3.50%	02/15/2031	559,762
39,198	Series 2011-3809(c)	9.50% - 1M US L	02/15/2041	43,075
920,911	Series 2011-3815(c)	5.85% - 1M US L	02/15/2041	139,084
449,127	Series 2011-3824	3.50%	03/15/2031	474,955
511,014	Series 2011-3824(c)	7.10% - 1M US L	08/15/2036	79,406
585,919	Series 2011-3863	5.50%	08/15/2034	646,422
646,114	Series 2011-3864(c)	9.20% - 1M US L	05/15/2041	776,133
647,198	Series 2011-3871	5.50%	06/15/2041	746,622
613,926	Series 2011-3872(c)	5.95% - 1M US L	06/15/2041	85,159
2,993,592	Series 2011-3910	5.00%	08/15/2041	3,427,536
2,867,269	Series 2011-3924(c)	6.00% - 1M US L	09/15/2041	390,034
392,684	Series 2011-3925	3.00%	09/15/2021	7,932
3,969,978	Series 2012-3(c)	5.95% - 1M US L	02/25/2042	566,610
4,007,349	Series 2012-4057	4.00%	06/15/2042	4,446,232
3,625,087	Series 2013-4170(c)	4.05% - 1M US L	01/15/2033	3,570,545
10,520,356	Series 2013-4218	2.50%	02/15/2043	10,447,027
7,197,154	Series 2013-4239(g)	0.00%	07/15/2043	5,924,164
4,736,104	Series 2014-4413	3.50%	11/15/2044	5,003,152
3,441,615	Series 2015-4434	3.00%	02/15/2045	3,504,218
3,363,817	Series 2015-4440	2.50%	02/15/2045	3,263,348
	Federal Home Loan Mortgage Corp. Strips
2,695,513	Series 2017-358	3.00%	10/15/2047	2,769,152
	Federal National Mortgage Association Pool
74,733	Series Pool #555743	5.00%	09/01/2033	82,545
90,768	Series Pool #735382	5.00%	04/01/2035	100,274
244,897	Series Pool #735383	5.00%	04/01/2035	270,541
165,893	Series Pool #735484	5.00%	05/01/2035	183,238
81,049	Series Pool #AH4437	4.00%	01/01/2041	83,814
4,293,811	Series Pool #BM4094	3.00%	10/01/2046	4,334,964

See Notes to Financial Statements.

68	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$8,543,015	Series Pool #BM5299	3.00%	12/01/2046	$8,754,448
4,249,802	Series Pool #CA1875	3.50%	06/01/2048	4,384,153
11,404,082	Series Pool #MA2777	3.00%	03/01/2043	11,756,851
	Federal National Mortgage Association REMICS
87,338	Series 2004-46(c)	6.00% - 1M US L	03/25/2034	8,883
284,641	Series 2006-101(c)	6.58% - 1M US L	10/25/2036	56,417
845,341	Series 2006-123(c)	6.32% - 1M US L	01/25/2037	161,502
4,067,613	Series 2006-92(c)	6.58% - 1M US L	10/25/2036	815,392
101,065	Series 2007-102(c)	6.40% - 1M US L	11/25/2037	17,923
84,806	Series 2007-108(c)	6.36% - 1M US L	12/25/2037	9,962
18,388	Series 2007-30(c)	6.11% - 1M US L	04/25/2037	1,991
394,777	Series 2007-38(c)	6.08% - 1M US L	05/25/2037	43,674
12,122	Series 2007-51(c)	6.10% - 1M US L	06/25/2037	1,122
43,556	Series 2007-53(c)	6.10% - 1M US L	06/25/2037	4,002
568,885	Series 2007-57(c)	6.62% - 1M US L	10/25/2036	77,559
109,689	Series 2007-68(c)	6.65% - 1M US L	07/25/2037	7,013
658,712	Series 2008-3(c)	6.46% - 1M US L	02/25/2038	117,442
243,414	Series 2008-56(c)	6.06% - 1M US L	07/25/2038	28,629
54,375	Series 2008-81	5.50%	09/25/2038	59,364
375,306	Series 2009-111	5.00%	01/25/2040	413,802
176,085	Series 2009-111(c)	6.25% - 1M US L	01/25/2040	22,630
1,022,971	Series 2009-12(c)	6.60% - 1M US L	03/25/2036	176,721
34,307	Series 2009-28(c)	6.00% - 1M US L	04/25/2037	4,131
468,498	Series 2009-41	4.50%	06/25/2039	489,007
98,306	Series 2009-42(c)	6.00% - 1M US L	06/25/2039	11,528
230,807	Series 2009-47(c)	6.10% - 1M US L	07/25/2039	26,420
139,563	Series 2009-62(c)	6.10% - 1M US L	08/25/2039	12,866
71,750	Series 2009-66(c)	5.80% - 1M US L	02/25/2038	8,877
50,584	Series 2009-68(c)	5.25% - 1M US L	09/25/2039	4,672
300,202	Series 2010-11(c)	4.80% - 1M US L	02/25/2040	26,183
43,798	Series 2010-111(c)	6.00% - 1M US L	10/25/2040	1,753
134,321	Series 2010-112	4.00%	10/25/2040	137,511
183,964	Series 2010-115(c)	6.60% - 1M US L	11/25/2039	24,941
2,142,531	Series 2010-115(c)	6.00% - 1M US L	10/25/2040	393,011
4,984,679	Series 2010-123(c)	6.05% - 1M US L	11/25/2040	935,895
826,549	Series 2010-15(c)	4.95% - 1M US L	03/25/2040	89,917
129,835	Series 2010-34(c)	4.93% - 1M US L	04/25/2040	13,491
72,864	Series 2010-4(c)	6.23% - 1M US L	02/25/2040	10,895
110,447	Series 2010-58(c)	12.47% - 1M US L	06/25/2040	127,994
3,387,184	Series 2010-75	4.50%	07/25/2040	3,657,649
255,000	Series 2010-9(c)	4.75% - 1M US L	02/25/2040	17,762
61,557	Series 2010-9(c)	5.30% - 1M US L	02/25/2040	7,137
15,042	Series 2010-90(c)	6.00% - 1M US L	08/25/2040	1,740

See Notes to Financial Statements.

Annual Report | September 30, 2019	69

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$456,642	Series 2011-16	3.50%	03/25/2031	$479,531
723,708	Series 2011-25	3.00%	04/25/2026	739,692
471,617	Series 2011-29	3.50%	04/25/2031	487,341
306,666	Series 2011-48(c)	9.20% - 1M US L	06/25/2041	321,014
570,043	Series 2011-5(c)	6.40% - 1M US L	11/25/2040	40,292
3,947,196	Series 2012-106(c)	6.16% - 1M US L	10/25/2042	712,632
1,194,654	Series 2012-124(c)	7.79% - 1M US L	11/25/2042	1,282,288
9,795,601	Series 2012-128(c)	6.00% - 1M US L	11/25/2042	9,691,941
237,385	Series 2012-29(c)	6.00% - 1M US L	04/25/2042	21,390
917,183	Series 2012-32	5.00%	04/25/2042	139,448
4,048,082	Series 2012-65(c)	5.98% - 1M US L	06/25/2042	580,292
3,290,061	Series 2013-19(c)	5.40% - 1M US L	03/25/2043	3,240,501
9,646,208	Series 2013-51(c)	5.40% - 1M US L	04/25/2043	9,288,436
2,277,493	Series 2015-59	3.00%	06/25/2041	2,298,576
10,214,665	Series 2015-79	3.00%	11/25/2045	10,276,033
1,880,177	Series 2015-9	3.00%	01/25/2045	1,931,713
19,318,351	Series 2016-72	3.00%	10/25/2046	18,990,409
3,499,379	Series 2018-21(g)	0.00%	04/25/2048	3,210,390
2,840,117	Series 2018-27	3.00%	12/25/2047	2,878,169
3,235,902	Series 2018-36	3.00%	06/25/2048	3,323,472
4,738,867	Series 2019-12	3.00%	04/25/2049	4,897,110
	FMC GMSR Issuer Trust
500,000	Series 2019-GT1(c)(e)	5.66%	05/25/2024	517,258
5,000,000	Series 2019-GT2(c)(e)	4.72%	09/25/2024	5,044,340
	Government National Mortgage Association
63,509	Series 2004-83(c)	6.08% - 1M US L	10/20/2034	12,281
54,796	Series 2008-6(c)	6.46% - 1M US L	02/20/2038	6,518
51,269	Series 2008-67(c)	6.00% - 1M US L	08/20/2038	6,142
810,367	Series 2008-69(c)	7.63% - 1M US L	08/20/2038	133,195
69,654	Series 2009-10(c)	6.65% - 1M US L	02/16/2039	13,487
1,047,639	Series 2009-35	4.50%	05/20/2039	1,145,742
4,162,315	Series 2009-58(c)	6.25% - 1M US L	06/20/2039	622,625
58,417	Series 2009-6(c)	5.95% - 1M US L	02/20/2038	6,312
1,983,078	Series 2009-75	5.00%	09/20/2039	2,164,578
4,762,308	Series 2010-121(c)	6.00% - 1M US L	09/20/2040	872,995
81,461	Series 2010-61(c)	6.55% - 1M US L	09/20/2039	10,296
160,421	Series 2010-98(c)	5.71%	03/20/2039	18,984
671,324	Series 2011-69(g)	0.00%	05/20/2041	625,197
2,012,793	Series 2011-71	4.50%	02/20/2041	2,179,336
1,303,290	Series 2011-71(c)	5.40% - 1M US L	05/20/2041	214,465
394,316	Series 2011-72(c)	6.15% - 1M US L	05/20/2041	63,478
2,113,092	Series 2011-89(c)	5.45% - 1M US L	06/20/2041	311,948
451,050	Series 2012-105(c)	6.20% - 1M US L	01/20/2041	19,380

See Notes to Financial Statements.

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RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$5,905,199	Series 2013-113(c)	6.25% - 1M US L	03/20/2043	$797,959
7,776,712	Series 2013-122(c)	6.10% - 1M US L	08/16/2043	1,365,920
4,667,824	Series 2013-148(c)	5.68% - 1M US L	10/16/2043	821,136
8,446,638	Series 2013-186(c)	6.25% - 1M US L	02/16/2043	1,096,754
5,285,901	Series 2014-156(c)	6.25% - 1M US L	10/20/2044	864,530
10,562,826	Series 2014-4(c)	6.10% - 1M US L	01/16/2044	1,836,451
7,256,486	Series 2014-5(c)	6.15% - 1M US L	07/20/2043	975,711
6,353,643	Series 2014-95(c)	6.25% - 1M US L	06/16/2044	1,230,478
8,560,504	Series 2018-153(c)	6.15% - 1M US L	11/20/2048	1,072,242
23,779,174	Series 2018-164(c)	6.10% - 1M US L	12/20/2048	3,473,702
20,472,379	Series 2018-97(c)	6.20% - 1M US L	07/20/2048	3,061,313
22,083,406	Series 2019-92(c)	6.10% - 1M US L	07/20/2049	2,922,226
	Toorak Mortgage Corp., Ltd.
3,500,000	Series 2019-2(k)	4.21%	09/25/2022	3,531,570

TOTAL U.S. GOVERNMENT / AGENCY MORTGAGE BACKED SECURITIES
(Cost $261,228,168)				216,713,541

Shares/Description		Value
WARRANTS - 0.00%(m)
219,520	Oas SA, Strike Price 1.00, Expires 05/16/2039(i)	0

TOTAL WARRANTS
(Cost $0)		0

SHORT-TERM INVESTMENTS - 9.15%
Money Market Fund - 5.08%
102,812,472	State Street Institutional Trust (7 Day Yield 1.95%)	102,812,472

Principal Amount/Description		Rate	Maturity	Value
U.S. Treasury - 4.07%
365,000	United States Treasury Bill(n)	2.29%	11/07/2019	364,357
7,300,000	United States Treasury Bill(n)	1.75%	09/10/2020	7,180,546
75,000,000	United States Treasury Bill(n)	1.97%	10/29/2019	74,890,771
				82,435,674

TOTAL SHORT-TERM INVESTMENTS
(Cost $185,238,909)				185,248,146

TOTAL INVESTMENTS - 100.29%
(Cost $2,059,218,585)				2,031,039,619
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.29)%				(5,794,858)
NET ASSETS - 100.00%				$2,025,244,761

See Notes to Financial Statements.

Annual Report | September 30, 2019	71

RiverNorth/DoubleLine Strategic Income Fund	Schedule of Investments

September 30, 2019

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of September 30, 2019 was 2.02%

3M US L - 3 Month LIBOR as of September 30, 2019 was 2.09%

(a)	Affiliated company. See Note 9 to Notes to Financial Statements.
(b)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(c)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2019, the aggregate fair value of those securities was $49,642,356, representing 2.45% of net assets.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $343,794,891, which represents approximately 16.98% of net assets as of September 30, 2019.
(f)	Pay-in-kind securities - Rate paid in-kind is shown in parenthesis.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	Less than 0.005%.
(i)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(j)	All or a portion of this position has not settled as of September 30, 2019. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.
(k)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2019.
(l)	When - Issued Security/Forward Commitment Security.
(m)	Non-income producing security.
(n)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

See Notes to Financial Statements.

72	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Shares/Description		Value
CLOSED-END FUNDS - 19.64%
24,266	BlackRock Corporate High Yield Fund, Inc.	$260,860
16,571	BlackRock Debt Strategies Fund, Inc.	178,138
68,069	BlackRock Floating Rate Income Strategies Fund, Inc.	859,031
36,542	BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	442,158
38,883	Eaton Vance Floating-Rate Income Trust	514,033
41,314	Eaton Vance Limited Duration Income Fund	516,425
43,457	First Trust Senior Floating Rate 2022 Target Term Fund	384,594
244,466	Invesco Senior Income Trust	1,026,757
192,170	Nuveen Credit Strategies Income Fund	1,437,432
31,758	Nuveen Mortgage Opportunity Term Fund	732,340
49,877	PGIM Global High Yield Fund, Inc.	716,733
42,554	PGIM High Yield Bond Fund, Inc.	636,182
19,415	Western Asset Emerging Markets Debt Fund, Inc.	269,674
59,317	Western Asset Global High Income Fund, Inc.	589,018
297,666	Western Asset High Income Opportunity Fund, Inc.	1,503,213

TOTAL CLOSED-END FUNDS
(Cost $9,975,536)		10,066,588

COMMON STOCKS - 0.06%
999	David's Bridal(a)(b)	–
2,343	PHI Group, Inc.(a)(b)	24,039
599	Phi, Inc.(a)(b)	6,146
3,002	Ultra Petroleum Corp.(b)	675

TOTAL COMMON STOCKS
(Cost $216,146)		30,860

PREFERRED STOCKS - 0.18%
11	Ditech Holding Corp., 0.000%(a)(b)(c)(d)	–
92	Sequa Corp., 7.000%(a)(b)	92,000

TOTAL PREFERRED STOCKS
(Cost $111,004)		92,000

Principal Amount/Description		Rate	Maturity	Value
BANK LOANS - 38.24%(e)
Canada - 0.58%
$296,662	GFL Environmental, Inc., First Lien Effective Date Incremental Term Loan	1M US L + 3.00%, 1.00% Floor	05/30/2025	294,623

See Notes to Financial Statements.

Annual Report | September 30, 2019	73

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
Denmark - 0.66%
$229,305	Nets Holdco 4 ApS, First Lien Facility B1E Term Loan	3M EUR L + 3.25%	02/06/2025	$248,614
81,941	TDC A/S, First Lien Facility B3 Term Loan	1M EUR L + 2.75%	06/04/2025	89,916
				338,530
Finland - 0.21%
100,000	Mascot Bidco Oy, First Lien Facility B Term Loan	3M EUR L + 4.50%	03/30/2026	109,421

France - 1.42%
99,250	Altice France S.A., First Lien USD TLB-13 Incremental Term Loan	1M US L + 4.00%	08/14/2026	99,188
100,000	CAB, First Lien Facility B Term Loan	3M EUR L + 3.75%	04/25/2026	109,728
300,000	Constantin Investissement 4 S.A.S., First Lien Facility B Term Loan	3M EUR L + 3.00%	04/22/2024	328,314
195,500	Numericable U.S. LLC, First Lien USD TLB-11 Term Loan	1M US L + 2.75%	07/31/2025	191,223
				728,453
Germany - 1.30%
190,000	Alpha Group, SARL, First Lien Facility B Term Loan	3M EUR L + 3.75%	01/31/2025	205,969
120,000	Befesa S.A., First Lien Facility B Term Loan	6M EUR L + 2.50%	07/09/2026	132,573
157,130	CTC AcquiCo GmbH, First Lien Facility B2 Term Loan	3M US L + 2.75%	03/07/2025	153,987
59,145	EG Group Limited Tlb1, First Lien Term Loan	L + 3.50%	07/31/2025	65,190
100,000	Marcel Lux IV SARL, First Lien Facility B2 (EUR) Term Loan	3M EUR L + 3.50%	03/16/2026	109,186
				666,905
Great Britain - 3.18%
98,997	EG Group, Ltd., First Lien Facility B (EUR) Term Loan	3M US L + 4.00%	02/07/2025	105,899
175,772	Formula One Management, Ltd., First Lien Facility B3 Term Loan	1M US L + 2.50%, 1.00% Floor	02/01/2024	173,970
210,000	Franklin UK Midco, Ltd., First Lien Facility B1 Term Loan	3M EUR L + 4.00%	12/18/2024	231,465
130,000	Froneri International PLC, First Lien Facility B3 Term Loan	1M US L + 3.25%	01/31/2025	160,290
300,000	Genesis Specialist Care Finance UK, Ltd., First Lien Facility B2 Term Loan	3M EUR L + 3.50%	10/30/2025	330,392
181,182	Lernen Bidco, Ltd., First Lien Facility B1 (EUR) Term Loan	6M EUR L + 4.25%	10/25/2025	200,442
250,000	LGC Science Holdings, Ltd., First Lien Facility B3 Term Loan	1M US L + 3.50%	03/08/2023	248,229

See Notes to Financial Statements.

74	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$149,837	Richmond UK Holdco, Ltd., First Lien Facility B Term Loan	1M US L + 4.25%	03/03/2024	$179,318
				1,630,005
Luxembourg - 1.49%
147,375	Altice Financing S.A., First Lien October 2017 USD Term Loan	1M US L + 2.75%	01/31/2026	144,022
80,000	Auris Luxembourg III S.a r.l., First Lien Facility B1A Term Loan	3M US L + 4.00%	02/27/2026	88,019
190,000	CCP Lux Holdings S.a. r.l., First Lien Senior EUR Facility B Term Loan	3M EUR L + 3.75%	01/10/2025	209,162
300,000	Neuraxpharm Holdco S.A.R.L., First Lien Facility B2 Term Loan	3M EUR L + 3.75%	08/24/2023	322,901
				764,104
Netherlands - 1.73%
216,150	Diamond B.V., First Lien Initial Euro Term Loan	3M EUR L + 3.25%	09/06/2024	229,017
39,700	NEP Group, Inc., First Lien Initial Euro Term Loan	3M EUR L + 3.50%	10/20/2025	43,271
283,418	Peer Holdings III B.V., First Lien Facility B Term Loan	3M EUR L + 3.25%	03/07/2025	310,281
250,000	Sigma Holdco B.V., First Lien Facility B4 (GBP) Term Loan	1M US L + 4.00%	07/02/2025	304,440
				887,009
Sweden - 0.43%
200,000	Verisure Holding AB, First Lien Facility B1F Term Loan	3M EUR L + 3.50%	10/21/2022	219,422

United States - 27.24%
246,458	Access CIG LLC, First Lien B Term Loan	1M US L + 3.75%	02/27/2025	243,840
336,238	Acuity Specialty Products, Inc., First Lien Initial Term Loan	3M US L + 4.00%, 1.00% Floor	08/12/2024	266,327
148,125	Adtalem Global Education, Inc., First Lien B Term Loan	1M US L + 3.00%	04/11/2025	148,743
39,000	AI Aqua Merger Sub, Inc., First Lien Tranche B-1 Term Loan	1M US L + 3.25%, 1.00% Floor	12/13/2023	37,359
195,504	Air Medical Group Holdings, Inc., First Lien 2018 Term Loan	1M US L + 3.25%, 1.00% Floor	04/28/2022	183,489
43,612	Allnex & Cy S.C.A., First Lien Tranche B-2 Term Loan	3M US L + 3.25%, 0.75% Floor	09/13/2023	41,731
243,072	American Renal Holdings, Inc., First Lien B Term Loan	1M US L + 5.00%	06/21/2024	237,224
238,342	American Rock Salt Company LLC, First Lien Initial Term Loan	1M US L + 3.75%, 1.00% Floor	03/21/2025	238,641
148,125	Amynta Agency Borrower, Inc., First Lien B Term Loan	1M US L + 4.50%	02/28/2025	144,299

See Notes to Financial Statements.

Annual Report | September 30, 2019	75

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$147,000	Applied Systems, Inc., First Lien Closing Date Term Loan	3M US L + 3.00%, 1.00% Floor	09/19/2024	$146,959
144,245	Asurion LLC, First Lien Amendment No. 14 Replacement B-4 Term Loan	1M US L + 3.00%	08/04/2022	144,966
248,125	Atlantic Aviation FBO, Inc., First Lien B Term Loan	1M US L + 3.75%	12/06/2025	250,296
96,446	Avantor Funding, Inc., First Lien Initial B-2 Euro Term Loan	1M EUR L + 3.25%	11/21/2024	106,445
167,538	Aveanna Healthcare LLC, First Lien Initial Term Loan	1M US L + 4.25%, 1.00% Floor	03/18/2024	165,261
147,000	Badger Finance LLC, First Lien 2018 Refinancing Term Loan	1M US L + 3.50%, 1.00% Floor	09/30/2024	126,420
181,170	BCP Renaissance Parent LLC, First Lien Initial Term Loan	3M US L + 3.50%, 1.00% Floor	10/31/2024	173,471
197,000	Beacon Roofing Supply, Inc., First Lien Initial Term Loan	1M US L + 2.25%	01/02/2025	196,795
147,375	Belron Finance US LLC, First Lien Initial B Term Loan	3M US L + 2.25%	11/07/2024	148,020
98,000	Big River Steel LLC, First Lien Closing Date Term Loan	3M US L + 5.00%, 1.00% Floor	08/23/2023	97,510
245,634	Boing US Holdco, Inc., First Lien B Term Loan	1M US L + 3.25%, 1.00% Floor	10/03/2024	241,132
83,684	Boyd Gaming Corp., First Lien Refinancing B Term Loan	1W US L + 2.25%	09/15/2023	84,050
247,500	Bracket Intermediate Holding Corp., First Lien Initial Term Loan	3M US L + 4.25%	09/05/2025	247,036
248,126	Brookfield WEC Holdings, Inc., First Lien Initial Term Loan	1M US L + 3.50%, 0.75% Floor	08/01/2025	249,228
245,625	Caesars Resort Collection LLC, First Lien B Term Loan	1M US L + 2.75%	12/23/2024	244,290
43,483	Camelot U.S. Acquisition 1 Co., First Lien New Term Loan	1M US L + 3.25%, 1.00% Floor	10/03/2023	43,805
119,807	Canyon Valor Companies, Inc., First Lien Initial Dollar Term Loan	3M US L + 2.75%	06/16/2023	119,807
127,400	Canyon Valor Companies, Inc., First Lien Initial Euro Term Loan	3M EUR L + 3.00%	06/16/2023	139,034
219,616	Cengage Learning, Inc., First Lien 2016 Refinancing Term Loan	1M US L + 4.25%, 1.00% Floor	06/07/2023	208,575
248,125	CentralSquare Technologies LLC, First Lien Initial Term Loan	1M US L + 3.75%	08/29/2025	233,238
294,750	CenturyLink, Inc., First Lien Initial B Term Loan	1M US L + 2.75%	01/31/2025	293,195
105,243	CEOC LLC, First Lien B Term Loan	1M US L + 2.00%	10/07/2024	105,308
245,625	Charter Communications Operating LLC, First Lien B Term Loan	1M US L + 2.00%	04/30/2025	247,391
98,489	Charter NEX US, Inc., First Lien Initial Term Loan	1M US L + 3.00%, 1.00% Floor	05/16/2024	97,689

See Notes to Financial Statements.

76	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$149,248	CHG Healthcare Services, Inc., First Lien 2017 New Term Loan	1M US L + 3.00%, 1.00% Floor	06/07/2023	$149,389
148,125	Cogeco Communications II LP, First Lien B Term Loan	1M US L + 2.25%	01/03/2025	148,403
246,875	Covia Holdings Corp., First Lien Initial Term Loan	3M US L + 4.00%, 1.00% Floor	06/01/2025	202,634
173,430	Cypress Intermediate Holdings III, Inc., First Lien Initial Term Loan	1M US L + 2.75%, 1.00% Floor	04/29/2024	172,934
11,635	David's Bridal, Inc., First Lien Priority Term Loan(a)	L + 7.50%, 1.00% Floor	07/18/2023	9,308
44,211	David's Bridal, Inc. Takeback Tl(a)	L + 8.00%	01/17/2024	11,053
147,751	EG Group, Ltd., First Lien Additional Facility Term Loan	3M US L + 4.00%	02/07/2025	146,329
97,253	ExamWorks Group, Inc., First Lien B-1 Term Loan	1M US L + 3.25%, 1.00% Floor	07/27/2023	97,760
97,727	Explorer Holdings, Inc., First Lien Initial Term Loan	3M US L + 3.75%, 1.00% Floor	05/02/2023	97,681
246,875	Flynn Restaurant Group LP, First Lien Initial Term Loan	1M US L + 3.50%	06/27/2025	238,029
125,000	Flynn Restaurant Group LP, Second Lien Initial Term Loan	1M US L + 7.00%	06/29/2026	120,521
247,500	Franklin Square Holdings LP, First Lien Initial Term Loan	1M US L + 2.50%	08/01/2025	248,738
137,335	Gentiva Health Services, Inc., First Lien Closing Date Initial Term Loan	1M US L + 3.75%	07/02/2025	138,279
216,562	Globallogic Holdings, Inc., First Lien Initial Term Loan	1M US L + 3.25%	08/01/2025	217,645
206,454	Golden Nugget, Inc., First Lien Initial B Term Loan	1M US L + 2.75%, 0.75% Floor	10/04/2023	206,519
129,861	Graftech International, Ltd., First Lien Initial Term Loan	1M US L + 3.50%, 1.00% Floor	02/12/2025	126,668
161,756	Greeneden U.S. Holdings I LLC, First Lien Tranche B-3 Dollar Term Loan	1M US L + 3.25%	12/01/2023	161,081
98,250	Greenrock Finance, Inc., First Lien Initial USD B Term Loan	3M US L + 3.50%, 1.00% Floor	06/28/2024	98,419
148,125	Hub International, Ltd., First Lien Initial Term Loan	3M US L + 3.00%	04/25/2025	146,652
8,250	Innoviva, INC., First Lien Initial Term Loan	3M US L + 4.50%, 1.00% Floor	08/18/2022	8,126
657,524	Jaguar Holding Company I LLC, First Lien 2018 Term Loan	1M US L + 2.50%, 1.00% Floor	08/18/2022	658,793
99,500	JBS USA Lux S.A., First Lien New Term Loan	1M US L + 2.50%	05/01/2026	100,081
77,800	Learfield Communications LLC, First Lien Initial Term Loan	1M US L + 3.25%, 1.00% Floor	12/01/2023	78,170
230,146	Life Time Fitness, Inc., First Lien 2017 Refinancing Term Loan	3M US L + 2.75%, 1.00% Floor	06/10/2022	230,499

See Notes to Financial Statements.

Annual Report | September 30, 2019	77

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$291,471	McAfee LLC, First Lien B USD Term Loan	1M US L + 3.75%	09/30/2024	$292,481
496,250	Natgasoline LLC, First Lien Initial Term Loan	3M US L + 3.50%	11/14/2025	496,870
246,263	NVA Holdings, Inc., First Lien B-3 Term Loan	1M US L + 2.75%, 1.00% Floor	02/02/2025	246,288
97,500	Onvoy LLC, First Lien Initial Term Loan	1M US L + 4.50%, 1.00% Floor	02/10/2024	81,778
144,000	OpenLink International Holdings, Inc., First Lien Replacement Euro Term Loan	1M EUR L + 3.75%, 1.00% Floor	03/21/2025	156,887
147,977	PetVet Care Centers LLC, First Lien Initial Term Loan(f)	1M US L + 2.75%	02/14/2025	143,723
97,753	Playa Resorts Holding B.V., First Lien Initial Term Loan	1M US L + 2.75%, 1.00% Floor	04/29/2024	95,309
235,898	Recess Holdings, Inc., First Lien Initial Term Loan	1M US L + 3.75%, 1.00% Floor	09/30/2024	232,877
99,250	Refinitiv US Holdings, Inc., First Lien Initial Euro Term Loan	6M EUR L + 4.00%	10/01/2025	109,628
194,650	Ring Container Technologies Group LLC, First Lien Initial Term Loan	1M US L + 2.75%	10/31/2024	193,372
92,773	RPI Finance Trust, First Lien Initial B -6 Term Loan	1M US L + 2.00%	03/27/2023	93,367
147,750	Scientific Games International, Inc., First Lien Initial B-5 Term Loan	2M US L + 2.75%	08/14/2024	146,716
248,125	Sedgwick Claims Management Services, Inc., First Lien Initial Term Loan	1M US L + 3.25%	12/31/2025	244,383
241,006	St. George's University Scholastic Services LLC, First Lien Term Loan	1M US L + 3.50%	07/17/2025	241,760
147,375	Strategic Materials Holding Corp., First Lien Initial Term Loan	1M US L + 3.75%, 1.00% Floor	11/01/2024	130,427
87,994	Trans Union LLC, First Lien 2017 Replacement B-3 Term Loan	1M US L + 2.00%	04/10/2023	88,404
440,106	Transdigm, Inc., First Lien 2018 New Tranche E Term Loan	1M US L + 2.50%	05/30/2025	438,930
248,750	Tunnel Hill Partners LP, First Lien Initial Term Loan	1M US L + 3.50%	02/06/2026	247,974
292,714	Uniti Group, Inc., First Lien Shortfall Term Loan	1M US L + 5.00%, 1.00% Floor	10/24/2022	286,082
146,863	Utex Industries, Inc., First Lien Initial Term Loan	1M US L + 4.00%, 1.00% Floor	05/21/2021	125,567
35,761	Vestcom Parent Holdings, Inc., First Lien L/C Collaterilized Term Loan	1M US L + 4.00%, 1.00% Floor	12/19/2023	33,705
227,681	Windstream Services LLC, First Lien 2016 Tranche B-6 Term Loan(g)	1M US L + 4.00%, 0.75% Floor	03/29/2021	231,974

See Notes to Financial Statements.

78	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$132,684	YI LLC, First Lien Initial Term Loan	3M US L + 4.00%, 1.00% Floor	11/07/2024	$132,353
				13,956,140

TOTAL BANK LOANS
(Cost $20,194,311)				19,594,612

HIGH YIELD DEBT- 31.66%
Australia - 0.27%
40,000	Mineral Resources, Ltd.(h)	8.13%	05/01/2027	41,272
100,000	Nufarm Australia, Ltd. / Nufarm Americas, Inc.(h)	5.75%	04/30/2026	99,250
				140,522
Canada - 0.97%
5,000	Baytex Energy Corp.(h)	5.63%	06/01/2024	4,625
65,000	Cascades, Inc.(h)	5.50%	07/15/2022	66,137
36,000	Cascades, Inc.(h)	5.75%	07/15/2023	36,630
60,000	Eldorado Gold Corp.(h)	9.50%	06/01/2024	65,100
25,000	First Quantum Minerals, Ltd.(h)	7.25%	05/15/2022	24,886
20,000	First Quantum Minerals, Ltd.(h)	7.25%	04/01/2023	19,800
25,000	GFL Environmental, Inc.(h)	5.63%	05/01/2022	25,687
15,000	GFL Environmental, Inc.(h)	5.38%	03/01/2023	15,260
80,000	goeasy, Ltd.(h)	7.88%	11/01/2022	83,400
40,000	Mercer International, Inc.	5.50%	01/15/2026	38,650
4,722	Precision Drilling Corp.	6.50%	12/15/2021	4,651
35,000	Precision Drilling Corp.	7.75%	12/15/2023	34,176
15,000	Precision Drilling Corp.(h)	7.13%	01/15/2026	13,950
65,000	Vermilion Energy, Inc.(h)	5.63%	03/15/2025	62,400
				495,352
Cayman Islands - 0.22%
110,000	Global Aircraft Leasing Co., Ltd.(h)(i)	6.50% (7.25%)	09/15/2024	111,650

Denmark - 0.23%
100,000	DKT Finance ApS(j)	7.00%	06/17/2023	116,905

Finland - 0.08%
40,000	Nokia Oyj	4.38%	06/12/2027	41,900

France - 0.59%
60,000	Altice France SA(j)	5.63%	05/15/2024	67,421
100,000	Altice France SA(j)	5.88%	02/01/2027	120,872
100,000	Constantin Investissement 3 SASU(j)	5.38%	04/15/2025	112,747
				301,040

See Notes to Financial Statements.

Annual Report | September 30, 2019	79

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
Germany - 0.92%
$120,000	Nidda Healthcare Holding GmbH(j)	3.50%	09/30/2024	$136,115
100,000	Techem Verwaltungsgesellschaft 674 mbH(j)	6.00%	07/30/2026	118,253
100,000	Tele Columbus AG(j)	3.88%	05/02/2025	104,587
100,000	WEPA Hygieneprodukte GmbH(j)	3.75%	05/15/2024	111,250
				470,205
Great Britain - 0.51%
100,000	Arqiva Broadcast Finance PLC	6.75%	09/30/2023	131,634
100,000	Nomad Foods Bondco PLC(j)	3.25%	05/15/2024	112,645
20,000	Tronox Finance PLC(h)	5.75%	10/01/2025	19,015
				263,294
Ireland - 0.66%
200,000	Ardagh Packaging Finance PLC /Ardagh Holdings USA, Inc.(h)	5.25%	08/15/2027	203,000
10,000	Avolon Holdings Funding, Ltd.(h)	5.50%	01/15/2023	10,695
100,000	Virgin Media Receivables Financing Notes I DAC(j)	5.50%	09/15/2024	126,121
				339,816
Italy - 1.33%
100,000	Bormioli Pharma Bidco SpA(e)(j)	3M EUR L + 3.50%	11/15/2024	95,229
100,000	Guala Closures SpA(e)(h)	3M EUR L + 3.50%	04/15/2024	110,667
100,000	LKQ Italia Bondco SpA(j)	3.88%	04/01/2024	123,492
120,000	Nexi Capital SpA(h)	4.13%	11/01/2023	134,508
200,000	Telecom Italia SpA(h)	5.30%	05/30/2024	216,440
				680,336
Jersey - 0.47%
100,000	CPUK Finance, Ltd.(j)	4.25%	08/28/2022	125,288
100,000	LHC3 PLC(h)(i)	4.13% (9.00%)	08/15/2024	113,799
				239,087
Luxembourg - 1.16%
105,000	Altice Luxembourg SA(j)	6.25%	02/15/2025	119,815
35,000	Connect Finco SARL / Connect US Finco LLC(h)	6.75%	10/01/2026	35,700
85,000	Dana Financing Luxembourg Sarl(h)	5.75%	04/15/2025	87,197
100,000	Samsonite Finco Sarl(j)	3.50%	05/15/2026	110,758
100,000	SES SA	5.63%	12/31/2069	123,270
100,000	Telenet Finance Luxembourg Notes Sarl(j)	3.50%	03/01/2028	117,808
				594,548
Netherlands - 1.13%
10,000	Alcoa Nederland Holding BV(h)	6.13%	05/15/2028	10,674
100,000	Intertrust Group BV(j)	3.38%	11/15/2025	115,003
100,000	InterXion Holding NV(h)	4.75%	06/15/2025	118,396
100,000	Sigma Holdco BV(j)	5.75%	05/15/2026	108,227

See Notes to Financial Statements.

80	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$100,000	Trivium Packaging Finance BV(h)	3.75%	08/15/2026	$115,603
100,000	Ziggo Bond Co. BV(j)	4.63%	01/15/2025	112,429
				580,332
Spain - 0.22%
100,000	Grifols SA(j)	3.20%	05/01/2025	112,276

Sweden - 0.22%
100,000	Verisure Midholding AB(j)	5.75%	12/01/2023	112,688

Switzerland - 0.20%
90,000	UPCB Finance IV, Ltd.(j)	4.00%	01/15/2027	103,930

United States - 22.48%
65,000	Acadia Healthcare Co., Inc.	5.13%	07/01/2022	65,731
10,000	Acadia Healthcare Co., Inc.	5.63%	02/15/2023	10,238
55,000	Acadia Healthcare Co., Inc.	6.50%	03/01/2024	57,475
50,000	ACCO Brands Corp.(h)	5.25%	12/15/2024	51,875
35,000	Acrisure LLC / Acrisure Finance, Inc.(h)	10.13%	08/01/2026	36,662
20,000	Adient US LLC(h)	7.00%	05/15/2026	20,950
80,000	AES Corp.	6.00%	05/15/2026	85,200
40,000	Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC	5.75%	03/15/2025	41,400
60,000	Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC(h)	7.50%	03/15/2026	67,050
35,000	Albertsons Cos. Inc / Safeway, Inc. / New Albertsons LP / Albertsons LLC(h)	5.88%	02/15/2028	37,133
45,000	Allied Universal Holdco LLC / Allied Universal Finance Corp.(h)	6.63%	07/15/2026	47,644
85,000	AmeriGas Partners LP / AmeriGas Finance Corp.	5.63%	05/20/2024	91,428
20,000	Aramark Services, Inc.	5.13%	01/15/2024	20,700
15,000	Aramark Services, Inc.(h)	5.00%	02/01/2028	15,600
40,000	Archrock Partners LP / Archrock Partners Finance Corp.(h)	6.88%	04/01/2027	42,648
45,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp.(h)	7.00%	11/01/2026	37,800
41,000	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	5.50%	04/01/2023	41,769
100,000	Axalta Coating Systems LLC(j)	4.25%	08/15/2024	112,649
35,000	B&G Foods, Inc.	5.25%	04/01/2025	35,875
5,000	Bausch Health Americas, Inc.(h)	8.50%	01/31/2027	5,624
227,000	Bausch Health Cos., Inc.(h)	6.13%	04/15/2025	236,080
55,000	Bausch Health Cos., Inc.(h)	7.00%	01/15/2028	59,378

See Notes to Financial Statements.

Annual Report | September 30, 2019	81

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$35,000	BBA US Holdings, Inc.(h)	5.38%	05/01/2026	$36,837
30,000	Berry Petroleum Co. LLC(h)	7.00%	02/15/2026	28,875
20,000	BMC East LLC(h)	5.50%	10/01/2024	20,857
95,000	Boyd Gaming Corp.	6.38%	04/01/2026	101,056
10,000	Boyd Gaming Corp.	6.00%	08/15/2026	10,587
55,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL(h)	5.75%	05/15/2026	57,681
25,000	Builders FirstSource, Inc.(h)	6.75%	06/01/2027	27,062
30,000	Cablevision Systems Corp.	8.00%	04/15/2020	30,937
10,000	Callon Petroleum Co.	6.13%	10/01/2024	9,900
60,000	Callon Petroleum Co.	6.38%	07/01/2026	58,851
90,000	Cardtronics, Inc. / Cardtronics USA, Inc.(h)	5.50%	05/01/2025	91,800
55,000	Carriage Services, Inc.(h)	6.63%	06/01/2026	56,622
100,000	Catalent Pharma Solutions, Inc.(j)	4.75%	12/15/2024	112,533
30,000	CCO Holdings LLC / CCO Holdings Capital Corp.(h)	5.88%	04/01/2024	31,379
30,000	CCO Holdings LLC / CCO Holdings Capital Corp.(h)	5.50%	05/01/2026	31,497
45,000	CCO Holdings LLC / CCO Holdings Capital Corp.(h)	5.00%	02/01/2028	46,631
15,000	CCO Holdings LLC / CCO Holdings Capital Corp.(h)	5.38%	06/01/2029	16,012
110,000	CCO Holdings LLC / CCO Holdings Capital Corp.(h)	4.75%	03/01/2030	111,788
20,000	Cedar Fair LP(h)	5.25%	07/15/2029	21,475
25,000	Centene Corp.	6.13%	02/15/2024	26,099
50,000	Central Garden & Pet Co.	5.13%	02/01/2028	51,250
45,000	CenturyLink, Inc.	7.50%	04/01/2024	50,438
75,000	CenturyLink, Inc.	5.63%	04/01/2025	78,000
45,000	Chaparral Energy, Inc.(h)	8.75%	07/15/2023	18,225
60,000	Cheniere Corpus Christi Holdings LLC	7.00%	06/30/2024	69,075
35,000	Cheniere Corpus Christi Holdings LLC	5.13%	06/30/2027	38,412
30,000	Cheniere Energy Partners LP	5.25%	10/01/2025	31,320
35,000	Cheniere Energy Partners LP(h)	4.50%	10/01/2029	35,941
60,000	Chesapeake Energy Corp.	7.00%	10/01/2024	43,275
15,000	Chesapeake Energy Corp.	8.00%	01/15/2025	10,912
35,000	Churchill Downs, Inc.(h)	5.50%	04/01/2027	37,100
20,000	Citgo Holding, Inc.(h)	9.25%	08/01/2024	21,300
130,000	CITGO Petroleum Corp.(h)	6.25%	08/15/2022	131,950
15,000	Clean Harbors, Inc.(h)	5.13%	07/15/2029	15,937
95,000	Clearway Energy Operating LLC	5.38%	08/15/2024	97,731
15,000	Clearway Energy Operating LLC	5.00%	09/15/2026	15,413
5,000	CommScope Technologies LLC(h)	6.00%	06/15/2025	4,537

See Notes to Financial Statements.

82	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$30,000	CommScope Technologies LLC(h)	5.00%	03/15/2027	$24,900
70,000	CommScope, Inc.(h)	5.50%	03/01/2024	72,362
75,000	CommScope, Inc.(h)	5.50%	06/15/2024	70,851
50,000	Comstock Resources, Inc.	9.75%	08/15/2026	42,000
100,000	Cott Corp.(j)	5.50%	07/01/2024	113,778
100,000	Covanta Holding Corp.	6.00%	01/01/2027	105,750
65,000	CrownRock LP / CrownRock Finance, Inc.(h)	5.63%	10/15/2025	65,649
100,000	DaVita, Inc.	5.13%	07/15/2024	101,875
50,000	Diamond Sports Group LLC / Diamond Sports Finance Co.(h)	5.38%	08/15/2026	52,000
60,000	Diamond Sports Group LLC / Diamond Sports Finance Co.(h)	6.63%	08/15/2027	62,313
35,000	DISH DBS Corp.	7.75%	07/01/2026	35,752
38,371	Ditech Holding Corp.(a)(g)(i)(k)	9.00% (1.80%)	12/31/2024	–
105,000	Eldorado Resorts, Inc.	6.00%	04/01/2025	111,037
23,000	Encompass Health Corp.	5.75%	11/01/2024	23,327
75,000	Encompass Health Corp.	4.50%	02/01/2028	76,012
100,000	Energizer Gamma Acquisition BV(j)	4.63%	07/15/2026	115,562
100,000	Equinix, Inc.	2.88%	02/01/2026	113,738
125,000	ESH Hospitality, Inc.(h)	5.25%	05/01/2025	129,531
50,000	Extraction Oil & Gas, Inc.(h)	7.38%	05/15/2024	33,000
45,000	FirstCash, Inc.(h)	5.38%	06/01/2024	46,575
25,000	Forum Energy Technologies, Inc.	6.25%	10/01/2021	20,875
70,000	Frontier Communications Corp.(h)	8.50%	04/01/2026	70,168
35,000	Frontier Communications Corp.(h)	8.00%	04/01/2027	37,002
35,000	Go Daddy Operating Co. LLC / GD Finance Co, Inc.(h)	5.25%	12/01/2027	36,925
110,000	Golden Nugget, Inc.(h)	6.75%	10/15/2024	113,025
45,000	Greystar Real Estate Partners LLC(h)	5.75%	12/01/2025	46,406
70,000	Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd.(h)	7.38%	12/15/2023	67,200
70,000	Gulfport Energy Corp.	6.63%	05/01/2023	54,950
60,000	H&E Equipment Services, Inc.	5.63%	09/01/2025	61,989
45,000	HAT Holdings I LLC / HAT Holdings II LLC(h)	5.25%	07/15/2024	47,419
115,000	HCA, Inc.	5.38%	02/01/2025	125,925
35,000	HCA, Inc.	5.88%	02/15/2026	39,217
40,000	HCA, Inc.	5.38%	09/01/2026	44,048
70,000	Herc Holdings, Inc.(h)	5.50%	07/15/2027	72,975
60,000	HUB International, Ltd.(h)	7.00%	05/01/2026	61,875
100,000	Hunt Cos., Inc.(h)	6.25%	02/15/2026	98,250
40,000	IAA, Inc.(h)	5.50%	06/15/2027	42,300
110,000	iHeartCommunications, Inc.(h)	5.25%	08/15/2027	114,675
45,000	Ingles Markets, Inc.	5.75%	06/15/2023	46,069

See Notes to Financial Statements.

Annual Report | September 30, 2019	83

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$50,000	Intelsat Jackson Holdings SA(h)	8.00%	02/15/2024	$52,062
100,000	IQVIA, Inc.(j)	2.88%	09/15/2025	112,251
105,000	Iron Mountain, Inc.(h)	4.88%	09/15/2029	106,869
30,000	Itron, Inc.(h)	5.00%	01/15/2026	30,984
105,000	Jaguar Holding Co. II / Pharmaceutical Product Development LLC(h)	6.38%	08/01/2023	108,806
35,000	JBS USA LUX SA / JBS USA Finance, Inc.(h)	6.50%	04/15/2029	38,938
55,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.(h)	5.50%	01/15/2030	58,436
90,000	KAR Auction Services, Inc.(h)	5.13%	06/01/2025	93,600
135,000	Kennedy-Wilson, Inc.	5.88%	04/01/2024	139,177
75,000	Lamar Media Corp.	5.75%	02/01/2026	79,575
25,000	Laredo Petroleum, Inc.	5.63%	01/15/2022	23,625
30,000	Laredo Petroleum, Inc.	6.25%	03/15/2023	26,475
30,000	Level 3 Financing, Inc.	5.13%	05/01/2023	30,423
55,000	Level 3 Financing, Inc.	5.38%	01/15/2024	56,229
50,000	Level 3 Financing, Inc.(h)	4.63%	09/15/2027	50,578
60,000	Matador Resources Co.	5.88%	09/15/2026	60,414
140,000	Mauser Packaging Solutions Holding Co.(h)	5.50%	04/15/2024	144,872
25,000	MEDNAX, Inc.(h)	5.25%	12/01/2023	25,475
60,000	MEDNAX, Inc.(h)	6.25%	01/15/2027	59,696
50,000	Mercer International, Inc.	7.38%	01/15/2025	52,205
45,000	Mercer International, Inc.(h)	7.38%	01/15/2025	46,985
95,000	MGM Resorts International	5.50%	04/15/2027	104,343
105,000	MPH Acquisition Holdings LLC(h)	7.13%	06/01/2024	97,256
30,000	MPT Operating Partnership LP / MPT Finance Corp.	5.50%	05/01/2024	30,825
45,000	Nabors Industries, Inc.	5.50%	01/15/2023	37,238
25,000	Nationstar Mortgage Holdings, Inc.(h)	8.13%	07/15/2023	26,125
70,000	NCR Corp.	6.38%	12/15/2023	72,100
35,000	NCR Corp.(h)	5.75%	09/01/2027	36,356
40,000	NCR Corp.(h)	6.13%	09/01/2029	42,312
40,000	New Enterprise Stone & Lime Co., Inc.(h)	6.25%	03/15/2026	41,000
35,000	Nexstar Escrow, Inc.(h)	5.63%	07/15/2027	36,750
85,000	Novelis Corp.(h)	6.25%	08/15/2024	89,038
40,000	Novelis Corp.(h)	5.88%	09/30/2026	42,050
19,000	Oasis Petroleum, Inc.	6.88%	03/15/2022	17,813
30,000	Oasis Petroleum, Inc.	6.88%	01/15/2023	27,600
20,000	Oasis Petroleum, Inc.(h)	6.25%	05/01/2026	16,300
65,000	Olin Corp.	5.00%	02/01/2030	65,348
40,000	Outfront Media Capital LLC / Outfront Media Capital Corp.	5.63%	02/15/2024	41,300

See Notes to Financial Statements.

84	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$20,000	Outfront Media Capital LLC / Outfront Media Capital Corp.(h)	5.00%	08/15/2027	$21,050
15,000	PDC Energy, Inc.	6.13%	09/15/2024	15,000
55,000	PDC Energy, Inc.	5.75%	05/15/2026	54,318
40,000	Performance Food Group, Inc.(h)	5.50%	06/01/2024	41,000
45,000	Performance Food Group, Inc.(h)	5.50%	10/15/2027	47,475
55,000	Pilgrim's Pride Corp.(h)	5.75%	03/15/2025	57,063
125,000	Plantronics, Inc.(h)	5.50%	05/31/2023	125,625
60,000	Platform Specialty Products Corp.(h)	5.88%	12/01/2025	63,096
60,000	Post Holdings, Inc.(h)	5.50%	03/01/2025	63,075
10,000	Post Holdings, Inc.(h)	5.00%	08/15/2026	10,409
70,000	Prestige Brands, Inc.(h)	6.38%	03/01/2024	73,150
16,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(h)	9.25%	05/15/2023	16,851
70,000	Prime Security Services Borrower LLC / Prime Finance, Inc.(h)	5.75%	04/15/2026	73,066
35,000	PTC, Inc.	6.00%	05/15/2024	36,750
35,000	Quicken Loans, Inc.(h)	5.75%	05/01/2025	36,269
100,000	Refinitiv US Holdings, Inc.(h)	4.50%	05/15/2026	117,677
58,146	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu	5.75%	10/15/2020	58,341
70,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu(h)	7.00%	07/15/2024	72,669
25,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC(h)	5.13%	07/15/2023	25,656
55,000	Ryman Hospitality Properties, Inc.(h)	4.75%	10/15/2027	56,721
120,000	Scientific Games International, Inc.(j)	3.38%	02/15/2026	134,134
100,000	Silgan Holdings, Inc.	3.25%	03/15/2025	111,988
90,000	Sirius XM Radio, Inc.(h)	4.63%	07/15/2024	93,540
35,000	Sirius XM Radio, Inc.(h)	5.38%	04/15/2025	36,400
5,000	Sirius XM Radio, Inc.(h)	5.50%	07/01/2029	5,350
15,000	SM Energy Co.	6.13%	11/15/2022	14,450
20,000	SM Energy Co.	5.00%	01/15/2024	18,050
30,000	SM Energy Co.	5.63%	06/01/2025	25,869
10,000	Southwestern Energy Co.	4.95%	01/23/2025	8,900
20,000	Southwestern Energy Co.	7.75%	10/01/2027	17,538
75,000	Sprint Communications, Inc.	11.50%	11/15/2021	87,469
100,000	Sprint Communications, Inc.	6.00%	11/15/2022	106,500
85,000	Sprint Corp.	7.88%	09/15/2023	93,582
50,000	Sprint Corp.	7.13%	06/15/2024	54,015
70,000	SS&C Technologies, Inc.(h)	5.50%	09/30/2027	73,283
45,000	Standard Industries, Inc.(h)	5.50%	02/15/2023	46,013
40,000	Stevens Holding Co., Inc.(h)	6.13%	10/01/2026	42,750

See Notes to Financial Statements.

Annual Report | September 30, 2019	85

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$30,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.50%	06/01/2024	$30,750
65,000	Suburban Propane Partners LP/Suburban Energy Finance Corp.	5.75%	03/01/2025	66,570
65,000	Summit Materials LLC / Summit Materials Finance Corp.	6.13%	07/15/2023	66,463
30,000	Summit Materials LLC / Summit Materials Finance Corp.(h)	5.13%	06/01/2025	30,825
60,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.(h)	7.50%	06/15/2025	53,625
5,000	Talen Energy Supply LLC(h)	7.25%	05/15/2027	5,106
25,000	Talen Energy Supply LLC(h)	6.63%	01/15/2028	24,688
35,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.88%	04/15/2026	37,100
30,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.38%	02/01/2027	31,163
70,000	Tenet Healthcare Corp.	6.75%	06/15/2023	73,775
120,000	Tenet Healthcare Corp.	5.13%	05/01/2025	121,956
25,000	Tenet Healthcare Corp.(h)	6.25%	02/01/2027	26,029
15,000	Tenet Healthcare Corp.(h)	5.13%	11/01/2027	15,519
35,000	Tennant Co.	5.63%	05/01/2025	36,575
50,000	Tenneco, Inc.	5.38%	12/15/2024	43,750
35,000	T-Mobile USA, Inc.	6.00%	04/15/2024	36,400
55,000	Tms International Holding Corp.(h)	7.25%	08/15/2025	47,300
25,000	TPC Group, Inc.(h)	10.50%	08/01/2024	26,188
20,000	TransDigm, Inc.	6.50%	07/15/2024	20,700
35,000	TransDigm, Inc.	6.50%	05/15/2025	36,444
70,000	TransDigm, Inc.(h)	6.25%	03/15/2026	75,337
45,000	TreeHouse Foods, Inc.(h)	6.00%	02/15/2024	46,800
50,000	Tronox, Inc.(h)	6.50%	04/15/2026	47,875
100,000	UGI International LLC(h)	3.25%	11/01/2025	115,519
10,113	Ultra Resources, Inc.(i)	11.00% (11.00%)	07/12/2024	1,466
80,000	United Rentals North America, Inc.	6.50%	12/15/2026	87,460
75,000	US Foods, Inc.(h)	5.88%	06/15/2024	77,531
43,000	USA Compression Partners LP / USA Compression Finance Corp.	6.88%	04/01/2026	44,827
5,000	USA Compression Partners LP / USA Compression Finance Corp.(h)	6.88%	09/01/2027	5,188
70,000	ViaSat, Inc.(h)	5.63%	09/15/2025	70,875
105,000	Watco Cos. LLC / Watco Finance Corp.(h)	6.38%	04/01/2023	107,100
35,000	William Carter Co.(h)	5.63%	03/15/2027	37,581
108,000	WMG Acquisition Corp.(h)	4.13%	11/01/2024	121,953

See Notes to Financial Statements.

86	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

Principal Amount/Description		Rate	Maturity	Value
$90,000	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.(h)	5.13%	10/01/2029	$94,480
				11,518,948

TOTAL HIGH YIELD DEBT
(Cost $16,193,634)				16,222,829

Shares/Description		Value
WARRANTS - 0.01%(b)
394	David's Bridal, Strike Price 219.47, Expires 01/18/2024(a)	–
362	Phi, Inc., Strike Price 0.01, Expires 09/05/2044(a)	3,714
210	Ultra Petroleum Corp, Strike Price 0.01, Expires 07/14/2025	2

TOTAL WARRANTS
(Cost $3,012)		3,716

SHORT-TERM INVESTMENTS - 8.92%
4,573,097	State Street Institutional Trust (7 Day Yield 1.95%)	4,573,097

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,573,097)		4,573,097

TOTAL INVESTMENTS - 98.71%
(Cost $51,266,740)		50,583,702
CASH SEGREGATED AT CUSTODIAN FOR FORWARD FOREIGN CURRENCY CONTRACTS - 0.10%		50,000
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.19%		609,626
NET ASSETS - 100.00%		$51,243,328

Investment Abbreviations:

EURIBOR - Euro Interbank Offered Rate

LIBOR - London Interbank Offered Rate

Libor Rates:

1W US L - 1 Week LIBOR as of September 30, 2019 was 1.91%

1M US L - 1 Month LIBOR as of September 30, 2019 was 2.02%

3M US L - 3 Month LIBOR as of September 30, 2019 was 2.09%

1M EUR L - 1 Month EURIBOR as of September 30, 2019 was -0.46%

3M EUR L - 3 Month EURIBOR as of September 30, 2019 was -0.42%

6M EUR L - 6 Month EURIBOR as of September 30, 2019 was -0.39%

See Notes to Financial Statements.

Annual Report | September 30, 2019	87

RiverNorth/Oaktree High Income Fund	Schedule of Investments

September 30, 2019

(a)	The level 3 assets were a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(b)	Non-income producing security.
(c)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	All or a portion of this position has not settled as of September 30, 2019. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

(g)	Security is currently in default.
(h)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $8,185,287, which represents approximately 15.97% of net assets as of September 30, 2019.

(i)	Pay-in-kind securities - Rate paid in-kind is shown in parenthesis.
(j)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees. As of September 30, 2019, the aggregate fair value of those securities was $3,184,766, representing 6.21% of net assets.

(k)	Security does not have a market value or rate. Security will not be entitled to distributions in respect of principal or interest other than excess interest paid with respect to the mortgage loans.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at September 30, 2019	Fund Delivering	U.S. $ Value at September 30, 2019	Unrealized Appreciation/ (Depreciation)
State Street Boston	10/7/2019	USD	4,257,608	EUR	4,204,782	$52,826
State Street Boston	10/7/2019	USD	4,408,188	EUR	4,353,494	54,694
State Street Boston	10/7/2019	USD	93,497	EUR	92,324	1,173
						$108,693
State Street Boston	10/7/2019	USD	405,866	GBP	408,492	(2,626)
State Street Boston	10/7/2019	USD	672,257	GBP	676,607	(4,350)
						$(6,976)

See Notes to Financial Statements.

88	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statement of Assets and Liabilities	September 30, 2019

ASSETS:
Investment in securities:
At cost	$101,471,994
At value	$106,924,205

Cash	16,152
Dividends receivable	252,038
Receivable for fund shares sold	88,958
Prepaid expenses and other assets	13,205
Total Assets	107,294,558
LIABILITIES:
Facility loan fee payable	3,076
Payable for fund shares redeemed	134,113
Payable to Adviser	86,868
Payable for Fund Accounting and Administration fees	11,727
Accrued 12b-1 fees - Class R Shares	8,304
Payable for Custodian fees	4,310
Payable for Audit fees	24,729
Payable to Transfer Agency	7,534
Payable to Trustees and Officers	1,910
Other accrued expenses	6,467
Total Liabilities	289,038
Net Assets	$107,005,520
NET ASSETS CONSIST OF:
Paid-in capital	$102,281,441
Total distributable earnings	4,724,079
Net Assets	$107,005,520
PRICING OF SHARES:
Class I Shares
Net Assets	$66,662,020
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	8,277,263
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.05
Class R Shares
Net Assets	$40,343,500
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	5,003,746
Net Asset Value Per Share, Offering and Redemption Price Per Share	$8.06

See Notes to Financial Statements.

Annual Report | September 30, 2019	89

RiverNorth/DoubleLine Strategic Income Fund

Statement of Assets and Liabilities	September 30, 2019

ASSETS:
Investment in securities:
At cost	$2,029,294,854
At value	$2,000,883,177

Investment in affiliates:
At cost	29,923,731
At value	30,156,442
Cash	3,695,580
Interest receivable	7,465,858
Receivable for fund shares sold	2,695,791
Dividends receivable	2,321,495
Receivable for fund investments sold	1,248,015
Prepaid expenses and other assets	45,818
Total Assets	2,048,512,176
LIABILITIES:
Facility loan fee payable	58,649
Payable for fund investments purchased	16,022,761
Payable for fund shares redeemed	5,488,928
Payable to Adviser	1,232,760
Payable for Fund Accounting and Administration fees	247,462
Accrued 12b-1 fees - Class R Shares	34,228
Payable for Custodian fees	16,558
Payable for Audit fees	40,729
Payable to Transfer Agency	34,714
Payable to Trustees and Officers	1,910
Other accrued expenses	88,716
Total Liabilities	23,267,415
Net Assets	$2,025,244,761
NET ASSETS CONSIST OF:
Paid-in capital	$2,124,076,818
Total distributable earnings/(accumulated deficit)	(98,832,057)
Net Assets	$2,025,244,761
PRICING OF SHARES:
Class I Shares
Net Assets	$1,858,103,381
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	179,918,510
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.33
Class R Shares
Net Assets	$167,141,380
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	16,155,305
Net Asset Value Per Share, Offering and Redemption Price Per Share	$10.35

See Notes to Financial Statements.

90	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statement of Assets and Liabilities	September 30, 2019

ASSETS:
Investment in securities:
At cost	$51,266,740
At value	$50,583,702

Cash	214,214
Foreign currency, at value (Cost 226,398)	225,967
Interest receivable	316,850
Receivable for fund investments sold	155,137
Unrealized appreciation on forward foreign currency contracts	108,693
Cash segregated at custodian for forward foreign currency contracts	50,000
Dividends receivable	48,520
Receivable for fund shares sold	33,361
Prepaid expenses and other assets	12,270
Total Assets	51,748,714
LIABILITIES:
Facility loan fee payable	1,469
Payable for fund investments purchased	369,548
Unrealized depreciation on forward foreign currency contracts	6,976
Payable to Adviser	32,850
Payable for Fund Accounting and Administration fees	43,903
Accrued 12b-1 fees - Class R Shares	1,220
Payable for Custodian fees	3,569
Payable for Audit fees	30,729
Payable to Transfer Agency	5,546
Payable to Trustees and Officers	1,910
Other accrued expenses	7,666
Total Liabilities	505,386
Net Assets	$51,243,328
NET ASSETS CONSIST OF:
Paid-in capital	$55,759,793
Total distributable earnings/(accumulated deficit)	(4,516,465)
Net Assets	$51,243,328
PRICING OF SHARES:
Class I Shares
Net Assets	$45,306,063
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	4,746,033
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.55
Class R Shares
Net Assets	$5,937,265
Shares of beneficial interest outstanding (unlimited number of shares, no par value)	622,563
Net Asset Value Per Share, Offering and Redemption Price Per Share	$9.54

See Notes to Financial Statements.

Annual Report | September 30, 2019	91

RiverNorth Core Opportunity Fund

Statement of Operations	For the Year Ended September 30, 2019

INVESTMENT INCOME:
Dividend income	$4,940,960
Interest income	111,730
Total Investment Income	5,052,690

EXPENSES:
Investment Adviser fee	1,232,074
12b-1 fees - Class R Shares	131,154
Accounting and administration fee	55,212
Transfer agent expenses	43,238
Registration expenses	38,863
Compliance expenses	33,047
Audit expenses	26,063
Printing expenses	18,278
Facility loan fee	15,584
Trustee expenses	10,914
Custodian expenses	8,630
Legal expenses	6,653
Insurance expenses	4,530
Interest expense	2,920
Miscellaneous expenses	15,570
Total Expenses	1,642,730
Net Investment Income	3,409,960

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	1,887,614
Net realized gain	1,887,614
Long-term capital gain distributions from other investment companies	1,209,202
Net change in unrealized appreciation/depreciation on:
Investments	(2,628,004)
Net change in unrealized appreciation/depreciation	(2,628,004)
Net Realized and Unrealized Gain on Investments	468,812
Net Increase in Net Assets Resulting from Operations	$3,878,772

See Notes to Financial Statements.

92	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statement of Operations	For the Year Ended September 30, 2019

INVESTMENT INCOME:
Dividend income	$45,237,829
Dividend income from affiliated securities	1,460,626
Interest income	65,612,367
Other income	367,707
Foreign taxes withheld	(6,784)
Total Investment Income	112,671,745

EXPENSES:
Investment Adviser fee	13,928,544
Accounting and administration fee	912,222
12b-1 fees - Class R Shares	405,763
Facility loan fee	230,946
Transfer agent expenses	177,885
Compliance expenses	177,305
Trustee expenses	158,849
Printing expenses	156,703
Legal expenses	86,489
Custodian expenses	77,265
Registration expenses	75,796
Insurance expenses	42,446
Audit expenses	42,063
Interest expense	4,631
Miscellaneous expenses	110,765
Total Expenses	16,587,672
Net Investment Income	96,084,073

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(50,206,791)
Net realized loss	(50,206,791)
Long-term capital gain distributions from other investment companies	188,448
Net change in unrealized appreciation/depreciation on:
Investments	95,828,440
Affiliated Investments	628,720
Net change in unrealized appreciation/depreciation	96,457,160
Net Realized and Unrealized Gain on Investments	46,438,817
Net Increase in Net Assets Resulting from Operations	$142,522,890

See Notes to Financial Statements.

Annual Report | September 30, 2019	93

RiverNorth/Oaktree High Income Fund

Statement of Operations	For the Year Ended September 30, 2019

INVESTMENT INCOME:
Dividend income	$801,461
Interest income	2,023,039
Other income	41,661
Foreign taxes withheld	(3,776)
Total Investment Income	2,862,385

EXPENSES:
Investment Adviser fee	529,260
Accounting and administration fee	111,876
Registration expenses	37,342
Transfer agent expenses	32,720
Audit expenses	32,063
Compliance expenses	28,063
Custodian expenses	15,881
12b-1 fees - Class R Shares	15,410
Legal expenses	13,528
Printing expenses	9,433
Facility loan fee	6,533
Trustee expenses	4,598
Interest expense	2,866
Insurance expenses	1,206
Miscellaneous expenses	10,653
Total expenses	851,432
Less fees waived/reimbursed by Investment Adviser:	(118,856)
Class I Shares	(104,992)
Class R Shares	(13,864)
Net Expenses	732,576
Net Investment Income	2,129,809

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	(624,890)
Forward Foreign Currency Contracts	850,342
Translation of assets and liabilities denominated in foreign currencies	(14,724)
Net realized gain	210,728
Long-term capital gain distributions from other investment companies	2,473
Net change in unrealized appreciation/depreciation on:
Investments	(104,967)
Forward Foreign Currency Contracts	67,527
Translation of assets and liabilities denominated in foreign currencies	14,403
Net change in unrealized appreciation/depreciation	(23,037)
Net Realized and Unrealized Gain on Investments, translation of assets and liabilities denominated in foreign currencies and forward foreign currency contracts	190,164
Net Increase in Net Assets Resulting from Operations	$2,319,973

See Notes to Financial Statements.

94	(888) 848-7569 | www.rivernorth.com

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,409,960	$5,214,167
Net realized gain	1,887,614	29,617,643
Long-term capital gain distributions from other investment companies	1,209,202	4,619,375
Net change in unrealized appreciation/depreciation	(2,628,004)	(24,533,245)
Net increase in net assets resulting from operations	3,878,772	14,917,940

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	(17,381,143)	(17,414,020)
Class R shares	(15,707,897)	(31,988,487)
Net decrease in net assets from distributions to shareholders	(33,089,040)	(49,402,507)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	42,934,744	37,578,872
Reinvestment of distributions	11,770,344	10,189,389
Cost of shares redeemed	(39,179,988)	(80,063,488)
Redemption fees(a)	1,733	13,320
Net increase/(decrease) in net assets from capital share transactions	15,526,833	(32,281,907)

Class R Shares
Proceeds from shares sold	9,464,344	11,398,807
Reinvestment of distributions	15,268,961	31,627,486
Cost of shares redeemed	(36,835,297)	(166,833,549)
Redemption fees(a)	184	480
Net decrease in net assets from capital share transactions	(12,101,808)	(123,806,776)

Net Decrease in Net Assets	(25,785,243)	(190,573,250)

NET ASSETS:
Beginning of period	$132,790,763	$323,364,013
End of period	107,005,520	132,790,763

See Notes to Financial Statements.

Annual Report | September 30, 2019	95

RiverNorth Core Opportunity Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	5,361,367	3,214,606
Shares issued in reinvestment of distributions	1,595,372	944,429
Shares redeemed	(4,705,712)	(6,996,741)
Net increase/(decrease) from share transactions	2,251,027	(2,837,706)

Class R Shares
Shares sold	1,202,806	1,008,872
Shares issued in reinvestment of distributions	2,084,044	2,929,289
Shares redeemed	(4,453,626)	(15,045,765)
Net decrease from share transactions	(1,166,776)	(11,107,604)

(a)	The Fund imposed a 2.00% redemption fee on shares redeemed within 90 days of purchase. The redemption fee was eliminated on March 4, 2019.

See Notes to Financial Statements.

96	(888) 848-7569 | www.rivernorth.com

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$96,084,073	$92,634,178
Net realized loss	(50,206,791)	(1,825,140)
Long-term capital gain distributions from other investment companies	188,448	73,380
Net change in unrealized appreciation/depreciation	96,457,160	(86,569,399)
Net increase in net assets resulting from operations	142,522,890	4,313,019

DISTRIBUTIONS TO SHAREHOLDERS:
Class I shares	(92,689,814)	(97,793,631)
Class R shares	(8,384,063)	(9,571,898)
From tax return of capital
Class I shares	–	(1,730,567)
Class R shares	–	(169,385)
Net decrease in net assets from distributions to shareholders	(101,073,877)	(109,265,481)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	860,449,587	445,909,981
Reinvestment of distributions	73,340,573	76,135,927
Cost of shares redeemed	(828,839,766)	(735,657,272)
Redemption fees(a)	67,075	60,895
Net increase/(decrease) in net assets from capital share transactions	105,017,469	(213,550,469)

Class R Shares
Proceeds from shares sold	53,658,489	58,318,144
Reinvestment of distributions	8,047,792	9,393,059
Cost of shares redeemed	(63,914,017)	(100,541,570)
Redemption fees(a)	19,243	15,043
Net decrease in net assets from capital share transactions	(2,188,493)	(32,815,324)

Net Increase/(Decrease) in Net Assets	144,277,989	(351,318,255)

NET ASSETS:
Beginning of period	$1,880,966,772	$2,232,285,027
End of period	2,025,244,761	1,880,966,772

See Notes to Financial Statements.

Annual Report | September 30, 2019	97

RiverNorth/DoubleLine Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	85,244,983	43,253,978
Shares issued in reinvestment of distributions	7,258,179	7,419,361
Shares redeemed	(82,788,383)	(71,333,873)
Net increase/(decrease) from share transactions	9,714,779	(20,660,534)

Class R Shares
Shares sold	5,301,831	5,605,491
Shares issued in reinvestment of distributions	795,933	913,262
Shares redeemed	(6,334,432)	(9,725,055)
Net decrease from share transactions	(236,668)	(3,206,302)

(a)	The Fund imposed a 2.00% redemption fee on shares redeemed within 90 days of purchase. The redemption fee was eliminated on March 4, 2019.

See Notes to Financial Statements.

98	(888) 848-7569 | www.rivernorth.com

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$2,129,809	$2,428,802
Net realized gain	210,728	521,914
Long-term capital gain distributions from other investment companies	2,473	–
Net change in unrealized appreciation/depreciation	(23,037)	(1,629,307)
Net increase in net assets resulting from operations	2,319,973	1,321,409

DISTRIBUTIONS TO SHAREHOLDERS:
Class I Shares	(2,340,774)	(1,337,107)
Class R Shares	(295,137)	(166,196)
From tax return of capital
Class I Shares	–	(650,715)
Class R Shares	–	(80,881)
Net decrease in net assets from distributions to shareholders	(2,635,911)	(2,234,899)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Proceeds from shares sold	1,386,595	3,307,159
Reinvestment of distributions	2,297,811	1,930,632
Cost of shares redeemed	(7,975,638)	(18,416,586)
Redemption fees(a)	16,396	257
Net decrease in net assets from capital share transactions	(4,274,836)	(13,178,538)

Class R Shares
Proceeds from shares sold	687,413	859,168
Reinvestment of distributions	287,836	241,660
Cost of shares redeemed	(1,755,228)	(1,871,291)
Redemption fees(a)	129	23
Net decrease in net assets from capital share transactions	(779,850)	(770,440)

Net Decrease in Net Assets	(5,370,624)	(14,862,468)

NET ASSETS:
Beginning of period	$56,613,952	$71,476,420
End of period	51,243,328	56,613,952

See Notes to Financial Statements.

Annual Report | September 30, 2019	99

RiverNorth/Oaktree High Income Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OTHER INFORMATION:
Share Transactions:
Class I Shares
Shares sold	146,904	341,685
Shares issued in reinvestment of distributions	244,757	200,668
Shares redeemed	(847,134)	(1,901,069)
Net decrease from share transactions	(455,473)	(1,358,716)

Class R Shares
Shares sold	73,019	89,276
Shares issued in reinvestment of distributions	30,715	25,140
Shares redeemed	(186,885)	(193,955)
Net decrease from share transactions	(83,151)	(79,539)

(a)	The Fund imposed a 2.00% redemption fee on shares redeemed within 90 days of purchase. The redemption fee was eliminated on March 4, 2019.

See Notes to Financial Statements.

100	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):

Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)

Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

102	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
$10.88		$12.37		$11.33		$10.74	$13.06

0.24		0.27		0.17		0.23	0.44
(0.25	)(b)	0.42		1.45		1.33	(1.30)
(0.01)		0.69		1.62		1.56	(0.86)

(0.18)		(0.40)		(0.30)		(0.42)	(0.60)
(2.64)		(1.78)		(0.28)		(0.45)	(0.86)
–		–		–		(0.10)	–
(2.82)		(2.18)		(0.58)		(0.97)	(1.46)
0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
(2.83)		(1.49)		1.04		0.59	(2.32)
$8.05		$10.88		$12.37		$11.33	$10.74
3.51%		5.92%		14.71%		15.35%	(7.50%)

$66,662		$65,592		$109,627		$201,712	$166,905

1.22%		N/A		1.12%		N/A	N/A

1.22%		N/A		1.12%		N/A	N/A

2.88%		N/A		1.45%		N/A	N/A

2.88%		N/A		1.45%		N/A	N/A

1.22%		1.17%		1.12%		1.11%	1.11%

1.22%		1.17%		1.12%		1.11%	1.11%

2.88%		2.37%		1.45%		2.11%	3.62%

2.88%		2.37%		1.45%		2.11%	3.62%
36%		58	%(f)	39	%(f)	19%	23%

Annual Report | September 30, 2019	103

RiverNorth Core Opportunity Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(c)	Less than $0.005 per share.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(f)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

104	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth Core Opportunity Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(Loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations
Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/ (decrease) in net asset value
Net asset value - end of period
Total Return(d)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)

Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)
Portfolio turnover rate

See Notes to Financial Statements.

106	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
$10.89		$12.37		$11.32		$10.74	$13.05

0.22		0.23		0.16		0.20	0.39
(0.26	)(b)	0.44		1.44		1.32	(1.27)
(0.04)		0.67		1.60		1.52	(0.88)

(0.17)		(0.37)		(0.27)		(0.40)	(0.57)
(2.62)		(1.78)		(0.28)		(0.45)	(0.86)
–		–		–		(0.09)	–
(2.79)		(2.15)		(0.55)		(0.94)	(1.43)
0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
(2.83)		(1.48)		1.05		0.58	(2.31)
$8.06		$10.89		$12.37		$11.32	$10.74
3.23%		5.70%		14.51%		14.98%	(7.67%)

$40,344		$67,199		$213,737		$568,198	$538,689

1.48%		N/A		1.37%		N/A	N/A
1.48%		N/A		1.37%		N/A	N/A

2.62%		N/A		1.38%		N/A	N/A

2.62%		N/A		1.38%		N/A	N/A

1.48%		1.41%		1.37%		1.36%	1.35%
1.48%		1.41%		1.37%		1.36%	1.35%

2.62%		2.02%		1.38%		1.90%	3.16%

2.62%		2.02%		1.38%		1.90%	3.16%
36%		58	%(f)	39	%(f)	19%	23%

Annual Report | September 30, 2019	107

RiverNorth Core Opportunity Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(c)	Less than $0.005 per share.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(f)	Portfolio turnover does not include redemptions in-kind.

See Notes to Financial Statements.

108	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

110	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
$10.08	$10.61	$10.61	$10.37	$10.88

0.52	0.47	0.40	0.51	0.56
0.28	(0.44)	0.08	0.39	(0.55)
0.80	0.03	0.48	0.90	0.01

(0.55)	(0.51)	(0.45)	(0.64)	(0.52)
–	(0.04)	(0.03)	–	–
–	(0.01)	–	(0.02)	–
(0.55)	(0.56)	(0.48)	(0.66)	(0.52)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
0.25	(0.53)	–	0.24	(0.51)
$10.33	$10.08	$10.61	$10.61	$10.37

8.21%	0.33%	4.67%	9.00%	0.04%

$1,858,103	$1,715,495	$2,024,142	$1,822,874	$1,735,108

0.86%	N/A	N/A	N/A	N/A
0.86%	N/A	N/A	N/A	N/A

5.13%	N/A	N/A	N/A	N/A

5.13%	N/A	N/A	N/A	N/A

0.86%	0.86%	0.85%	0.86%	0.86%
0.86%	0.86%	0.85%	0.86%	0.86%

5.13%	4.60%	3.80%	4.92%	5.24%

5.13%	4.60%	3.80%	4.92%	5.24%
60%	37%	50%	36%	29%

Annual Report | September 30, 2019	111

RiverNorth/DoubleLine Strategic Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

112	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Ratios to Average Net Assets (excluding interest expense):
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

114	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
$10.09	$10.62	$10.62	$10.39	$10.89

0.50	0.45	0.38	0.49	0.54
0.28	(0.45)	0.08	0.37	(0.55)
0.78	–	0.46	0.86	(0.01)

(0.52)	(0.48)	(0.43)	(0.61)	(0.49)
–	(0.04)	(0.03)	–	–
–	(0.01)	–	(0.02)	–
(0.52)	(0.53)	(0.46)	(0.63)	(0.49)
0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
0.26	(0.53)	–	0.23	(0.50)
$10.35	$10.09	$10.62	$10.62	$10.39

8.03%	0.07%	4.40%	8.62%	(0.12%)

$167,141	$165,472	$208,143	$230,953	$233,319

1.11%	N/A	N/A	N/A	N/A
1.11%	N/A	N/A	N/A	N/A

4.90%	N/A	N/A	N/A	N/A

4.90%	N/A	N/A	N/A	N/A

1.11%	1.11%	1.10%	1.11%	1.11%
1.11%	1.11%	1.10%	1.11%	1.11%

4.90%	4.34%	3.56%	4.67%	4.97%

4.90%	4.34%	3.56%	4.67%	4.97%
60%	37%	50%	36%	29%

Annual Report | September 30, 2019	115

RiverNorth/DoubleLine Strategic Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

See Notes to Financial Statements.

116	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

118	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2015
$9.58		$9.73		$9.48		$9.18		$10.25

0.38		0.39		0.35		0.44		0.43
0.07		(0.18)		0.31		0.44		(0.77)
0.45		0.21		0.66		0.88		(0.34)

(0.48)		(0.24)		(0.38)		(0.55)		(0.53)
–		–		–		–		(0.20)
–		(0.12)		(0.03)		(0.03)		–
(0.48)		(0.36)		(0.41)		(0.58)		(0.73)
0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
(0.03)		(0.15)		0.25		0.30		(1.07)
$9.55		$9.58		$9.73		$9.48		$9.18

4.85%		2.22%		7.11%		10.09%		(3.50%)

$45,306		$49,856		$63,842		$73,580		$88,360

1.58	%(e)	1.54	%(e)	1.35	%(e)	1.34	%(e)	1.36	%(e)
1.36	%(e)	1.36	%(e)	1.35	%(e)	1.34	%(e)	1.36	%(e)

3.83	%(e)	3.84	%(e)	3.59	%(e)	4.86	%(e)	4.40	%(e)

4.05	%(e)	4.02	%(e)	3.59	%(e)	4.86	%(e)	4.40	%(e)

1.57	%(e)	1.53	%(e)	1.35	%(e)	1.34	%(e)	1.35	%(e)
1.35	%(e)	1.35	%(e)	1.35	%(e)	1.34	%(e)	1.35	%(e)

3.84	%(e)	3.83	%(e)	3.59	%(e)	4.86	%(e)	4.41	%(e)

4.06	%(e)	4.01	%(e)	3.59	%(e)	4.86	%(e)	4.41	%(e)
52%		76%		121%		40%		70%

Annual Report | September 30, 2019	119

RiverNorth/Oaktree High Income Fund	Class I

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(e)	The portion of the ratios attributable to recoupments for the years ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016 and September 30, 2015 were 0.00% 0.00%, 0.00%, 0.00% and 0.06%, respectively.

See Notes to Financial Statements.

120	(888) 848-7569 | www.rivernorth.com

Intentionally Left Blank

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income/(loss) from investment operations

Less distributions:
From net investment income
From net realized gain on investments
From tax return of capital
Total distributions
Paid-in capital from redemption fees(a)
Net increase/(decrease) in net asset value
Net asset value - end of period

Total Return(c)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)

Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)

Ratio of net investment income to average net assets including fee waivers and reimbursements(d)
Portfolio turnover rate

See Notes to Financial Statements.

122	(888) 848-7569 | www.rivernorth.com

For a share outstanding throughout the periods presented

For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Year Ended September 30, 2015
$9.58		$9.72		$9.47		$9.17		$10.24

0.36		0.36		0.32		0.43		0.41
0.05		(0.16)		0.32		0.43		(0.77)
0.41		0.20		0.64		0.86		(0.36)

(0.45)		(0.23)		(0.36)		(0.54)		(0.51)
–		–		–		–		(0.20)
–		(0.11)		(0.03)		(0.02)		–
(0.45)		(0.34)		(0.39)		(0.56)		(0.71)
0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)
(0.04)		(0.14)		0.25		0.30		(1.07)
$9.54		$9.58		$9.72		$9.47		$9.17

4.48%		2.07%		6.83%		9.83%		(3.76%)

$5,937		$6,758		$7,635		$7,203		$10,368

1.83	%(e)	1.79	%(e)	1.63	%(e)	1.62	%(e)	1.61	%(e)
1.61	%(e)	1.61	%(e)	1.60	%(e)	1.60	%(e)	1.61	%(e)

3.58	%(e)	3.60	%(e)	3.29	%(e)	4.69	%(e)	4.14	%(e)

3.80	%(e)	3.78	%(e)	3.33	%(e)	4.71	%(e)	4.14	%(e)

1.82	%(e)	1.78	%(e)	1.63	%(e)	1.62	%(e)	1.60	%(e)
1.60	%(e)	1.60	%(e)	1.60	%(e)	1.60	%(e)	1.60	%(e)

3.59	%(e)	3.59	%(e)	3.29	%(e)	4.69	%(e)	4.15	%(e)

3.81	%(e)	3.77	%(e)	3.33	%(e)	4.71	%(e)	4.15	%(e)
52%		76%		121%		40%		70%

Annual Report | September 30, 2019	123

RiverNorth/Oaktree High Income Fund	Class R

Financial Highlights	For a share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.

(b)	Less than $0.005 per share.

(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.

(e)	The portion of the ratios attributable to recoupments for the periods ended September 30, 2019, September 30, 2018, September 30, 2017, September 30, 2016 and September 30, 2015 were 0.00%, 0.00%, 0.00%, 0.01% and 0.07%, respectively.

See Notes to Financial Statements.

124	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

The RiverNorth Funds (the “Trust” or “Funds”) was established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of a separate series without par value. All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Funds are considered investment companies and therefore follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies.

The RiverNorth Core Opportunity Fund (the “Core Opportunity Fund”) was organized as a diversified series of the Trust on July 18, 2006 and commenced investment operations on December 27, 2006. The Core Opportunity Fund offers two classes of shares, Class I Shares (inception date of August 11, 2014) and Class R Shares (inception date of December 27, 2006). The investment adviser to the Core Opportunity Fund is RiverNorth Capital Management, LLC ("RiverNorth" or the “Adviser”). The investment objective of the Core Opportunity Fund is to seek long-term capital appreciation and income.

The RiverNorth/DoubleLine Strategic Income Fund (the “Strategic Income Fund”) is a diversified series of the Trust and commenced investment operations on December 30, 2010. The Strategic Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the Strategic Income Fund is RiverNorth. The Strategic Income Fund’s sub-adviser is DoubleLine Capital, LP (“DoubleLine”). The investment objective of the Strategic Income Fund is current income and overall total return.

The RiverNorth/Oaktree High Income Fund (the “High Income Fund”) is a diversified series of the Trust and commenced investment operations on December 28, 2012. The High Income Fund offers two classes of shares, Class I Shares and Class R Shares. The investment adviser to the High Income Fund is RiverNorth. The High Income Fund’s sub-adviser is Oaktree Capital Management, L.P. (“Oaktree Capital,” and with DoubleLine, each a “Sub-Adviser” or collectively, the “Sub-Advisers”). The investment objective of the High Income Fund is overall total return consisting of long-term capital appreciation and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on the fiscal period end of the Funds.

Annual Report | September 30, 2019	125

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

Security Valuation: The Funds’ assets and other financial instruments are recorded at their estimated fair value as described in Note 3.

Security Transactions and Related Income: The Funds follow industry practice and record security transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. Settlement on bank loans transactions may be in excess of seven business days. Interest only stripped mortgage backed securities ("IO Strips") are securities that receive only interest payments from a pool of mortgage loans. Little to no principal will be received by the Funds upon maturity of an IO Strip. Periodic adjustments are recorded to reduce the cost of the security until maturity, which are included in interest income.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s net asset value ("NAV"). The tax is paid when the gain is realized and is included in capital gains tax in the Statements of Operations.

Other: The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

126	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

Principal Investment Risks: All mutual funds carry a certain amount of risk. For more information on the related risks of investing in the Funds please refer to the prospectus of each Fund.

Share Valuation: The NAV is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the Exchange is open. The NAV is calculated by taking the total value of each Fund’s or class’ assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the NAV per share, except that shares of each Fund were subject to a redemption fee of 2% if redeemed within 90 days of purchase until March 4, 2019 when the redemption fee was eliminated. For the year ended September 30, 2019, the Core Opportunity Fund, Strategic Income Fund, and High Income Fund received redemption fees of $1,917, $86,318, and $16,525, respectively.

Expenses: Some expenses of the Trust can be directly attributed to a Fund or a Fund specific share class. Expenses which cannot be directly attributed are apportioned among all Funds and Fund series classes in the Trust based on average net assets or another method approved by the Board.

Federal Income Taxes: The Funds make no provision for federal income tax. Each Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Funds.

Annual Report | September 30, 2019	127

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

●	Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, rights and warrants, closed-end funds, exchange-traded funds, preferred stocks and business development companies are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or a Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or a Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

128	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

Investments in mutual funds, including short-term investments and open-end funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Domestic and foreign fixed income securities, including foreign and U.S. corporate bonds, convertible corporate bonds, U.S. Government bonds and notes, foreign government bonds and notes, supranationals and foreign agencies, non-agency collateralized mortgage obligations, U.S. Government/Agency mortgage backed securities, business development company notes, bank loans, collateralized loan obligations, municipal bonds, and high yield debt, as well as non-exchange traded derivatives, including forward foreign currency contracts, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services. Foreign currency positions, including forward foreign currency contracts, are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern Time. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Data used to establish quotes includes analysis of cash flows, pre-payment speeds, default rates, delinquency assumptions and assumptions regarding collateral and loss assumptions. These securities will be classified as Level 2 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Funds’ good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

Annual Report | September 30, 2019	129

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

Good faith pricing may also be used in instances when the bonds in which the Funds invest default or otherwise cease to have market quotations readily available. Investments in foreign securities, junk bonds, or other thinly traded securities are more likely to trigger good faith pricing than other securities.

The following is a summary of the inputs used at September 30, 2019 in valuing the Funds’ assets and liabilities:

Core Opportunity Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$69,470,628	$–	$–	$69,470,628
Business Development Companies	1,601,873	–	–	1,601,873
Common Stocks	5,256,571	–	–	5,256,571
Exchange Traded Funds	23,580,500	–	–	23,580,500
Preferred Stocks	794,497	–	–	794,497
Business Development Company Notes	694,375	–	–	694,375
Rights	29,776	–	–	29,776
Warrants	170,700	–	–	170,700
Short-Term Investments	5,325,285	–	–	5,325,285
Total	$106,924,205	$–	$–	$106,924,205

Strategic Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$574,839,647	$–	$–	$574,839,647
Business Development Companies	4,576,391	–	–	4,576,391
Common Stocks	6,413,199	–	–	6,413,199
Open-End Funds	30,156,442	–	–	30,156,442
Preferred Stocks	40,495,291	–	–	40,495,291
Business Development Company Notes	23,611,494	–	–	23,611,494
Foreign Corporate Bonds	–	95,731,153	–	95,731,153
U.S. Corporate Bonds	–	88,346,997	5,050,000	93,396,997
Convertible Corporate Bonds	–	7,773,546	–	7,773,546
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	–	5,121,951	–	5,121,951
Bank Loans	–	23,730,338	–	23,730,338
Collateralized Loan Obligations	–	42,918,556	–	42,918,556
Equity - Linked Notes	–	–	11,250	11,250
Non-Agency Collateralized Mortgage Obligations	–	410,644,284	–	410,644,284
U.S. Government Bonds and Notes	–	269,248,745	–	269,248,745
Municipal Bonds	–	408,648	–	408,648
U.S. Government / Agency Mortgage Backed Securities	–	216,713,541	–	216,713,541
Warrants	–	–	–	–
Short-Term Investments	102,812,472	82,435,674	–	185,248,146
Total	$782,904,936	$1,243,073,433	$5,061,250	$2,031,039,619

130	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

High Income Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Closed-End Funds	$10,066,588	$–	$–	$10,066,588
Common Stocks	675	–	30,185	30,860
Preferred Stocks	–	–	92,000	92,000
Bank Loans	–	19,574,251	20,361	19,594,612
High Yield Debt	–	16,222,829	–	16,222,829
Warrants	2	–	3,714	3,716
Short-Term Investments	4,573,097	–	–	4,573,097
Total	$14,640,362	$35,797,080	$146,260	$50,583,702

	Valuation Inputs
Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$108,693	$–	$108,693
Liabilities
Forward Foreign Currency Contracts	$–	$(6,976)	$–	$(6,976)
Total	$–	$101,717	$–	$101,717

*	Refer to each Fund’s Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments.

Annual Report | September 30, 2019	131

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2018	Accrued Discount/ premium	Corporate Action	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3		Transfer Out of Level 3	Balance as of September 30, 2019	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2019
Strategic Income Fund
U.S. Corporate Bonds	$–	$–	$–	$–	$–	$–	$–	$5,050,000	(a)	$–	$5,050,000	$72,400
Equity-Linked Notes	–	–	11,250	–	–	–	–	–		–	11,250	–
	$–	$–	$11,250	$–	$–	$–	$–	$5,050,000		$–	$5,061,250	$72,400

High Income Fund
Preferred Stocks	$75,000	$–	$–	$–	$–	$17,000	$–	$–		$–	$92,000	$–
Bank Loans	–	(1,639)	–	(183)	(46,909)	69,942	(850)	–		–	20,361	(46,909)
Common Stocks	–	–	–	–	(31,315)	61,500	–	–		–	30,185	(31,315)
High Yield Debt	–	–	–	–	–	–	–	–		–	–	(28,912)
Warrants	–	–	–	–	1,352	2,362	–	–		–	3,714	1,352
	$75,000	$(1,639)	$–	$(183)	$(76,872)	$150,804	$(850)	$–		$–	$146,260	$(105,784)

(a)	Transferred from Level 2 to Level 3 because of a lack of observable market data

The table below provides additional information about the Level 3 Fair Value Measurements as of September 30, 2019:

Quantitative Information about Level 3 Fair Value Measurements

Strategic Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
U.S. Corporate Bonds	$5,050,000	Vendor Price	Broker Quote	N/A
Equity-Linked Note	11,250	Vendor Price	Broker Quote	N/A

132	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

High Income Fund

Asset Class	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range (Weighted Average)
Preferred Stocks	$92,000	Market Approach	EBITDA Multiple	9x
		Market Approach	Discount for lack of marketability	16.43%
Bank Loans	20,361	Vendor Price	Broker Quote	N/A
Common Stocks	30,185	Vendor Price	Broker Quote	N/A
Warrants	3,714	Implied Equity Value	Enterprise Value	$487.5 million

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Inputs	Impact to Value if Input Increases	Impact to Value if Input Decreases
Broker Quote	Increase	Decrease
EBITDA Multiple	Increase	Decrease
Enterprise Value	Increase	Decrease
Discount for lack of marketability	Decrease	Increase

4.  DERIVATIVE FINANCIAL INSTRUMENTS

The following discloses the Funds’ use of derivative instruments. The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts such as forward foreign currency contracts. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Annual Report | September 30, 2019	133

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

Risk of Investing in Derivatives

The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds.

Forward Foreign Currency Contracts

The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. During the year ended September 30, 2019, the High Income Fund engaged in forward foreign currency contracts. The contracts are marked-to-market daily and the change in value is recorded by the High Income Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the High Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The High Income Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

If required by the forward foreign currency contracts, the High Income Fund has segregated sufficient assets as collateral to satisfy the current obligations with respect to forward foreign currency contracts, and this is reflected as Cash segregated at custodian for forward foreign currency contracts on the High Income Fund’s Statement of Assets and Liabilities.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2019

The effect of derivatives instruments on each Fund's Statement of Assets and Liabilities as of September 30, 2019:

		Asset Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized appreciation on forward foreign currency contracts	$108,693

		Liabilities Derivatives
Fund	Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Unrealized depreciation on forward foreign currency contracts	$(6,976)

The effect of derivatives instruments on each Fund's Statement of Operations for the year ended September 30, 2019:

Fund	Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
High Income Fund	Foreign exchange rate risk (Forward foreign currency contracts)	Net realized gain/(loss) on Forward Foreign Currency Contracts/ Net change in unrealized appreciation/ depreciation on Forward Foreign Currency Contracts	$850,342	$67,527

The forward currency contracts average notional amount during the year ended September 30, 2019, is noted below.

Fund	Average Notional Amount of Forward Foreign Currency Contracts
High Income Fund	$8,649,261

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Annual Report | September 30, 2019	135

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2019.

Offsetting of Derivatives Asset

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$108,693	$–	$108,693	$(6,976)	$–	$101,717
Total	$108,693	$–	$108,693	$(6,976)	$–	$101,717

Offsetting of Derivatives Liability

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount
High Income Fund
Forward Foreign Currency Contracts	$6,976		$6,976	$(6,976)	$–	$–
Total	$6,976	$–	$6,976	$(6,976)	$–	$–

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

136	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

5.  LOAN PARTICIPATIONS AND ASSIGNMENTS

The Strategic Income Fund and High Income Fund may each invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Strategic Income Fund and High Income Fund will normally invest in corporate debt issuers in North America and Europe. The Strategic Income Fund’s and High Income Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Strategic Income Fund and High Income Fund may each invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Strategic Income Fund and High Income Fund will generally purchase assignments of these loans, in which case they will typically become lenders for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Strategic Income Fund and High Income Fund generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Strategic Income Fund and High Income Fund may each be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Strategic Income Fund and High Income Fund may each enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Strategic Income Fund and High Income Fund have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Strategic Income Fund and High Income Fund may each receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Strategic Income Fund and High Income Fund may each receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. At September 30, 2019, the Strategic Income Fund and High Income Fund had $895,801 and $8,129 , respectively, in unsettled domestic and foreign loan commitments.

6.  ADVISORY FEES, TRUSTEE FEES AND OTHER AGREEMENTS

The Adviser serves as the investment adviser to the Funds. Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies. As compensation for its management services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of the average daily net assets of the Funds.

The Chief Compliance Officer (“CCO”) of the Funds is an affiliate of the Funds. For the year ended September 30, 2019, the total related amounts paid by the Funds for CCO fees are included in Compliance expenses on each Fund’s Statement of Operations.

Annual Report | September 30, 2019	137

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
Core Opportunity Fund	1.00%
Strategic Income Fund	0.75%
High Income Fund	1.00%

The Adviser has contractually agreed to waive the High Income Fund’s management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) of the High Income Fund until at least January 31, 2020 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.60% and 1.35% for the Class R shares and Class I shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days written notice to the Adviser. Any waiver or reimbursement is subject to repayment by the High Income Fund within three years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board of Trustees.

As of the year ended September 30, 2019, reimbursed expenses for the High Income Fund subject to potential recovery by year of expiration are as follows:

	Expiring September 30,
	2020	2021	2022
High Income Fund
Class I	N/A	$98,502	$104,992
Class R	$2,773	$13,126	$13,864
Total	$2,773	$111,628	$118,856

For the year ended September 30, 2019, the Adviser opted to forgo $169,201 in management fees in the Strategic Income Fund related to the Fund's investment in an affiliate fund, the High Income Fund. This waiver of affiliated management fees is reflected net within the Investment Adviser Fee on the Statement of Operations.

DoubleLine is the investment sub-adviser to the Strategic Income Fund. Oaktree Capital is the investment sub-adviser to the High Income Fund. Under the terms of the sub-advisory agreements, the Sub-Advisers, subject to the supervision of the Adviser and the Board of Trustees, provide to the Strategic Income Fund and the High Income Fund such investment advice as deemed advisable and will furnish a continuous investment program for the portion of assets managed in the respective Fund consistent with the respective Fund's investment objective and policies. As compensation for its sub-advisory services, the Adviser, out of its own fee, is obligated to pay each Sub-Adviser a fee computed and accrued daily and paid monthly in arrears based on an annual rate of the average daily net assets of the Strategic Income Fund and the High Income Fund.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2019

ALPS Fund Services, Inc. (“ALPS”) provides the Funds with fund administration and fund accounting services. ALPS also serves as transfer agent, dividend paying and shareholder servicing agent for the Funds (“Transfer Agent”).

State Street Bank & Trust, Co. serves as the Funds’ custodian.

The Funds have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). The Plan permits the Funds to pay the Adviser for distribution and promotion expenses related to marketing shares of the Funds. The amount payable annually by the Class R shares of the Core Opportunity Fund, the Class R Shares of the Strategic Income Fund, and the Class R Shares of the High Income Fund is 0.25% of the average daily net assets. Under the Plan the Trust may engage in any activities related to the distribution of Fund shares. The expenses of the Funds’ Plan are reflected as 12b-1 fees in the Statements of Operations.

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc. (“the Distributor”), an affiliate of ALPS, to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser received no salary or fees from the Trust except for the Chief Compliance Officer for compliance expenses. Each Trustee who is not an “interested person” receives a fee of $36,000 per year, plus $1,500 per meeting attended from the Trust. In addition, the chair of the audit committee receives $500 annually and the lead independent Trustee receives $250 annually. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at such meetings. The Trustees are also compensated for their services as independent directors of other funds within the fund complex.1

A Trustee and certain Officers of the Trust are also employees of the Adviser, the Distributor or ALPS Fund Services, Inc.

[1]	The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., the RiverNorth Marketplace Lending Corporation, RiverNorth Opportunistic Municipal Income Fund, Inc., and RiverNorth Managed Duration Municipal Income Fund, Inc.

7.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund.

Annual Report | September 30, 2019	139

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2019, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$5,255,331	$189,479	$27,644,230	$–	$33,089,040
Strategic Income Fund	101,073,877	–	–	–	101,073,877
High Income Fund	2,635,911	–	–	–	2,635,911

The tax character of distributions paid by the Funds during the fiscal year ended September 30, 2018, was as follows:

	Ordinary Income	Tax-Exempt Income	Distributions paid from Long-Term Capital Gain	Return of Capital	Total
Core Opportunity Fund	$7,867,901	$135,673	$41,398,933	$–	$49,402,507
Strategic Income Fund	100,095,220	–	7,270,309	1,899,952	109,265,481
High Income Fund	1,503,303	–	–	731,596	2,234,899

Components of Distributable Earnings on a Tax Basis: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. The amounts reclassified did not affect net assets. The reclassifications were as follows:

	Paid-in Capital	Total Distributable Earnings
Core Opportunity Fund	$(46,875)	$46,875
Strategic Income Fund	(362,739)	362,739
High Income Fund	(25,002)	25,002

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RiverNorth Funds	Notes to Financial Statements

September 30, 2019

At September 30, 2019, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Other Cumulative Effect of Timing Differences	Total
Core Opportunity Fund	$176,274	$–	$4,547,805	$–	$4,724,079
Strategic Income Fund	229,488	(69,035,490)	(30,026,055)	–	(98,832,057)
High Income Fund	365,328	(4,145,544)	(634,532)	(101,717)	(4,516,465)

Capital Losses: As of September 30, 2019, the following Funds had capital loss carryforwards which may reduce the applicable Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code. The capital loss carryforwards may be carried forward indefinitely.

Capital losses carried forward were as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Strategic Income Fund	$1,501,663	$8,076,781
High Income Fund	813,679	2,785,464

The Strategic Income Fund and the High Income Fund have elected to defer to the year ending September 30, 2019, capital losses recognized during the period November 1, 2018 to September 30, 2019, in the amount of $59,457,046 and $546,401.

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at September 30, 2019, were as follows:

Fund	Gross Appreciation (excess of value over tax)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Foreign Currency and Derivatives	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Core Opportunity Fund*	$7,359,993	$(2,812,188)	$–	$4,547,805	$102,376,400
Strategic Income Fund*	83,987,555	(114,013,610)	–	(30,026,055)	2,061,065,674
High Income Fund*	750,339	(1,484,483)	99,612	(634,532)	51,317,846

*	The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to PFIC’s, wash sales, forward contract mark to market, and tax treatment of certain other investments.

Annual Report | September 30, 2019	141

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

8.  INVESTMENT TRANSACTIONS

Investment transactions for the year ended September 30, 2019, excluding U.S. Government Obligations and short-term investments, were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$42,042,566	$64,628,013
Strategic Income Fund	687,058,312	675,382,132
High Income Fund	25,626,692	32,878,075

Investment Transactions in long term U.S. Government Obligations for the year ended September 30, 2019 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Core Opportunity Fund	$–	$4,980,878
Strategic Income Fund	395,683,700	393,760,023

9.  INVESTMENTS IN AFFILIATED COMPANIES

The Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, shares and value of investment in affiliated companies for the year ended September 30, 2019 were as follows:

Strategic Income Fund

Security Name	Share Balance as of September 30, 2018	Purchases	Sales	Share Balance as of September 30, 2019	Market Value as of September 30, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
RiverNorth/Oaktree High Income Fund	3,003,658	155,507	–	3,159,165	$30,156,442	$1,460,626	$628,720	$–
					$30,156,442	$1,460,626	$628,720	$–

10. REVOLVING LINE OF CREDIT

On April 8, 2014, the Funds entered into a $100,000,000 committed, unsecured Revolving Credit Agreement with State Street Bank & Trust, Co. The Revolving Credit Agreement was amended on April 17, 2015, April 5, 2016, April 4, 2017, April 3, 2018 and on April 2, 2019. The Revolving Credit Agreement expires on March 31, 2020. Borrowings under this arrangement bear interest at the higher of the Federal Funds Rate and the One-Month LIBOR Rate in effect on the day the loan is made plus 1.25%, which is 3.27% at September 30, 2019. From October 1, 2018 through September 30, 2019, the Funds paid a facility fee on unloaned balances equal to the product of $100,000,000 less the principal amount of loans outstanding and 0.25%.

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RiverNorth Funds	Notes to Financial Statements

September 30, 2019

For the year ended September 30, 2019, the Funds’ borrowings under the Revolving Credit Agreement were as follows:

	Dates of Borrowing	Maximum Borrowed Amount	Average Loan Balance Outstanding	Average Interest Rate
Core Opportunity Fund	December 31, 2018 - January 3, 2019	$9,000,000	$7,000,000	3.81%
Strategic Income Fund	December 13, 2018	45,000,000	45,000,000	3.76%
High Income Fund	November 29, 2018 - December 26, 2018	1,000,000	1,000,000	3.74%

11. BENEFICIAL OWNERSHIP

On September 30, 2019, there were an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statements of Changes in Net Assets.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Beneficial owners owning more than 25% of the voting securities for the benefit of their customers of each class of each Fund, as of September 30, 2019, are listed below:

Fund	Shareholder Name	Percentage Interest
Core Opportunity Fund – Class I	Wells Fargo Clearing Services, Inc.	27.97%
Core Opportunity Fund – Class R	Charles Schwab & Company, Inc.	35.60%
Strategic Income Fund – Class I	Charles Schwab & Company, Inc.	35.97%
Strategic Income Fund – Class R	Charles Schwab & Company, Inc.	39.04%
High Income Fund – Class I	RiverNorth/DoubleLine Strategic Income Fund	66.56%
High Income Fund – Class R	Charles Schwab & Company, Inc.	55.14%

12. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Annual Report | September 30, 2019	143

RiverNorth Funds	Notes to Financial Statements

September 30, 2019

13. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $15,696 and $11,170 for RiverNorth/DoubleLine Strategic Income Fund and RiverNorth Oaktree High Income Fund respectively, and unrealized appreciation of investments was increased by corresponding amounts. The adoption of ASU 2017-08 had no material impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurements, which amended guidance on the disclosure requirements for fair value measurement. The update to Topic 820 includes added, eliminated and modified disclosure requirements for investments measured at fair value. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of the amended guidance on the Funds was the removal of the requirements to disclose (a) amount of and reasons for transfers between Level 1 and 2 (b) the valuation processes for Level 3 fair value measurements, and (c) the policy for timing of transfers between levels. Management has evaluated the impact of this ASU and has adopted the changes into the Funds’ financial statements.

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RiverNorth Funds	Report of Independent Registered Public Accounting Firm

September 30, 2019

To the Shareholders and Board of Trustees of
RiverNorth Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, RiverNorth/DoubleLine Strategic Income Fund, and RiverNorth/Oaktree High Income Fund (the “Funds”), as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, brokers and agent banks, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of RiverNorth Capital Management, LLC’s investment companies since 2006.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 27, 2019

Annual Report | September 30, 2019	145

RiverNorth Funds	Additional Information

September 30, 2019 (Unaudited)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (888) 848-7569 and (2) from Form N-PX filed by the Funds with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Part F of N-PORT. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-PORT (and its predecessor Form, Form N-Q) must be made within 60 days of the end of the quarter. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Funds at 1-888-848-7569.

UNAUDITED TAX INFORMATION

The RiverNorth Core Opportunity Fund designated the following for federal income tax purposes for the year ended September 30, 2019:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Core Opportunity Fund	$79,448	$562,003

Tax-Exempt Percentage
RiverNorth Core Opportunity Fund	3.48%

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2018, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Core Opportunity Fund	41.63%	41.19%
RiverNorth/DoubleLine Strategic Income Fund	1.18%	1.57%
RiverNorth/Oaktree High Income Fund	–	0.36%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Core Opportunity Fund designated $27,644,230 as long-term capital gain dividends.

146	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Board Considerations Regarding Approval of Investment Advisory and Sub-Advisory Agreements

September 30, 2019 (Unaudited)

Approval of a New Sub-Advisory Agreement for Oaktree Capital with respect to the RiverNorth/Oaktree High Income Fund

The Board of Trustees met in person on May 15, 2019 to evaluate, among other things, whether approving a new sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the RiverNorth/Oaktree High Income Fund (“Fund”), RiverNorth Capital Management, LLC (“RiverNorth Capital” or “Adviser”) and Oaktree Capital Management, L.P. (“Oaktree Capital” or “Sub-Adviser”) that that would replace the current sub-advisory agreement with the Sub-Adviser (the “Current Sub-Advisory Agreement”) was in the best interests of the Fund’s shareholders. This Sub-Advisory Agreement was being considered due to a potential change of control of Oaktree Capital relating to a merger (the “Merger”) with Brookfield Asset Management Inc. ("Brookfield"). At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

During its discussions, the Board recalled that it had recently considered the renewal of the Current Sub-Advisory Agreement at the Board’s November 2018 meeting (the “November Meeting”). The Board reviewed materials (the “May Oaktree Materials”) provided by Oaktree Capital that primarily focused on information regarding the Merger, Brookfield and details of any changes expected to occur following the Merger with regard to Oaktree Capital, its operations, and the services provided to the Fund. The Board also considered the materials provided in connection with the most recent renewal of the Current Sub-Advisory Agreement that occurred at the November Meeting and determined that the information provided at the November Meeting (the “November Oaktree Materials”) remained materially accurate, except as supplemented by the May Oaktree Materials. The Board discussed details of the May Oaktree Materials and the November Oaktree Materials amongst themselves and counsel.

The Board considered the following factors, among others, in reaching its determination to approve the New Sub-Advisory Agreement: (i) the investment performance of the Fund and the investment performance of Oaktree Capital, (ii) the nature, extent and quality of the services provided by Oaktree Capital to the Fund, (iii) the experience and qualifications of the personnel providing such services, (iv) the costs of the services provided and the profits to be realized by Oaktree Capital and any of its affiliates from the relationship with the Fund, (v) the extent to which economies of scale will be realized by Oaktree Capital with respect to the services provided to the Fund as it grows, and (vi) whether the fee structure appropriately shared the economies of scale with Fund shareholders. The Board also recalled its deliberations that had occurred at the November Meeting, agreeing that such deliberations continued to be appropriate except with regard to the Merger.

In voting to approve the New Sub-Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent, and Quality of the Services

The Board considered that the Merger was not expected to affect the nature, extent and quality of the services to be provided by Oaktree Capital under the terms of the New Sub-Advisory Agreement. The Board recalled its prior deliberations where it noted that Oaktree Capital was subject to the supervision of the Adviser and the Board, and would provide to the Fund such investment advice that it, in its discretion, deemed to be advisable, as well as an investment program for the Fund consistent with its investment objective and policies. The Board reviewed details regarding the experience of Oaktree Capital’s investment personnel, operations, and experience managing other investment accounts. Based on the foregoing information, the Board, including the Independent Trustees, concluded that Oaktree Capital could be expected to continue to provide quality services to the Fund.

Annual Report | September 30, 2019	147

RiverNorth Funds	Board Considerations Regarding Approval of Investment Advisory and Sub-Advisory Agreements

September 30, 2019 (Unaudited)

Investment Sub-Advisory Fee Rate

The Board considered that the fee that the Adviser pays Oaktree Capital would not change under the New Sub-Advisory Agreement. The Board recalled that it had previously determined and continued to believe that the fee paid to Oaktree Capital was reasonable given the fees Oaktree Capital charges other clients to manage similar strategies, as well as the overall reasonableness of the Fund’s sub-advisory fee as compared to a peer group and universe of peer funds selected by an independent third party (the “Peer Groups”). The Board also considered that it reviewed the extent to which economies of scale will be realized by the Fund as it grows.

Performance

The Board recalled its most recent review of the performance of the Fund and the tranche of the portfolio managed by Oaktree Capital, noting that it was generally satisfied with its returns in consideration of the overall market and as compared to the Peer Groups. The Board agreed that the Merger was not expected to cause any changes that were or could be expected to materially affect the performance of Oaktree Capital’s sleeve.

Costs of Services, Benefits Derived and Profits Realized

As to the cost of the services to be provided and the profits to be realized by Oaktree Capital, the Board reviewed Oaktree Capital’s financial condition before and after the Merger, noting that Oaktree Capital would be expected to benefit from the financial backing of Brookfield, a large public company. The Board also noted that Oaktree Capital was and would continue to be a part of a publically owned company, and accordingly, did not provide specific, non-public financial information, including profitability information that was not otherwise made publically available. The Board acknowledged that Oaktree Capital was not expected to receive any ancillary benefits other than the reputational and relationship benefits from its work with the Fund. Accordingly, the Trustees agreed that Oaktree Capital’s compensation was reasonable and its financial condition continued to be stable.

The Merger

After receiving substantial information, the Board was satisfied that the Merger would not result in any adverse consequences for the Fund. The Board noted representations from Oaktree Capital that the consummation of the Merger was not expected to result in any changes to the services the Sub-Adviser provides to the Fund, or the personnel providing those services.

Based on its evaluation of the considerations, the Board unanimously voted to approve the New Sub-Advisory Agreement, and to recommend to the Shareholders that they approve the New Sub-Advisory Agreement.

148	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Board Considerations Regarding Approval of Investment Advisory and Sub-Advisory Agreements

September 30, 2019 (Unaudited)

Section 15(f) of the 1940 Act

The Board was informed that Brookfield and Oaktree Capital will use reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Fund from and after the Closing, which provides that when a sale of securities or a controlling interest in a sub-adviser occurs, the sub-adviser or any of its affiliated persons cannot receive any amount or benefit in connection with the sale unless two conditions are satisfied:

(1)	for three years following the consummation of the Merger, at least seventy-five percent (75%) of the Board must not be “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of Oaktree Capital, and

(2)	during the two years after the Merger, an “unfair burden” must not be imposed on the investment company as a result of the sale of such interest.

The Board of Trustees noted that the approval was intended to come within the safe harbor provided by Section 15(f) of the 1940 Act. Based on the information provided by Oaktree Capital, the Board determined that the Merger will not result in the imposition of an “unfair burden” on the Fund.

The Interim Agreement

The Board, including the Independent Trustees, held an in-person meeting on August 21, 2019 during which it approved an interim sub-advisory agreement among the trust, on behalf of the Fund, RiverNorth and Oaktree Capital (the “Interim Agreement”).

The board considered that the final closing date of the Merger had not yet been determined and that the Interim Agreement would provide Oaktree Capital with flexibility on the closing date and would ensure that the Fund continues to receive Oaktree Capital’s sub-advisory services should the Merger close prior to obtaining shareholder approval of the New Sub-Advisory Agreement. The Board also considered that, pursuant to Rule 15a-4 under the Investment Company Act of 1940, the Interim Agreement would be materially identical to the Current Sub-Advisory Agreement, except that (i) its term would end on the earlier of the 151st calendar day following the effective date of the Interim Agreement; and (ii) it would contain a provision requiring that all fees earned be kept in escrow until approval of the New Sub-Advisory Agreement is obtained (or, if such approval is not obtained, Oaktree Capital would receive the lesser amount of the escrowed fees or costs incurred by Oaktree Capital during the term of the Interim Agreement).

The board recalled its deliberations at the May 2019 meeting in approving the New Sub-Advisory Agreement and noted that the materials related to the prior deliberations were included in the August 2019 meeting materials. Specifically considering its discussions with respect to the Interim Agreement and its discussions at the May 2019 meeting with respect to the New Sub-Advisory Agreement, the Board considered the following factors, among others, in reaching its determination to approve the Interim Agreement: (i) the investment performance of the Fund and the investment performance of Oaktree capital; (ii) the nature, extent and quality of the services provided by Oaktree Capital to the Fund; (iii) the experience and qualifications of the personnel providing such services; (iv) the costs of the services provided and the profits to be realized by Oaktree Capital and any of its affiliates from the relationship with the Fund; (v) the extent to which economies of scale will be realized by Oaktree Capital as the Fund grows; and (vi) whether the fee structure appropriately shared the economies of scale with Fund shareholders.

Annual Report | September 30, 2019	149

RiverNorth Funds	Board Considerations Regarding Approval of Investment Advisory and Sub-Advisory Agreements

September 30, 2019 (Unaudited)

Based on its evaluation of the considerations, the board determined that the approval of the Interim Agreement was in the best interest of shareholders of the Fund and unanimously voted to approve the Interim Agreement.

150	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2019 (Unaudited)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John K. Carter Y.O.B. 1961	Trustee	Indefinite/ January 2013 to present	Partner, Law Office of Carter Reymann Law, P.A. (a general practice and corporate law firm) (2018 to present); Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to 2018); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015).	8	Rivernorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund (1 fund) (2018-present); Carillon Mutual Funds (12 funds) (2016 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present).
James G. Kelley Y.O.B. 1948	Trustee	Indefinite/ December 2006 to present	Certified Business Coach, JGK & Associates (2000 to present).	3	Member, Illinois Board of Examiners (2012 to present); Chair (2017 to present).

Annual Report | September 30, 2019	151

RiverNorth Funds	Trustees and Officers

September 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
John S. Oakes Y.O.B. 1943	Trustee; Lead Independent Trustee	Indefinite/ December 2010 to present	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	8	Rivernorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund (1 fund) (2018-present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present).

152	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
David M. Swanson Y.O.B. 1957	Trustee	Indefinite/ November 2018 to present	Founder & Managing Partner of Swan Dog Strategic Marketing (2006 to present).	8	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); Managed Portfolio Series (39 funds) (2011 to present); ALPS Variable Investment Trust (9 funds) (2006 to present).

[1]	The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of each series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and the RiverNorth Marketplace Lending Corporation.

Annual Report | September 30, 2019	153

RiverNorth Funds	Trustees and Officers

September 30, 2019 (Unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Patrick W. Galley[3] Y.O.B. 1975	President, Principal Executive Officer and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	8	Rivernorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund (1 fund) (2018-present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/ DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Opportunities Fund, Inc. (1 fund) (2013 to present); Board of Managers of RiverNorth Capital Management, LLC (since 2010) and RiverNorth Financial Holdings, LLC (2014 to present) and Board of Directors RiverNorth Holdings, Co. (since 2010).
Jonathan M. Mohrhardt Y.O.B. 1974	Treasurer and Chief Financial Officer	Indefinite/ February 2009 to present	Chief Operating Officer, RiverNorth Capital Management, LLC (2011 to present).	N/A	N/A

154	(888) 848-7569 | www.rivernorth.com

RiverNorth Funds	Trustees and Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During the Past 5 Years
Marcus L. Collins Y.O.B. 1968	Chief Compliance Officer; Secretary	Indefinite/ May 2012 to Present; Indefinite/ January 2017 to Present	General Counsel, RiverNorth Capital Management, LLC (2012 to present), Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present).	N/A	N/A
Christopher A. Moore Y.O.B. 1984	Assistant Secretary	Indefinite/ May 2019 to present	Vice President and Senior Counsel of SS&C ALPS (2016 to present); associate at Thompson Hine LLP (2013 to 2016); Counsel at DSW, Inc. (2012 to 2013); CPA for Ernst & Young (2007 to 2009).	N/A	N/A

[1]	The mailing address of each Trustee and officer is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

[2]	The Fund Complex consists of each series of the RiverNorth Funds Trust, RiverNorth Opportunities Fund, Inc., RiverNorth DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., and the RiverNorth Marketplace Lending Corporation.

[3]	Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (toll-free) 1-888-848-7569

Annual Report | September 30, 2019	155

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RiverNorth Funds
RiverNorth Core Opportunity Fund
RiverNorth/DoubleLine Strategic Income Fund
RiverNorth/Oaktree High Income Fund

Board of Trustees
Patrick W. Galley, CFA, Chairman
James G. Kelley
John S. Oakes
David M. Swanson
John K. Carter

Investment Adviser
RiverNorth Capital Management, LLC

Sub Advisers
DoubleLine Capital LP
Oaktree Capital Management, L.P.

Transfer Agent, Administrator and
Dividend Disbursing Agent
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Custodian
State Street Bank & Trust

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code of ethics to an appropriate person or persons identified in the code of ethics; and

(5)	Accountability for adherence to the code of ethics.

(c)	Amendments: During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	Waivers: During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Posting: We do not intend to post the code of ethics for the Officers or any amendments or waivers on a website.

(f)	Availability: The code of ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund listed in that Fund’s prospectus .

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees
	Fiscal Year	Audit Fees
	FY 2019	$79,000
	FY 2018	$68,000

(b)	Audit-Related Fees
	Fiscal Year	Registrant
	FY 2019	$0
	FY 2018	$0

(c)	Tax Fees
	Fiscal Year	Registrant
	FY 2019	$15,000
	FY 2018	$15,000
	Nature of the Tax Fees: prepare tax returns

(d)	All Other Fees
	Fiscal Year	Registrant
	FY 2019	$3,547
	FY 2018	$3,350
	Nature of the fees: cursory review of Semi-Annual Shareholder report and post-effective amendment consents.

(e)

(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)	During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal Year	Registrant	Adviser
FY 2019	$0	$0
FY 2018	$0	$0

Item 5.	Audit Committee of Listed Registrants.

NOT APPLICABLE – applies to listed companies only

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	NOT APPLICABLE.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10.	Submission of Matters to Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 13.	Exhibits.

(a)(1)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	None.

(a)(4)	None.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: RiverNorth Funds

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President

Date:	December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick W. Galley
Name:	Patrick W. Galley
Title:	President & Chief Executive Officer

Date:	December 9, 2019

By:	/s/ Jonathan M. Mohrhardt
Name:	Jonathan M. Mohrhardt
Title:	Treasurer & Chief Financial Officer

Date:	December 9, 2019